EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
4550 Montgomery Avenue,
Suite 1000N
Bethesda, MD 20814
on December 16, 2016

Please detach at perforation before mailing.

PROXY     THE CALVERT FUNDS PROXY
SPECIAL MEETING OF SHAREHOLDERS to be held December 16, 2016

59474312_1

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
The undersigned, revoking previous proxies, hereby appoint(s) Andrew K. Niebler, Esq. and Robert D. Benson, Esq. and each of them, separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of [Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc. The Calvert Fund, Calvert Management Series, Calvert Variable Products, Inc., and Calvert Variable Series, Inc.] (the “Calvert Funds”), to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, December 16, 2016, at 9:00 a.m. Eastern Time, and at any adjournment or postponement thereof (the “Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting.

Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is hereby acknowledged. IF NO SPECIFICATIONS ARE MADE FOR THE PROPOSAL(S), THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

Date CAL_28163_102016

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

[Instructions for variable funds to be provided in separate proxy card.]

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on December 16, 2016
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/cal-28163

FUND                FUND     FUND
Fundname Drop-In 1            Fundname Drop-In 2    Fundname Drop-In 3
Fundname Drop-In 4            Fundname Drop-In 5    Fundname Drop-In 6
Fundname Drop-In 7            Fundname Drop-In 8    Fundname Drop-In 9
Fundname Drop-In 10

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES/DIRECTORS. The Board of Trustees/Directors recommends that you vote FOR the following Proposal(s):

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:
FOR WITHHOLD FOR ALL
ALL ALL EXCEPT

1.	Election of Board Nominees.

01. Richard L. Baird, Jr.    02. Alice Gresham Bullock    03. Cari Dominguez    04. Miles D. Harper III    ☐    ☐    ☐
05. John G. Guffey, Jr.    06. Joy V. Jones    07. Anthony A. Williams    08. John H. Steur

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	Approval of a new investment advisory agreement. (all funds)
FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Fundname Drop-In 1	☐ ☐ ☐ 02 Fundname Drop-In 2 ☐ ☐ ☐

03 Fundname Drop-In 3	☐ ☐ ☐ 04 Fundname Drop-In 4 ☐ ☐ ☐

05 Fundname Drop-In 5	☐ ☐ ☐ 06 Fundname Drop-In 6 ☐ ☐ ☐

07 Fundname Drop-In 7	☐ ☐ ☐ 08 Fundname Drop-In 8 ☐ ☐ ☐

09 Fundname Drop-In 9	☐ ☐ ☐ 10 Fundname Drop-In 10 ☐ ☐ ☐

3.	Approval of new investment sub-advisory agreements

3A	Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC
FOR AGAINST ABSTAIN

01 Calvert Equity Portfolio	☐ ☐ ☐

3B	Approval of new investment sub-advisory agreement with Hermes Investment Management Limited
FOR AGAINST ABSTAIN

01 Calvert Emerging Markets Equity Fund	☐ ☐ ☐

3C	Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

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FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Calvert VP S&P 500 Index Portfolio	☐ ☐ ☐ 02 Calvert VP S&P MidCap 400 Index Portfolio ☐ ☐ ☐

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

03 Calvert VP Russell 2000 Small Cap Index Portfolio	☐ ☐ ☐ 04 Calvert VP Nasdaq 100 Index Portfolio ☐ ☐ ☐

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

05 Calvert VP Investment Grade Bond Index Portfolio	☐ ☐ ☐ 06 Calvert VP Volatility Managed Moderate Portfolio ☐ ☐ ☐

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

07 Calvert VP Volatility Managed Moderate Growth Portfolio	☐ ☐ ☐ 08 Calvert VP Volatility Managed Growth Portfolio ☐ ☐ ☐

3D	Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC

FOR AGAINST ABSTAIN        FOR AGAINST ABSTAIN

01 Calvert VP Volatility Managed Moderate Portfolio	☐ ☐ ☐ 02 Calvert VP Volatility Managed Moderate Growth Portfolio ☐ ☐ ☐

FOR AGAINST ABSTAIN

03 Calvert VP Volatility Managed Growth Portfolio	☐ ☐ ☐

3E	Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Calvert International Equity Fund	☐ ☐ ☐ 02 Calvert International Opportunities Fund ☐ ☐ ☐

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940

4A
Approval of Master Distribution Plan for Class A Shares (Each series of Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., Calvert Management Series, and The Calvert Fund)

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Fundname Drop-In 1	☐ ☐ ☐ 02 Fundname Drop-In 2 ☐ ☐ ☐

03 Fundname Drop-In 3	☐ ☐ ☐ 04 Fundname Drop-In 4 ☐ ☐ ☐

05 Fundname Drop-In 5	☐ ☐ ☐ 06 Fundname Drop-In 6 ☐ ☐ ☐

07 Fundname Drop-In 7	☐ ☐ ☐ 08 Fundname Drop-In 8 ☐ ☐ ☐

09 Fundname Drop-In 9	☐ ☐ ☐ 10 Fundname Drop-In 10 ☐ ☐ ☐

4B
Approval of Master Distribution Plan for Class C Shares (Each series of Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert Management Series and Calvert World Values Fund, Inc.; Calvert Small Cap Fund, Calvert Global Energy Solutions Fund and Calvert Global Water Fund, each a series of Calvert Impact Fund, Inc.; Calvert Income Fund, Calvert Short Duration Income Fund, and Calvert High Yield Bond Fund each a series of The Calvert Fund)

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Fundname Drop-In 1	☐ ☐ ☐ 02 Fundname Drop-In 2 ☐ ☐ ☐

03 Fundname Drop-In 3	☐ ☐ ☐ 04 Fundname Drop-In 4 ☐ ☐ ☐

05 Fundname Drop-In 5	☐ ☐ ☐ 06 Fundname Drop-In 6 ☐ ☐ ☐

07 Fundname Drop-In 7	☐ ☐ ☐ 08 Fundname Drop-In 8 ☐ ☐ ☐

09 Fundname Drop-In 9	☐ ☐ ☐ 10 Fundname Drop-In 10 ☐ ☐ ☐

4C	Approval of Master Distribution Plan for Class R Shares

FOR AGAINST ABSTAIN

01 Calvert Income Fund	☐ ☐ ☐

4D	Approval of Master Distribution Plan for Class F Shares

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Calvert VP SRI Balanced Portfolio	☐ ☐ ☐ 02 Calvert VP S&P MidCap 400 Index Portfolio ☐ ☐ ☐

03 Calvert VP Russell 2000 Small Cap Index Portfolio	☐ ☐ ☐ 04 Calvert VP EAFE International Index Portfolio ☐ ☐ ☐

05 Calvert VP Nasdaq 100 Index Portfolio	☐ ☐ ☐ 06 Calvert VP Investment Grade Bond Index Portfolio ☐ ☐ ☐

07 Calvert VP Volatility Managed Moderate Portfolio	☐ ☐ ☐ 08 Calvert VP Volatility Managed Moderate Growth Portfolio☐ ☐ ☐

09 Calvert VP Volatility Managed Growth Portfolio	☐ ☐ ☐

5.	Approval of amendment to the declaration of trust, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A    Approval of Amendment to Calvert Management Series’ Declaration of Trust

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Calvert Tax-Free Responsible Impact Bond Fund	☐ ☐ ☐ 02 Calvert Unconstrained Bond Fund ☐ ☐ ☐

5B    Approval of Amendment to The Calvert Fund’s Declaration of Trust

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Calvert Income Fund	☐ ☐ ☐ 02 Calvert Short Duration Income Fund ☐ ☐ ☐

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03 Calvert Long-Term Income Fund	☐ ☐ ☐ 04 Calvert Ultra-Short Income Fund ☐ ☐ ☐

05 Calvert High Yield Bond Fund	☐ ☐ ☐

5C    Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust

FOR AGAINST ABSTAIN        FOR AGAINST ABSTAIN

01 Calvert Balanced Portfolio	☐ ☐ ☐ 02 Calvert Bond Portfolio ☐ ☐ ☐

03 Calvert Equity Portfolio	☐ ☐ ☐ 04 Calvert Conservative Allocation Fund ☐ ☐ ☐

05 Calvert Moderate Allocation Fund	☐ ☐ ☐ 06 Calvert Aggressive Allocation Fund ☐ ☐ ☐

6.	Approval of Investments in the Calvert Foundation

6A
Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation (all Funds, except for series of Calvert Variable Products, Inc. and Calvert Variable Series, Inc.)

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Fundname Drop-In 1	☐ ☐ ☐ 02 Fundname Drop-In 2 ☐ ☐ ☐

03 Fundname Drop-In 3	☐ ☐ ☐ 04 Fundname Drop-In 4 ☐ ☐ ☐

05 Fundname Drop-In 5	☐ ☐ ☐ 06 Fundname Drop-In 6 ☐ ☐ ☐

07 Fundname Drop-In 7	☐ ☐ ☐ 08 Fundname Drop-In 8 ☐ ☐ ☐

09 Fundname Drop-In 9	☐ ☐ ☐ 10 Fundname Drop-In 10 ☐ ☐ ☐

6B
Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to New Calvert regarding Fund investments in notes issued by Calvert Social Investment Foundation (all funds)

FOR AGAINST ABSTAIN    FOR AGAINST ABSTAIN

01 Fundname Drop-In 1	☐ ☐ ☐ 02 Fundname Drop-In 2 ☐ ☐ ☐

03 Fundname Drop-In 3	☐ ☐ ☐ 04 Fundname Drop-In 4 ☐ ☐ ☐

05 Fundname Drop-In 5	☐ ☐ ☐ 06 Fundname Drop-In 6 ☐ ☐ ☐

07 Fundname Drop-In 7	☐ ☐ ☐ 08 Fundname Drop-In 8 ☐ ☐ ☐

09 Fundname Drop-In 9	☐ ☐ ☐ 10 Fundname Drop-In 10 ☐ ☐ ☐

7.    To consider and act upon any other business that may properly come before the Meeting.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

CAL_28163_102016

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ X /    Preliminary Proxy Statement.
/        /    Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
/        /    Definitive Proxy Statement.
/        /    Definitive Additional Materials.
/        /    Soliciting Material Pursuant to § 240.14a-12.

CALVERT IMPACT FUND, INC.
CALVERT RESPONSIBLE INDEX SERIES, INC.
CALVERT SOCIAL INVESTMENT FUND
CALVERT WORLD VALUES FUND, INC.
THE CALVERT FUND
CALVERT MANAGEMENT SERIES
CALVERT VARIABLE PRODUCTS, INC.
CALVERT VARIABLE SERIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11 (set forth the
amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ /    Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

58731449_35

Proxy statement

October [ ], 2016

Dear Investor:

I am writing to ask you, as a shareholder of one or more Calvert Funds, to vote on a number of important matters relating to your Fund. Eaton Vance Corp. (“Eaton Vance”), a newly-formed indirect subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), has entered into an agreement (the “Agreement”), subject to various conditions, to purchase [from Calvert Investment Management, Inc. (“CIM” or “Calvert”)], an indirect subsidiary of Ameritas Holding Company (“Ameritas”), all of CIM’s business assets (the “Transaction”). We at Calvert are very excited about the opportunity to continue our work on behalf of clients as leaders in sustainable and socially responsible investing as part of Eaton Vance’s global asset management organization. This proxy statement seeks your vote on a number of matters relating to the Transaction, including: (i) the approval of new investment advisory agreements with New Calvert to take effect upon the closing of the Transaction; (ii) the approval of new investment sub-advisory agreements for certain Funds; and (iii) the approval of new distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). As discussed further in the attached proxy statement, Fund fees will not increase under the proposed new agreements and plans and, for certain Funds, advisory and/or sub-advisory fees will be lower than under such Funds’ existing agreements.

In addition, the Boards of the Calvert Funds have undertaken a review of the governance structure of the Funds. Currently, there are three different Boards of Trustees/Directors (“Trustees”) that oversee different Calvert Funds. The Trustees believe that a single Board overseeing all Calvert Funds will facilitate enhanced governance and oversight of the Funds, and are recommending that shareholders approve a consolidated slate of board members to oversee all Calvert Funds. [We introduce you to the proposed board members at the end of this letter with additional information provided in the accompanying proxy statement.]

Finally, shareholders are also being asked to consider two other matters, including an amendment to certain Funds’ organizational documents and approvals intended to facilitate the Funds’ ability to make certain high social impact investments.

All of these proposals are described more fully in the accompanying proxy statement, and will be considered at a special meeting of shareholders called for Friday, December 16, 2016 (the “Meeting”).

The Boards of the Calvert Funds have carefully considered each of these proposals and, as described more fully in the attached proxy statement, unanimously recommend that shareholders vote FOR each proposal. In particular, the Boards believe that approving the new investment advisory agreements with New Calvert is in the best interest of shareholders, and will provide the Funds with the support of a leading global asset manager. The Trustees of the Calvert Funds are confident that EVC and New Calvert understand the importance to our shareholders of socially responsible investing and are committed to the socially responsible investing principles currently observed and implemented by Calvert.

Please vote promptly. When shareholders do not return their proxies in sufficient numbers, follow-up solicitations are required. You can vote by returning your proxy ballot in the envelope provided, or you can call the toll-free number or visit the website address indicated on the ballot.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call our proxy information line at 1-866-298-8476 or contact your financial representative.

Sincerely yours,

John Streur
Chief Executive Officer
Calvert Investment Management, Inc.

*******

[Photos/short bios of nominees to be provided.]

58731449_35

Table of Contents [to be revised]

Notice of a Special Meeting of Shareholders	[]

The Proposals    []

Further Information About Voting and the
Special Meeting    []

Fund Information	[]

Appendix A	– Number of Shares Outstanding as of the Record Date A-1

Appendix B	– Calvert Funds B-1

Appendix C –	Nominee Share Ownership C-1

Appendix D –	Nominee Compensation D-1

Appendix E –	Fund Officers E-1

Appendix F –	Form of New Investment Advisory Agreement F-1

Appendix G	– Comparison of Terms of Investment Advisory Agreements G-1

Appendix H	– Investment Advisory Agreements: Dates and Approvals H-1

Appendix I –	Investment Advisory Agreements: Fees I-1

Appendix J –	Proposed Changes to Expense Reimbursements J-1

Appendix K –	Proposed Investment Sub-Advisory Agreements K-1

Appendix L – Investment Sub-Advisory Agreement: Dates and Approvals	L-1

Appendix M –	Form of New 12b-1 Distribution Plans M-1

Appendix N –	Distribution Plan Expenses N-1

Appendix O –	Article XII, Section 7 of Your Fund’s Declaration of Trust O-1

Appendix P –	Calvert’s Current Calvert Foundation Exemptive Order P-1

Appendix Q –	Payments to CIM and its Affiliates Q-1

Appendix R –	5% Beneficial Ownership R-1

Appendix S –	Security Ownership S-1

Appendix T – Overview of Expected Portfolio Manager and Strategy Changes	T-1

PROXY CARD(S) ENCLOSED
If you have any questions, please call our proxy information line at 1-866-298-8476 or call your financial representative.

Notice of a Special Meeting of Shareholders
To the Shareholders of each series of:
CALVERT RESPONSIBLE INDEX SERIES, INC.
CALVERT IMPACT FUND, INC.
CALVERT SOCIAL INVESTMENT FUND
CALVERT WORLD VALUES FUND, INC.
CALVERT MANAGEMENT SERIES
THE CALVERT FUND
CALVERT VARIABLE SERIES, INC.
CALVERT VARIABLE PRODUCTS, INC.

This is the formal notice for your Fund’s special shareholder meeting. It tells you what matters will be voted on and the time and place of the special meeting, in case you wish to attend in person.
To the shareholders of the Funds listed above:
A Special Meeting of Shareholders of your Fund will be held on December 16, 2016 at 9:00 a.m., Eastern time, at the principal offices of Calvert Investments, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 (the “Meeting”), to consider the following (each a “Proposal”):

1.	Election of Board Members

2.	Approval of a new investment advisory agreement for your Fund with New Calvert

3.	Approval of new investment sub-advisory agreements for each Fund listed below

3A	(Calvert Equity Portfolio, a series of Calvert Social Investment Fund) Approval of new investment sub-advisory agreement with Atlanta Capital Management Company, LLC.

3B	(Calvert Emerging Markets Equity Fund, a series of Calvert World Values Fund, Inc.) Approval of new investment sub-advisory agreement with Hermes Investment Management Limited

3C
(Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio, each a series of Calvert Variable Products, Inc.) Approval of new investment sub-advisory agreement with Ameritas Investment Partners, Inc.

3D
(Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio and Calvert VP Volatility Managed Growth Portfolio, each a series of Calvert Variable Products, Inc.) Approval of new investment sub-advisory agreement with Milliman Financial Risk Management, LLC

3E
(Calvert International Equity Fund and Calvert International Opportunities Fund, each a series of Calvert World Values Fund, Inc.) Approval of new investment sub-advisory agreement with Eaton Vance Management (International) Limited

4.	Approval of distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for your Fund

4A
(Each series of Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert Social Investment Fund, Calvert World Values Fund, Inc., Calvert Management Series, and The Calvert Fund) Approval of master distribution plan for Class A shares

4B
(Each series of Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, Calvert Management Series and Calvert World Values Fund, Inc.; Calvert Small Cap Fund, Calvert Global Energy Solutions Fund and Calvert Global Water Fund, each a series of Calvert Impact Fund, Inc.; Calvert Income Fund, Calvert Short Duration Income Fund, and Calvert High Yield Bond Fund each a series of The Calvert Fund) Approval of master distribution plan for Class C shares

4C	(Calvert Income Fund, a series of The Calvert Fund) Approval of master distribution plan for Class R shares

4D
(Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc.; Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP EAFE International Index Portfolio, Calvert VP Nasdaq 100 Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio, each a series of Calvert Variable Products, Inc.) Approval of master distribution plan for Class F shares

5.
Approval of amendment to the declaration of trust of each Fund listed below, which grants the Board the authority to amend, in limited circumstances, the declaration of trust without shareholder approval.

5A	(Each series of the Calvert Management Series) Approval of Amendment to Calvert Management Series’ Declaration of Trust

5B	(Each series of The Calvert Fund) Approval of Amendment to The Calvert Fund’s Declaration of Trust

5C	(Each series of the Calvert Social Investment Fund) Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust

6.    Approval of Investments in the Calvert Foundation

6A
(all Funds, except for series of Calvert Variable Products, Inc. and Calvert Variable Series, Inc.) Reaffirmation and approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation

6B	Approval of your Fund’s reliance on a potential future exemptive order that may be granted by the SEC to New Calvert regarding Fund investments in notes issued by Calvert Social Investment Foundation
The persons named as proxies will vote in their discretion on any other business that properly may come before the Meeting or any adjournments or postponements thereof.
Holders of record of shares of the Funds listed above at the close of business on October 18, 2016 are entitled to vote at the Meeting and at any adjournments or postponements thereof.
This notice and the related proxy materials first are being mailed to shareholders on or about November [7], 2016. This proxy is being solicited on behalf of your Fund’s Board.
By Order of the Trustees

Rebecca L. Adamson	William Lester
Richard L. Baird, Jr.	Cynthia Milligan
Frank H. Blatz, Jr.	Terrence J. Mollner
Alice Gresham Bullock	Sydney A. Morris
Douglas E. Feldman	Arthur J. Pugh
John G. Guffey, Jr.	D. Wayne Silby
Miles D. Harper III	John Streur
Joy V. Jones	Anthony A. Williams
M. Charito Kruvant

We urge you to mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the Meeting.
October [ ], 2016

IMPORTANT INFORMATION
FOR OWNERS OF VARIABLE ANNUITY
OR LIFE INSURANCE CONTRACTS INVESTED IN THE FUNDS

This document contains a Proxy Statement and a voting instruction form. You can use your voting instruction form to instruct your insurance company how to vote on your behalf on important issues relating to your investment in the Funds. If you complete and sign the voting instruction form (or instruct your insurance company by telephone or through the Internet how to vote on your behalf), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on each Proposal applicable to your Fund. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. Your prompt return of the enclosed voting instruction form (or providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

If you have any questions, please call Computershare, your Fund’s proxy solicitor, at the special toll-free number we have set up for you, 1-866-298-8476, or contact your insurance company.

INSTRUCTIONS FOR SIGNING PROXY CARDS
AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Both parties should sign, and the name(s) of the party or parties signing should conform exactly to the name(s) shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr.	John B. Smith

GMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Proxy Statement
For the Special Meeting of Shareholders

General
This document gives you the information you need to vote on each Proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you do not understand, please call our proxy information line at 1-866-298-8476 or call your financial representative.

This Proxy Statement is being furnished in connection with the solicitation of proxies and voting instruction forms by the Boards of the Calvert Funds listed in the enclosed Notice of a Special Meeting of Shareholders (each a “Fund” and collectively, the “Funds”), to be held jointly at the offices of Calvert Investments, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 on December 16, 2016 at 9:00 a.m. (Eastern time), and at any and all adjournments or postponements thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each a “Proposal” and collectively, the “Proposals”).

Shares of each series of Calvert Variable Products, Inc. and Calvert Variable Series, Inc. are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”) and certain qualified plans. The Participating Insurance Companies own shares of the Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the SEC, each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed matters. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Funds. All persons entitled to direct the voting of shares of the Funds, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement. This Proxy Statement, along with the enclosed Notice of a Special Meeting of Shareholders and the accompanying proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about November [7], 2016. It explains what you should know before voting on the matters described herein. Please read it carefully and keep it for future reference.
In the descriptions of the Proposals below, the word “fund” sometimes is used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a trust or corporation, although all actions actually are taken by the trust or corporation on behalf of the applicable Fund.
It is important to note that implementation of certain of the Proposals below is subject to completion of the Transaction. Should the Transaction not be completed as scheduled or at all, Proposals 2-4 and 6 would not be implemented regardless of how shareholders vote.

PROPOSAL 1

Proposal to Elect Board Members
Why am I being asked to vote for board members?
Your Fund’s Board and the boards of the other Calvert Funds recommend that each of the funds in the Calvert Fund complex be overseen by a unified board composed of the same group of individuals (the “Nominees”). To accomplish this objective, the Board of each Calvert Fund, including your Fund, has nominated and is recommending that shareholders approve a common, unified board (the “Consolidated Board”). All Nominees currently serve or previously served as independent board members of your Fund or another Calvert Fund and all Nominees other than Mr. Streur qualify as “independent” board members. The Consolidated Board would oversee all of the funds in the Calvert Fund complex.
Your Fund’s Board believes that a unified board structure (i) will benefit each Calvert Fund by enhancing the effectiveness of board oversight of the Calvert Funds, their management, and their other service providers; (ii) will facilitate uniform oversight of the Calvert Funds and standardization of certain governance policies among the Calvert Funds; and (iii) will generate opportunities for operational efficiencies and cost savings. Additionally, your Fund’s Board believes that your Fund would benefit from the diversity and experience of the Nominees that would comprise the Consolidated Board if this Proposal is approved.
Will this proposal pass if the other proposals are not approved?
This proposal will pass if the requisite shareholder vote is obtained. This proposal is not contingent on the approval of any of the other proposals or on the closing of the Transaction, however the completion of the Transaction is contingent upon all proposals contained herein.
How do my Fund’s Trustees recommend that shareholders vote on the proposal?
The Trustees unanimously recommend that you vote FOR the proposal.
PROPOSAL 2

Proposal to Approve a New Investment Advisory Agreement
Why am I being asked to vote on a new investment advisory agreement?
On October [21], 2016, Ameritas Holding Company (“Ameritas”), the ultimate parent company of Calvert Investment Management, Inc. (“CIM”), your Fund’s investment adviser, entered into an Asset Purchase Agreement with CIM, Calvert Investments, Inc., Eaton Vance Investment Advisors (to be renamed Calvert Research and Management following the closing of the Transaction) (“New Calvert”), Eaton Vance Management (“Eaton Vance”), and Eaton Vance Corp. (the “Purchase Agreement”). Eaton Vance is a global asset manager with offices in North America, Europe, Asia, and Australia. Under the Purchase Agreement, New Calvert, a newly formed wholly-owned subsidiary of Eaton Vance, will acquire substantially all of the assets, business, and goodwill of CIM (the “Transaction”). The closing of the Transaction is subject to various conditions, including the approval by Fund shareholders of the proposals set forth in this proxy statement.

Upon closing of the Transaction, your Fund’s investment advisory agreement with CIM will automatically terminate. This is because the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies such as your Fund, requires investment advisory agreements to terminate automatically when there is a “change of control” of a fund’s investment adviser. The Transaction will result in a “change of control” of CIM, your Fund’s investment adviser. Thus, your Fund’s investment advisory agreement with CIM will automatically terminate when the Transaction closes, and your Fund’s shareholders must approve a new investment advisory agreement. Your Fund’s Board recommends that you approve a new investment advisory agreement with New Calvert so that New Calvert will serve as your Fund’s investment adviser after the Transaction. The Board proposes that the new investment advisory agreement incorporate more modernized terms that would be more consistent with those of the funds currently managed by Eaton Vance. This Proxy Statement describes New Calvert, the Transaction, and the new investment advisory agreement proposed for your Fund.
How will the change of control affect the management of my Fund?
New Calvert is an investment adviser registered with the U.S. Securities and Exchange Commission. In the Transaction, New Calvert will acquire substantially all of the assets, business, and goodwill of CIM and is expected to retain the Calvert brand. Following closing of the Transaction, certain members of the Funds’ existing management, investment, and other service teams are expected to become employees of New Calvert, which will also employ certain members of the Eaton Vance organization under dual-hatting arrangements. Importantly, the Funds will continue to be managed in accordance with Calvert’s commitment to socially responsible investing and the Calvert Principles for Responsible Investment, as applicable.
Will there be changes to my Fund’s investment programs in connection with the Transaction?
New Calvert is expected to pursue a substantially similar investment approach for your Fund after the close of the Transaction. New Calvert may seek to achieve your Fund’s investment objective through principal investment strategies that differ in some respects from the Fund’s current strategies, but New Calvert will continue to manage the Fund pursuant to any applicable responsible investment criteria. As described further herein, the New Calvert expects to add additional portfolio managers to certain Funds and to replace certain existing portfolio managers.
How does the proposed new investment advisory agreement differ from my Fund’s current investment advisory agreement?
While different in form, the proposed new investment advisory agreement is substantially similar to the current agreement with CIM. Although there are some differences between your Fund’s current investment advisory agreement and the proposed new investment advisory agreement, which are described in this Proxy Statement, the services that your Fund will receive under the new investment advisory agreement will be substantially similar to those it receives under the current investment advisory agreement.
Will my Fund’s total fees for advisory services change?
As shown on Appendix G, the investment advisory fees proposed for certain Funds will be lower than under their existing advisory agreement. No Funds will experience increased advisory fees under the proposed investment advisory agreements.
Will this proposal pass if the other proposals are not approved?

This proposal is subject to the completion of the Transaction. If the Transaction does not close, this Proposal 2 will be deemed null and the Board will consider whether other appropriate actions are warranted. Assuming the Transaction is completed, this proposal will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. This proposal is not contingent on the approval of any of the other proposals, however the Transaction will not close unless all of the proposals are approved by shareholders.
How do my Fund’s Trustees recommend that shareholders vote on the proposal?
The Trustees unanimously recommend that you vote FOR the proposal.

PROPOSAL 3

Proposals to Approve New Investment Sub-Advisory Agreements
Why am I being asked to vote on a new investment sub-advisory agreement?
The proposed purchase by New Calvert of the assets of CIM will result in a change in control of CIM and the termination of your Fund’s investment advisory agreements with CIM upon closing of the Transaction. The termination of your Fund’s investment advisory agreements with CIM will also result in the automatic termination of your Fund’s current investment sub-advisory agreements. With the exception of Calvert International Opportunities Fund and Calvert VP EAFE International Index Portfolio, we are recommending that you approve new investment sub-advisory agreements with your Fund’s current sub-adviser(s), as described herein, so that your Fund’s current sub-adviser(s) can continue as sub-adviser(s) to your Fund after the Transaction. As discussed below, we are also recommending that shareholders of Calvert International Equity Fund, which is current managed directly by CIM, and Calvert International Opportunities Fund approve new investment sub-advisory agreements with a new sub-adviser. This Proxy Statement describes the new investment sub-advisory agreements proposed for those Funds. Upon the closing of the Transaction, Calvert VP EAFE International Index Portfolio’s current sub-adviser will be terminated and the Fund will be managed directly by New Calvert.
Calvert International Equity Fund and Calvert International Opportunities Fund, each a series of Calvert World Values Fund Inc.
Who is the proposed new sub-adviser?
The Board of Calvert World Values Fund, Inc. recommends the approval of Eaton Vance Management (International) Limited (“EVMI”), an affiliate of New Calvert, as a new sub-adviser to Calvert International Equity Fund and Calvert International Opportunities Fund. EVMI is an investment adviser registered with the U.S. Securities and Exchange Commission and provides investment advisory services to institutional clients and pooled investment vehicles. EVMI currently manages a variety of equity, income, mixed-asset, and alternative strategies. EVMI is located in London and was organized in 2001. EVMI is an indirect subsidiary of Eaton Vance Corp. As of September 30, 2016, EVMI managed a total of $[488.7] million in client assets, all of which is managed on a discretionary basis.
Why is the new sub-adviser proposed and how will it affect the management of my Fund?
If the proposed new investment sub-advisory agreements are approved with EVMI, EVMI will join New Calvert portfolio managers to assume joint responsibility for the day-to-day management of the Funds. For

Calvert International Equity Fund, which is currently advised by CIM with no sub-adviser, EVMI portfolio managers Christopher Dyer and Ian Kirwin will join the management team. For Calvert International Opportunities Fund, which is currently sub-advised by Advisory Research, Inc. and Trilogy Global Advisors, LP., EVMI portfolio manager Aidan Farrell will join the management team.
Will my Fund’s investment program change if it is sub-advised by EVMI?
EVMI is expected to pursue a substantially similar investment approach for your Fund. EVMI may seek to achieve your Fund’s investment objective through principal investment strategies that differ in some respects from the Fund’s current strategies, but EVMI will continue to manage the Fund pursuant to applicable responsible investment criteria.
All Funds
How will the change of control affect the way my Fund is sub-advised?
Except as described above, the change of control of CIM is not expected to have a material effect on the way your Fund is currently sub-advised. New Calvert is expected to maintain a substantively similar relationship with your Fund’s current sub-adviser(s) and their respective portfolio management teams.
How does the proposed new investment sub-advisory agreement differ from my Fund’s current investment sub-advisory agreement?
While different in form, the proposed new investment sub-advisory agreement relating to your Fund is substantively similar to the Fund’s current sub-advisory agreement.
Will my Fund’s total fees for advisory services change?
As shown on Appendix G, the investment advisory fees proposed for certain Funds will be lower than under their existing advisory agreement. No Funds will experience increased advisory or sub-advisory fees under the proposed investment advisory agreements.
Will this proposal pass if the other proposals are not approved?
This proposal is subject to the completion of the Transaction and shareholder approval of Proposal 2, which appoints New Calvert as adviser of each Fund. If the shareholders of a given Fund do not approve Proposal 2 or the Transaction is not completed, this Proposal 3 will be deemed null with respect to that Fund and the Boards will then consider whether other appropriate actions, if any, are warranted. As noted above, the Transaction will not close unless all of the proposals are approved by shareholders.
How do my Fund’s Trustees recommend that shareholders vote on the proposal?
The Trustees unanimously recommend that you vote FOR the proposal.

PROPOSAL 4

Proposals to Approve New 12b-1 Distribution Plans
Why am I being asked to vote on new Rule 12b-1 distribution plans?
In connection with the proposed Transaction, Eaton Vance Distributors, Inc. (“EVD”), will replace Calvert Investment Distributors, Inc. (“CID”) as principal underwriter for the Funds. EVD is an indirect subsidiary of EVC. EVD and the Board believe that the Transaction provides an opportunity to modernize and conform the Funds’ distribution plans for consistency across the complex. In connection with this change, it is proposed that each applicable Fund adopt new 12b-1 distribution plans as described herein.
What is a Rule 12b-1 distribution Plan?
Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, subject to the conditions set forth in Rule 12b-1. A Rule 12b-1 distribution plan and any related agreements must be approved by a vote of the board of trustees, and of the trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 distribution plan or any related agreements, cast in person at a meeting called for the purpose of voting on such plans or agreements. Additionally, initially adopting a Rule 12b-1 distribution plan requires approval by “a majority of the outstanding shares of common stock,” defined in the 1940 Act as the lesser of: (i) 67% or more of common stock present or represented by proxy at the special meeting if the holders of more than 50% of outstanding common stock are present or represented by proxy, or (ii) more than 50% of outstanding common stock (“1940 Act Majority”).
Will my Fund’s 12b-1 distribution plan expenses increase?
No. Each class of shares of your Fund will continue to pay total fees payable under the proposed 12b-1 distribution plans are equal to or lower than the maximum amounts authorized under the existing plans.
How do the proposed new 12b-1 distribution plans differ from my Fund’s current 12b-1 distribution plans?
While different in form, the proposed new 12b-1 distribution plans are substantially similar to the current 12b-1 distribution plans. Although there are some differences between your Fund’s 12b-1 distribution plans and the proposed new 12b-1 distribution plans, which are described in this Proxy Statement, there will be no change in the services that your Fund will receive.
Will this proposal pass if the other proposals are not approved?
This proposal is subject to the completion of the Transaction and shareholders’ approval of Proposal 2, which appoints New Calvert as adviser of each Fund. If the shareholders of a given Fund do not approve Proposal 2 or the Transaction is not completed, this Proposal 4 will be deemed null with respect to that Fund and the Boards will then consider whether other appropriate actions, if any, are warranted. In addition, the Transaction will not close unless all of the proposals are approved by shareholders.
How do my Fund’s Trustees recommend that shareholders vote on the proposal?
The Trustees unanimously recommend that you vote FOR the proposal.

PROPOSAL 5

Proposal to Approve Amendment to the Declarations of Trust of Calvert Management Series, The Calvert Fund, and Calvert Social Investment Fund

Why am I being asked to vote to amend the declarations of trust?

As a shareholder of a series of Calvert Management Series, The Calvert Fund, or Calvert Social Investment Fund, you own shares of a fund that is organized as a series of a Massachusetts business trust. Each of these trusts is governed by a declaration of trust established under the laws of The Commonwealth of Massachusetts. The declaration of trust sets forth, among other things, details regarding the organization and operation of a fund, shareholder rights, powers of the trustees, and the characteristics of fund shares. The current declaration of trust governing your Fund includes provisions that limit the ability of the Trustees to amend the declaration of trust without the approval of majority of the Trust’s Trustees and, at a minimum, a majority of the shareholders of the Fund. The proposed amendment would grant Trustees the authority to amend the applicable declaration of trust without shareholder approval for ministerial matters or if the proposed amendment would not have a material adverse effect on the shareholders of the Funds or any class thereof.

What are the potential benefits of the proposed amendment?

Your Fund’s Trustees believe that the proposed amendment will provide the Trustees with the flexibility to amend the declaration of trust in response to future contingencies, changes to applicable law, or other changes, and to take action without causing the Trust to incur the time and expense of obtaining shareholder approval. These situations could arise as a result of regulatory changes or changes in markets or mutual fund structures generally. Obtaining shareholder approval requires the Trust to create and distribute proxy materials and the solicitation process is time-consuming and costly, and such costs are generally borne by the Funds, which results in reduced investment returns for shareholders. Approval of this proposal would allow your Fund to forgo solicitation expenses in certain circumstances. Additionally, any exercise of this power by the Trustees would be subject to their general fiduciary responsibilities to act in the best interest of the Fund.

Will this proposal pass if the other proposals are not approved?
This proposal will pass for a given Fund if the requisite shareholder vote is obtained for that Fund. This proposal is not contingent on the approval of any of the other proposals or on the closing of the Transaction, however the Transaction will not close unless all of the proposals are approved by shareholders.
How do my Fund’s Trustees recommend that shareholders vote on the proposal?

The Trustees unanimously recommend that you vote FOR the proposal.

PROPOSAL 6
Proposals to Reaffirm and Approve Investments in Calvert Social Investment Foundation (the “Calvert Foundation”)[ for all Funds except series of Calvert Variable Products, Inc. and Calvert Variable Series, Inc.]
What is the Calvert Foundation?
The Calvert Foundation is a non-profit Community Development Financial Institution, an institution that provides community development financing and services to underserved communities in the United States. The Calvert Foundation is legally distinct from the Funds and CIM, and is organized as a charitable and educational foundation to enable people to invest for social good in order to foster a more equitable and sustainable society. The Calvert Foundation has instituted the Calvert Community Investments program to raise assets from individual and institutional investors and invest these assets in non-profit or not-for-profit community development organizations, community development banks, cooperatives, and social enterprises that focus on low income housing, economic development, business development, and other social and environmental considerations in urban and rural communities. The Calvert Foundation issues notes to its investors (“CI Notes”) as evidence of investments with interest rates that range from 0% - 4% and terms that range from one to 15 years, and in turn makes investments evidenced by promissory notes at below market rates.
Why am I being asked to vote to reaffirm and approve my Fund’s ability to invest in notes issued by the Calvert Foundation?
The Funds currently rely on an exemptive order granted by the SEC allowing the Funds to invest Fund assets in CI Notes. While CIM is not an applicant to the order, it is possible that a change in control of CIM could cause the Funds to no longer be able to make new investments in CI Notes in reliance on the current exemptive order. You are being asked to reaffirm your Fund’s ability to invest in CI Notes issued by the Calvert Foundation pursuant to this exemptive order, subject to certain conditions and in accordance with your Fund’s investment objectives, policies, and restrictions.
Why am I being asked to approve the Fund’s reliance on a potential future exemptive order?
As it is unclear whether the Funds’ current exemptive order will be affected by the approval of New Calvert as the Funds’ investment adviser, you are being asked to approve your Fund’s reliance on a substantially similar future exemptive order, in the event that New Calvert were to determine to seek such an order with respect to investments in the Calvert Foundation or in CI Notes. New Calvert may determine to seek such an order, for example, to allow future funds to invest in the Calvert Foundation or in CI Notes, and having prior shareholder approval would permit all Funds (current and future) to rely on the same order. Because soliciting shareholder approval requires the Funds to create and distribute proxy materials and the solicitation process is time-consuming and costly, you are being asked to pre-approve reliance on an additional order in the event such an order is granted and shareholder approval is required.
Why does my Fund need an exemptive order to invest in the Calvert Foundation?
Section 17(a) of the 1940 Act makes it unlawful for any affiliated person of a registered investment company, acting as a principal, to sell or purchase any security to or from the company. Due to the overlap between certain members of the Calvert Foundation’s Board of Directors and the Funds’ Trustees, among other possible affiliations, the Calvert Foundation may be considered an affiliate of the Funds. If Proposal 1 is approved, the overlap between the Consolidated Board members and the Calvert Foundation’s Board of Directors will be reduced from its current level, but the overlap, along with other potential affiliations, could still give rise to a determination that the Calvert Foundation is an affiliate of the Funds. The SEC may grant exemptive relief to allow affiliate transactions provided the terms of the proposed transaction are reasonable and fair, including the consideration to be paid or received, and do not involve overreaching on the part of any person concerned, and the proposed transaction is consistent with the policy of each investment company concerned. Section 17(d) of the 1940 Act and Rule 17d-1 under the 1940 Act prohibit an affiliated person of a registered investment company, acting as principal, from participating in any joint arrangement with the investment company unless the SEC has issued exemptive relief. Because multiple Funds invest in the CI Notes the Calvert Foundation pools its assets to make certain investments, each Fund that invests in CI Notes may be deemed to be participating in a joint transaction with the other Funds, which is prohibited absent exemptive relief.
What is the Board’s role with respect to my Fund investing in the Calvert Foundation?
Under the existing exemptive order, the Board is responsible for determining the interest rate and maturity of the CI Notes that each Fund receives from the Calvert Foundation. The Board also monitors the Fund’s investments in CI Notes to ensure that they are consistent with the Fund’s investment objectives, policies, and restrictions. Additionally, the Board will conduct periodic reviews of the adequacy of the Fund’s disclosure of the proposed investments in CI Notes and of possible risk of loss to the Fund and its shareholders.
How will approval of Proposal 6A and 6B affect the way my Fund is operated.
[Approval of Proposal 6A does not change how your Fund’s assets are invested in the CI Notes or how much of your Fund’s assets may be invested in CI Notes.] If it is determined for any reason that the existing exemptive relief is not available for future investments in CI Notes by the Funds following the closing of the Transaction, New Calvert may determine to apply for similar relief. If New Calvert then applies for and is denied exemptive relief, the Funds would no longer be permitted to make new investments in CI Notes.
If New Calvert determines to apply for substantially similar exemptive relief from the SEC for any reason, there is no guarantee that the SEC will grant the requested exemptive relief or grant the exemptive relief on the same terms currently applicable to your Fund. By approving Proposal 6B, you are approving the investment of the Funds assets in CI Notes under such terms or conditions granted by the SEC, in accordance with your Fund’s investment objectives, policies, and restrictions.
Will this proposal pass if the other proposals are not approved?
This proposal is subject to the completion of the Transaction and shareholders’ approval of Proposal 2, which appoints New Calvert as adviser of each Fund. If the shareholders of a given Fund do not approve Proposal 2 or the Transaction is not completed, these Proposals 6A and 6B will be deemed null with respect to that Fund and the Boards will then consider whether other appropriate actions, if any, are warranted. In addition, the Transaction will not close unless all of the proposals are approved by shareholders.
How do my Fund’s Trustees recommend that shareholders vote on the proposal?
The Trustees unanimously recommend that you vote FOR the proposals.

ALL PROPOSALS
I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of the Funds. Why am I being asked to vote on a proposal for Calvert Fund shareholders?
You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in the Calvert Funds. Although you receive the gains, losses, and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the Calvert Funds. Thus, you are not the “shareholder” of a Calvert Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Calvert Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares that correspond to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.
The attached Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of a Calvert Fund, whether or not they are shareholders, are described as voting for purposes of the Proxy Statement.
Who is asking for my vote?
The enclosed proxy card is solicited by the Trustees of the Calvert Funds for use at the special meeting of shareholders of each Fund to be held on December [16], 2016 and, if your Fund’s meeting is adjourned or postponed, at any later meetings held, as permitted by your Fund’s organizational documents, for the purposes stated in the Notice of a Special Meeting (see previous pages). The Notice of a Special Meeting, the proxy card and the Proxy Statement are expected to be mailed beginning on or about November [7], 2016.
Who is eligible to vote?
Shareholders of record of each Fund at the close of business on October [18], 2016 (the “Record Date”) are entitled to be present and to vote at the special meeting and such date shall apply to any adjourned or postponed meeting unless the Trustees fix a new record date, which it shall do if the meeting is adjourned to a date more than [120] days after the date fixed for the original meeting.
The number of shares of each Fund outstanding on the Record Date is shown in Appendix A. Each whole share is entitled to one vote, with fractional shares voting proportionately. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign the proxy card but do not fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business is brought before your Fund’s special meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Proposal 1
ELECTION OF BOARD MEMBERS
The Board of each Fund is recommending that shareholders elect a Consolidated Board to oversee the Calvert Funds, which include your Fund and certain other Calvert Funds, each of which is listed on Appendix B hereto. Accordingly, the Board of each Fund is submitting for election by shareholders the slate of eight individuals listed below (the “Nominees”). All but one of the Nominees are “independent” board members and all but one of the Nominees currently serve (and the one exception formerly served) as a board member on one or more of the funds for which CIM provides investment advisory and other services.

Each Nominee is familiar with the operations of Calvert Investment Management, Inc. [and its affiliates]. The Nominees currently serve as members of the Boards that oversee the series of each of the following Calvert Funds:

Calvert Social Investment Fund, Calvert Impact Fund, Inc., Calvert World Values Fund, Inc. and Calvert Responsible Index Series, Inc. (“Board A”)	Messrs. Baird (chairman), Guffey, Harper and Streur and Ms. Jones
Calvert Management Series and The Calvert Fund (“Board B”)	Messrs. Baird, Guffey, Streur and Williams
Calvert Variable Series, Inc. and Calvert Variable Products, Inc. (“Board C”)	Ms. Gresham Bullock and Mr. Streur (with respect to Calvert Variable Products, Inc.)

Ms. Dominguez previously served as a board member of the Calvert SAGE Fund (a Trust with two funds that merged into Calvert Equity Portfolio in June 2016). Mr. Streur, president and Chief Executive Officer of Calvert Investments, Inc., is the sole Nominee who would be an interested Consolidated Board member by virtue of his positions with Calvert Investments, Inc. and New Calvert. Mr. Streur currently serves on the boards of each Fund except Calvert Variable Series, Inc. Each of the Nominees is being submitted for election by the shareholders of each Fund. Pertinent information about each Nominee as of [August 31, 2016] is set forth below. If elected by the shareholders of all of the Funds, each Nominee would serve on the board of 8 Trusts, overseeing 37 Funds in the current configuration of the Calvert Funds complex. If the Transaction is completed, Mr. Streur will be an interested Consolidated Board member of New Calvert.

Board Recommendation

In connection with the proposed Transaction, the Boards of the Funds undertook a review of the governance structure of the Funds. The Boards considered the possible consolidation of the Boards so as to, among other things, enhance the effectiveness of board oversight of fund operations, facilitate uniform oversight of the Funds and the standardization of certain governance policies, and provide opportunities for operational efficiencies and cost savings by reducing the total number of members of the Boards.

In selecting the Nominees for the Consolidated Board, the Boards focused on building a consolidated Board with an appropriate mix of Trustee skills, background, and experience. The Nominees were selected from existing and former Trustees.

After extensive discussions and meetings, the Governance Committees of the Boards of the Funds, composed exclusively of Trustees who are not “interested persons” of any of the Funds, determined that each Fund would be best served if a Consolidated Board were responsible for all such Funds. These discussions included all “independent” Board members, counsel to the Board members who are not “interested persons” of any of the Funds, and representatives of each Board.

In addition to the Consolidated Board, four Trustees who determined not to stand for election to the Consolidated Board, Rebecca L. Adamson, Terrence J. Mollner, Sydney Amara Morris, and D. Wayne Silby, will serve on an advisory council for the Calvert Funds to provide guidance and advice to the Consolidated Board and the Funds’ investment adviser on aspects of corporate stewardship and responsible investing. In recognition of the efficiencies of the Consolidated Board and advisory council, Ameritas and CIM have agreed to reimburse the Calvert Funds for the compensation of the four founding members of the advisory council for a period of up to three years.
At meetings held in September 2016, the Governance Committees of the Boards of the Funds determined to recommend to the full Boards the slate of Nominees described below for election to the Consolidated Board. At meetings held in October 2016, the Boards adopted the proposals of their respective Governance Committee and determined to submit this slate of Nominees for election by Fund shareholders.

Boards Considerations

The Boards considered the nomination of persons to serve as board members as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. In its deliberations, the Boards considered various matters related to the management and long-term welfare of each Fund, including the following:

•	Enhanced Board oversight. The Consolidated Board will have enhanced effectiveness with respect to oversight of the Calvert Fund complex, Calvert management, and other service providers.

•	Uniform oversight. The Consolidated Board will facilitate uniform oversight with respect to the Calvert Funds and standardization of certain governance policies.

•	Increased efficiencies. Elimination of multiple Boards will reduce costs associated with having a greater number of members of all three Boards.

•
“Independent” status. If the slate of Nominees is elected, all but one of the Nominees would be members who are not “interested persons” (as that term is used in the 1940 Act) of any Fund they oversee and the Chair of the Consolidated Board is also expected to be an “independent” board member.

•
Combined skills, background, and experience. The diverse background, experience and skills of the Nominees that would comprise the Consolidated Board. The Board noted that the Nominees have distinguished careers in government, law, accounting, academia, business, and other areas and would bring a wide range of expertise and perspectives to the Consolidated Board. In addition, all Nominees have experience as board members overseeing certain Calvert Funds.

Biographical Information of the Nominees

Information is provided below for each Nominee for election at the Meeting. The first section of the table lists information for each Nominee who is an independent Consolidated Board Nominee. Information for Mr. Streur, who would be an interested board member by virtue of his position with Calvert Investments, Inc. and, if Proposal 2 is approved by shareholders, New Calvert, appears in the second section of the table.

Each Nominee elected to the Consolidated Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns or is otherwise removed. Each Nominee has indicated a willingness to serve if elected.

Independent Consolidated Board Nominees

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
Richard L. Baird, Jr. Trustee Born: 1948 Length of service with the Calvert Funds: Since 1976	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. He has no other directorship during the past 5 years.	37
Alice Gresham Bullock Trustee Born: 1950 Length of service with the Calvert Funds: Since 1999	Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996 – 2002) and Deputy Director of the Association of American Law Schools (1992-1994). She has no other directorships during the past 5 years.	37
Cari Dominguez Trustee Born: 1949 Length of service with the Calvert Funds: Since 2008	Former Chair of the U.S. Equal Employment Opportunity Commission. Held directorships at Manpower, Inc. (employment agency), Triple S Management Corporation (managed care) and National Association of Corporate Directors.	37
Miles D. Harper III Trustee Born: 1962 Length of service with the Calvert Funds: Since 2000	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	37
John G. Guffey, Jr. Trustee Born: 1948 Length of service with the Calvert Funds: Since 1976	President of Aurora Press Inc., a privately held publisher of trade paperbacks; a co-founder of Calvert Investments in 1976. Held directorships at Ariel Funds (3) (asset management) (through December 31, 2011), Calvert Social Investment Foundation, Calvert Ventures, LLC.	37
Joy V. Jones Trustee Born: 1950 Length of service with the Calvert Funds: Since 1990	Attorney. Held directorships at Conduit Street Restaurants SUD 2 Limited Director, and Palm Management Corporation.	37
Anthony A. Williams Trustee Born: 1951 Length of service with the Calvert Funds: Since 2010
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of the Global Government Practice at the Corporate Executive Board (January 2010 to January 2012)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (June 2009 to January 2010); and Mayor of the District of Columbia (1997 to 2007). Held directorships at Freddie Mac, Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management), Weston Solutions, Inc. (environmental services),
Bipartisan Debt Reduction Task Force, Chesapeake Bay Foundation, Catholic University of America, Urban Institute (research organization).

		37

Interested Board Member Nominee

Name, Year of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in Fund Complex to be Overseen
John H. Streur Trustee and President Born: 1960 Length of service with the Calvert Funds: Since 2015
President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012). Held directorships at Portfolio 21 Investments, Inc. (asset management) (through October 2014), Managers Investment Group LLC (asset management) (through January 2012), The Managers Funds (asset management) (through January 2012), Managers AMG Funds (asset management) (through January 2012), and Calvert Social Investment Foundation.
37

As reported to the Funds, Appendix C to this Proxy Statement sets forth ownership by the Consolidated Board member Nominees of shares of the Funds as of [September 30, 2016]. Appendix D to this Proxy Statement sets forth compensation paid to each Nominee by each Fund for its most recently completed fiscal year and by the Calvert Fund complex for the calendar year 2015. [In addition, Calvert Investment Management, Inc. has agreed to indemnify each Nominee against any additional taxes, interest or penalties for which such Nominee may be liable in connection certain payments of deferred fees.]

 Officers

The officers of the Funds are set forth in Appendix E hereto.

Current and Proposed Consolidated Board Structure

During the relevant Funds’ last fiscal year ending September 30, 2016, Board A conducted 29 meetings to deal with fund issues (including regular and special Board and committee meetings). No Trustee of Board A attended less than 75% of the meetings of the Board and all committees of which he or she was a regular member.

During Calvert Management Series’s last fiscal year ending December 31, 2015, Board B conducted 14 meetings to deal with fund issues (including regular and special Board and committee meetings). During The Calvert Fund’s last fiscal year ending September 30, 2016, Board B conducted 17 meetings to deal with fund issues (including regular and special Board and committee meetings). With the exception of Mr. Williams, no Trustee of Board B attended less than 75% of the meetings of the Board and all committees of which he or she was a regular member.

During the relevant Funds’ last fiscal year ending December 31, 2015, Board C conducted 15 meetings to deal with fund issues (including regular and special Board and committee meetings). No Trustee of Board C attended less than 75% of the meetings of the Board and all committees of which he or she was a regular member.

It is anticipated that Ms. Gresham Bullock will serve as Chair of the Consolidated Board as an “independent” Consolidated Board member if this Proposal is approved by shareholders.

Board A has established the following standing committees: the Audit Committee, the Governance Committee, the Investment Performance Oversight Committee, the Social Committee, and the Special Equities Committee. Board B and Board C have each established a Governance Committee and an Audit Committee. Each of the current Governance, Audit, Social and Investment Performance Oversight Committees is chaired by an independent Trustee.  In addition, each of the Governance and Audit Committees is composed solely of independent Trustees. If the Nominees are elected to the Consolidated Board, the Consolidated Board will consider whether other committees should be organized and will also consider the membership of all continuing committees after it has reviewed the needs of the various Funds.

The Funds’ Audit Committees approve and recommend to their respective Boards the approval of independent public accountants to conduct the annual audit of each applicable Fund’s financial statements; reviews with the independent public accountants the outline, scope, and results of the Fund’s annual audit; and reviews the performance and fees charged by the independent public accountants for professional services.  In addition, the Audit Committees meet with each Fund’s independent public accountants and representatives of Fund management, as applicable, to review accounting activities and areas of financial reporting and control. Additionally, Board A’s Audit Committee is responsible for overseeing Calvert’s High Social Impact Investments program and Fund purchases of CI Notes issued by the Calvert Foundation. The current members of Board A’s Audit Committee are Ms. Jones and Messrs. Baird, Harper, and Mollner, and the Committee met seven times during the relevant Funds’ last fiscal year ending September 30, 2016. The current members of Board B’s Audit Committee are Ms. Charito Kruvant, Messrs. Baird and Williams, and Dr. Douglas E. Feldman, and the Committee met five times during Calvert Management Series’s last fiscal year ending December 31, 2015 and six times during The Calvert Fund’s last fiscal year ending September 30, 2016. The current members of Board C’s Audit Committee are Mses. Gresham Bullock and Kruvant, Ms. Cynthia Milligan, and Messrs. Frank H. Blatz Jr. and Arthur J. Pugh, and the Committee met six times during the relevant Funds’ last fiscal year ending December 31, 2015. If Proposal 1 is approved, it is expected that the following individuals will be members of the Consolidated Board’s Audit Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.

The Governance Committee of each of the Funds addresses matters of fund governance, including policies on Trustee compensation and on Board and committee structure and responsibilities. [The functions of the Governance Committee of each Board also include those of a Nominating Committee -- e.g., the initiation and consideration of nominations for the appointment or election of independent Trustees of the Boards, as applicable.] The current members of Board A’s Governance Committee, which met 8 times during the relevant Funds’ last fiscal year ending September 30, 2016, are Ms. Morris, and Messrs. Baird and Harper. The current members of Board B’s Governance Committee, which met four times during Calvert Management Series’s last fiscal year ending December 31, 2015 and five times during The Calvert Fund’s last fiscal year ending September 30, 2016, are Ms. Kruvant, and Messrs. Baird, Feldman, Guffey and

Williams. The current members of Board C’s Governance Committee, which met four times during the relevant Funds’ last fiscal year ending December 31, 2015, are Mses. Gresham Bullock, Kruvant and Milligan, and Messrs. Blatz and Pugh. If Proposal 1 is approved, it is expected that the following individuals will serve as members of the Consolidated Board’s Governance Committee: Messrs. Baird, Guffey, Harper, and Williams, and Mses. Gresham Bullock, Dominguez, and Jones.

Board A’s Investment Performance Oversight Committee oversees the applicable Funds’ investment performance, including the performance of the Funds’ sub-advisers.  The current members of the Investment Performance Oversight Committee are Ms. Adamson and Messrs. Guffey, Silby and Streur. With the exception of Messrs. Silby and Streur, the members of this Investment Performance Oversight Committee are independent Trustees. If Proposal 1 is approved, the Investment Performance Oversight Committee is not expected to continue.

Board A’s Social Committee addresses matters relating to the responsible investment criteria used by the applicable Funds and their application.  The current members of this Social Committee are Mses. Adamson, Jones and Morris, and Mr. Streur. With the exception of Mr. Streur, the members of this Social Committee are independent Trustees. If Proposal 1 is approved, the Social Committee is not expected to continue.

Board A’s Special Equities Committee oversees the applicable Funds’ “special equities” program, including review and selection of the social venture capital investments. The current members of this Special Equities Committee are Messrs. Baird, Guffey, Mollner, and Silby.  With the exception of Mr. Silby, the members of this Special Equities Committee are independent Trustees. If Proposal 1 is approved, the Special Equities Committee is not expected to continue and the full Consolidated Board will assume the duties formerly performed by the Special Equities Committee.

Information Concerning Independent Registered Public Accounting Firms. The Boards of the Calvert Funds selected KPMG LLP (“KPMG”) as the independent registered public accounting firm for each Fund for the Funds’ respective fiscal years noted below.

Representatives of KMPG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The following table shows fees billed by KPMG to each Fund during the two most recent fiscal years for audit services provided to the Fund.

Name of Fund	Audit Fees(1)*	Audit Related Fees(2)*	Tax Fees(3)*	All Other Fees(4)*	Total

The Calvert Fund
Sept. 30, 2014	$124,104	$0	$18,180	$0	$142,284
	0%	0%	0%	0%
Sept. 30, 2015	$107,250	$0	$15,500	$0	$122,750
	0%	0%	0%	0%
Calvert Impact Fund, Inc.
Sept. 30, 2014	$73,157	$0	$13,120	$0	$86,277
	0%	0%	0%	0%
Sept. 30, 2015	$80,960	$0	$13,400	$0	$94,360
	0%	0%	0%	0%

Name of Fund	Audit Fees(1)*	Audit Related Fees(2)*	Tax Fees(3)*	All Other Fees(4)*	Total
Calvert Management Series
Dec. 31, 2014	$36,175	$0	$6,060	$0	$42,235
	0%	0%	0%	0%
Dec. 31, 2015	$50,441	$0	$8,200	$0	$58,641
	0%	0%	0%	0%
Calvert Responsible Index Series, Inc.
Sept. 30, 2014	$18,372	$0	$3,030	$0	21, 402
	0%	0%	0%	0%
Sept. 30, 2015	$52,910	$0	$9,300	$0	$62,210
	0%	0%	0%	0%
Calvert Social Investment Fund
Sept. 30, 2014	$143,147	$0	$21,210	$0	$164,357
	0%	0%	0%	0%
Sept. 30, 2015	177, 210	$0	$21,700	$0	$198,910
	0%	0%	0%	0%
Calvert Variable Products, Inc.
Dec. 31, 2014	$203,523	$0	$33,330	$0	$236,853
	0%	0%	0%	0%
Dec. 31, 2015	$215,512	$0	$37,100	$0	$252,612
	0%	0%	0%	0%
Calvert Variable Series, Inc.
Dec. 31, 2014	$38,383	$0	$6,060	$0	$44,443
	0%	0%	0%	0%
Dec. 31, 2015	$38,624	$0	$6,200	$0	$44,824
	0%	0%	0%	0%
Calvert World Values Fund, Inc.
Sept. 30, 2014	$81,891	$0	$13,120	$0	$95,011
	0%	0%	0%	0%
Sept. 30, 2015	$89,320	$0	$13,400	$0	$102,720
	0%	0%	0%	0%

*
[Percentages in this table represent fees approved by the Funds’ respective Audit Committees pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve).]

(1)
“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. The “Audit Fees” include fees billed for the assessment of internal controls and additional related procedures.

(2)
“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax return preparation.

(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

Audit Committee Pre-Approval Procedures. The Boards’ Audit Committees are required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committees consider whether the services are consistent with maintaining the independence of the auditors. The Audit Committees may delegate their authority to pre-approve certain matters to one or more of their members. In this regard, the Audit Committees have delegated authority jointly to their respective Audit Committee Chair together with another respective Audit Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Audit Committees have pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

All Non-Audit Fees. The table below shows aggregate fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years.

Name of Fund	Non-Audit Fees
The Calvert Fund
2014	$28,146
2015	$340,000
Calvert Impact Fund, Inc.
2014	$28,146
2015	$340,000
Calvert Management Series
2014	$28,146
2015	$325,000
Calvert Responsible Index Series, Inc.
2014	$28,146
2015	$340,000
Calvert Social Investment Fund
2014	$28,146
2015	$340,000
Calvert Variable Products, Inc.
2014	$28,146
2015	$325,000
Calvert Variable Series, Inc.
2014	$28,146
2015	$325,000
Calvert World Values Fund, Inc.
2014	$28,146
2015	$340,000

Required Vote

All of the Funds within a Trust will vote together as a single class on the election of Nominees. The election of a Nominee requires, with respect to each of The Calvert Fund, Calvert Management Series, and Calvert Social Investment Fund, a plurality of the votes cast to elect and, with respect to Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc. and Calvert Variable Products, Inc., the affirmative vote of a majority of the shares represented at the meeting, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied. There shall be no cumulative voting in the election of Nominees.

Election of the Nominees is not contingent on the approval of any other proposals. However, the completion of the Transaction is contingent upon the approval of all proposals.

Board Recommendation

The Board of your Fund believes that the election of each Nominee is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the election of each Nominee as set forth in Proposal 1.

Proposal 2
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS
The Trustees have unanimously approved, and recommend to the shareholders of each Fund that they approve, a new investment advisory agreement between each Fund and New Calvert. The form of the proposed new investment advisory agreement is attached at Appendix F. You should refer to Appendix F for the complete terms of your Fund’s proposed investment advisory agreement.
In connection with the need to approve new investment advisory agreements in connection with the proposed Transaction, the Trustees determined to take the opportunity to standardize, clarify, and modernize various provisions of the current agreements. The Trustees believe that this standardization will benefit shareholders by making the administration of the Funds’ investment advisory agreements more efficient.
The terms of the proposed new investment advisory agreements, and certain differences between the proposed new investment advisory agreements and the current agreements, are described generally below. A more detailed description of certain differences between the proposed and current investment advisory agreements is attached at Appendix G. The date of each Fund’s current investment advisory agreement; the date on which it was last approved by shareholders, including the purpose of such approval; and the date on which its continuance was last approved by the relevant Board is set forth in Appendix H.
Fees. No Funds will experience increased advisory fees as a result of the Transaction. The annual advisory fees for each Fund under the proposed new investment advisory agreements will be the same as the rate of fees that the Funds currently pay CIM under the existing investment advisory agreements, except the rate of fees payable under the proposed new advisory agreement for the Funds listed below will be reduced as shown:

Global Energy Solutions Fund	Current		0.95%
	Proposed		0.75%
Small Cap Fund	Current		0.70%
	Proposed		0.68%
Equity Portfolio	Current	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50% 0.475% 0.45%
	Proposed	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50% 0.425% 0.375%
Emerging Markets Equity Fund	Current		0.95%
	Proposed		0.88%
High Yield Bond Fund	Current		0.65%
	Proposed		0.48%
Ultra-Short Income Fund	Current	Up to and including $1 billion Over $1 billion	0.30% 0.29%
	Proposed	Up to and including $1 billion Over $1 billion	0.26% 0.25%

VP EAFE International Index Portfolio	Current	0.56%
	Proposed	0.30%
VP Investment Grade Bond Index Portfolio	Current	0.30%
	Proposed	0.20%
VP Nasdaq 100 Index Portfolio	Current	0.35%
	Proposed	0.30%
VP Russell 2000 Small Cap Index Portfolio	Current	0.35%
	Proposed	0.25%
VP S&P 500 Index Portfolio	Current	0.25%
	Proposed	0.18%
VP S&P MidCap 400 Index Portfolio	Current	0.30%

The current fee schedule for investment management services for each Fund is set forth in Appendix I. The actual fees paid by some Funds are subject to expense limitations to which CIM has agreed. The Funds will be subject to an expense reimbursement agreement with New Calvert pursuant to which the existing expense limitation commitments (“expense caps”) will remain the same or be increased (i.e., a Fund will be subject to lower net expenses) after the consummation of the Transaction. See “Expenses” below.
Investment Management Services. The proposed new investment advisory agreement for your Fund provides that New Calvert shall manage the investment and reinvestment of each Fund’s assets, subject to and in accordance with the investment objectives and policies of each Fund, including any responsible investment principles, and the supervision of the Consolidated Board. In pursuit of the foregoing, New Calvert shall make determinations with respect to the investment of assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same.
Each of the Funds’ current investment advisory agreements contains similar provisions relating to the provision of investment management services.
As described further herein, New Calvert expects to add additional portfolio managers to certain Funds and to replace certain existing portfolio managers. While New Calvert is expected to pursue an investment approach for each Fund that is substantially similar to that Fund’s existing investment approach, it may seek to achieve your Fund’s investment objective through principal investment strategies that differ in some respects from the Fund’s current strategies. An overview of expected portfolio manager changes and strategy changes is set forth on Appendix T.
Delegation of Responsibilities. The proposed new investment advisory agreement for each Fund expressly provides that New Calvert may, at its own expense and upon approval of the Consolidated Board, employ or terminate one or more sub-advisers, all as permitted by the 1940 Act.
Except with respect to the current investment advisory agreement for Calvert Management Series, which grants broad, discretionary authority to manage Fund assets, the current investment advisory agreements contain similar delegation provisions.
Choice of Law. The proposed new investment advisory agreements include choice of law and forum provisions that provide that the agreements generally shall be governed by Massachusetts law and legal actions relating to the agreement must be brought in Massachusetts state court or the United States District Court for the District of Massachusetts.

The Funds’ current investment advisory agreements do not specifically include choice of law or forum provisions, and provide that the terms of each agreement are to be construed and enforced in accordance with and governed by the laws of the state of Maryland.
Expenses. The proposed new investment advisory agreements require that each Fund pay all expenses other than those expressly assumed by New Calvert, including, among other things, fees paid to the investment adviser pursuant to the investment advisory agreement; legal and audit expenses; fees and expenses related to the registration and qualification of the Fund and distribution of its shares under federal and state securities laws; expenses of the administrator, transfer agent, registrar, custodian, dividend disbursing agent, and shareholder servicing agent; salaries, fees, and expenses of the Trustees, other than advisory employees; brokerage commissions and other expenses associated with the purchase and sale of portfolio securities; taxes and corporate fees levied against the Fund; distribution plan expenses permitted by Rule 12b-1 under the 1940 Act; expenses of preparing, typesetting, printing, and distributing prospectuses of the Trust; insurance expenses; and other legitimate fund expenses as the Trustees may from time to time deem properly chargeable to the Trust.
The current investment advisory agreements contain similar provisions.
If the proposed new investment advisory agreements are approved, the Funds will be subject to an expense reimbursement agreement with New Calvert pursuant to which the existing expense caps will remain the same or be reduced. The expense reimbursement agreement, which is separate from the Proposals in this Proxy Statement and does not require a shareholder vote, would memorialize the Funds’ contractual expense reimbursements as proposed by New Calvert. CIM does not currently have a practice of recouping amounts that have been reimbursed to the Funds; however, under the proposed new expense reimbursement agreement, New Calvert will be permitted to recoup reimbursed amounts from a Fund if, within the same fiscal year as the reimbursement, the Fund’s total expenses fall below the expense reimbursement. Under the expense reimbursement agreements, New Calvert will increase the expense reimbursement amount for certain Funds or classes thereof and maintain the current expense reimbursement amount (if any) for other Funds. Such changes to the expense reimbursements are set forth in Appendix J.
Term and Termination. If approved by shareholders of your Fund, the proposed new investment advisory agreement will become effective upon its execution and will remain in effect for an initial period of two years and from year to year thereafter, so long as it is specifically by a 1940 Act Majority or by vote of a majority of the Fund’s Trustees and a majority of Trustees who are not interested persons of New Calvert, cast in person at a meeting called for the purpose of voting on such approval, unless terminated under the termination provisions of the investment advisory agreement. The proposed new investment advisory agreement provides that it may be terminated at any time, without penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to New Calvert and by New Calvert upon 60 days’ written notice to the Fund.  In addition, the proposed new investment advisory agreement will terminate automatically by its terms in the event of its assignment. The proposed new investment advisory agreement will, unless terminated as described above, continue until two years from the date of the shareholder meeting and will continue in effect from year to year thereafter so long as its continuance is approved at least annually as described above.

All of the current investment advisory agreements have similar provisions for their term and termination.
Limitation of Liability. Under the proposed new investment advisory agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of New Calvert, New Calvert shall not be subject to liability to the Trust or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. The proposed new investment advisory agreements also provide New Calvert with recourse for a claim to recover a portion of the advisory fee with respect to a particular Fund solely against the assets of that Fund and do not permit the Fund to have recourse against the assets of any other Fund.
Each current investment advisory agreements contain a similar limitation of liability[, but are silent with regard to where CIM may recover portions of the advisory fee].
Third Party Beneficiaries. The proposed new investment advisory agreements provide that each agreement is not intended to confer to any person or entity not a party to the agreement any right, benefit, or remedy of any nature.
The current investment advisory agreements do not explicitly provide this provision.
Amendments. The proposed new investment advisory agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Trust’s Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.
The current investment advisory agreements have similar provisions for their own amendment.
Trustee Considerations
In connection with the proposed sale of the assets, business, and goodwill of CIM to New Calvert, the Boards of the Funds, assisted by their independent legal counsel, requested extensive information from CIM and Eaton Vance regarding the proposed Transaction and its potential implications for the Funds. The Boards reviewed and discussed this information and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible Transaction and new investment advisory agreements.
The Trustees were kept apprised of the sale process throughout the period leading up to the public announcement of a final Purchase Agreement on October [20], 2016. The Trustees who are not affiliated with Calvert met separately to discuss these matters throughout this period. Mr. Silby, Mr. Streur, and Mr. William Lester, Executive Vice President of Investments and Finance at Ameritas Life Insurance Corp., participated in portions of these meetings to provide the perspective of the Calvert organization, but did not otherwise participate in the deliberations of the Trustees regarding the possible change in investment adviser.
In the course of its deliberations regarding the new investment advisory agreements, the Trustees considered the following factors, among others: the nature, extent and quality of the services to be provided by New Calvert and its affiliates, including the personnel who would be providing such services; Eaton Vance’s financial condition; the proposed advisory fees; comparative fee and expense information for the Funds and for comparable funds managed by Eaton Vance; the anticipated profitability of the Funds to New Calvert and its affiliates; the direct and indirect benefits, if any, to be derived by New Calvert and its affiliates from their relationship with the Funds; the effect of each Fund’s projected growth and size on each Fund’s performance and expenses; and New Calvert’s compliance program.

In considering the nature, extent and quality of the services to be provided to the Funds by New Calvert under the new investment advisory agreements, the Trustees took into account information provided by Eaton Vance relating to its operations and personnel, including, among other information, biographical information on its investment, supervisory and professional staff and descriptions of its organizational and management structure. The Trustees considered the new investment strategies to be used in managing certain Funds and the performance of other funds managed by Eaton Vance’s investment teams who would be managing certain Funds. The Trustees also took into account New Calvert’s and Eaton Vance’s proposed staffing and overall resources, and noted that the staff of New Calvert will include current employees of CIM as well as certain employees of affiliates of Eaton Vance under a “dual-hat” arrangement. New Calvert’s administrative capabilities were also considered. The Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by New Calvert under the new investment advisory agreements.

In considering the management style and investment strategies that New Calvert proposed to use in managing the Funds, the Trustees took into consideration the performance of funds currently managed by CIM and affiliates of Eaton Vance, as applicable. The Trustees also noted that for certain Funds New Calvert proposed to combine the investment capabilities of affiliates of Eaton Vance with New Calvert’s sustainable research capabilities. Based upon their review, the Trustees concluded that New Calvert is qualified to manage each Fund’s assets in accordance with the Funds’ investment objective and strategies and that the proposed investment strategies were appropriate for pursuing each Fund’s investment objective.

In considering each Fund’s proposed fees and estimated expenses, the Trustees considered certain comparative fee and expense data provided by Eaton Vance. The Trustees also took into account that there were no increases in the advisory fees being proposed and that for certain Funds, New Calvert had proposed a reduction in advisory fees. The Trustees further noted that New Calvert had agreed to maintain current fee waivers/expense reimbursements (if any) for certain Funds and increase the fee waivers/expense reimbursements for other Funds. Based upon their review, the Trustees concluded that the proposed advisory fees were reasonable in view of the quality of services to be received by the Funds from New Calvert.

In reviewing the anticipated profitability of the advisory fee to New Calvert and its affiliates, the Trustees considered the fact that affiliates of New Calvert would be providing shareholder servicing, administrative, distribution and sub-advisory services to the Funds for which they would receive compensation. The Board also took into account whether New Calvert had the financial wherewithal to provide services to the Funds. The Board also considered that New Calvert would likely derive benefits to its reputation and other indirect benefits from its relationship with the Funds. Based upon its review, the Board concluded that New Calvert’s and its affiliates’ anticipated level of profitability from their relationship with the Funds was reasonable.

The Trustees considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Trustees took into account management’s discussion of the Funds’ proposed advisory fees. The Trustees noted that the advisory fee schedule for certain Funds will contain breakpoints that will reduce the respective advisory fee rate on assets above specified levels as the applicable Fund’s assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Trustees determined that adding breakpoints at specified levels to the advisory fee schedules of the Funds that did not currently have breakpoints would not be appropriate at this time. The Trustees noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

In considering the approval of the proposed new investment advisory agreements, the Trustees also considered the following matters:

(i) their belief that the Transaction will benefit the Calvert Funds;
ii) Eaton Vance’s intention to continue to manage the Funds in a manner materially consistent with the Fund’s current investment objective and principal investment strategies, which includes adherence to the Calvert Principles for Responsible Investment with regard to each Fund that currently adheres to such principles;
(iii) the financial condition and reputation of Eaton Vance, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain the high level of cooperation and support to the Funds, powerhouse distribution and client service capabilities, and relationships in the asset management industry;
(iv) the intention expressed by representatives of Eaton Vance to retain certain of the existing members of the Calvert management team and other key professionals, including members of the Calvert Sustainability Research Department, in order to better continue principles-based investment research upon closing of the Transaction;
(v) Eaton Vance’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel; and
(vi) that the current senior management team at Calvert has indicated its strong support of the Transaction.
In approving the new investment advisory agreements with New Calvert, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
The Trustees reached the following conclusions regarding the new investment advisory agreements, among others: (a) New Calvert has demonstrated that it possesses the capability and resources to perform the duties required of it under the new investment advisory agreements; (b) New Calvert is qualified to manage each Fund’s assets in accordance with each Fund’s investment objective and strategies; (c) New Calvert’s proposed investment strategies are appropriate for pursuing each Fund’s investment objective; and (d) the proposed advisory fees are reasonable in view of the quality of services to be received by each Fund from New Calvert. Based upon the foregoing considerations, at an in-person meeting in October 2016, the Trustees, including all of the Trustees present who are not “interested persons” of the Funds, CIM, or New Calvert, unanimously approved the proposed new investment advisory agreements and determined to recommend their approval to the shareholders of the Funds.
Required Vote
Approval of your Fund’s proposed new investment advisory agreement requires the affirmative vote of a 1940 Act Majority of the shares of your Fund, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.
This proposal is subject to the completion of the Transaction. If the Transaction does not close, this Proposal 2 will be deemed null and the Board will consider whether other appropriate actions are warranted. Assuming the Transaction is completed, this proposal will pass for a particular Fund if the requisite shareholder vote is obtained for that Fund. This proposal is not contingent on the approval of any of the other proposals. However, the Transaction will not close unless all of the proposals are approved by shareholders.
Board Recommendation
The Board of your Fund, including a majority of the Trustees who are not “interested persons” of CIM, New Calvert or the Fund, believes that the approval of the new investment advisory agreement is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that Shareholders vote FOR the new investment advisory agreement as set forth in Proposal 2.

Proposal 3
APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS
The Trustees have unanimously approved, and recommend to the shareholders of each Fund that they approve, a new investment sub-advisory agreement between each Fund listed below and the noted sub-adviser. As described in more detail in Proposals 3A through 3D, CIM has retained a number of sub-advisers, including Atlanta Capital Management Company, LLC (“Atlanta Capital”), Hermes Investment Management Limited (“Hermes”), Ameritas Investment Partners, Inc. (“AIP”), and Milliman Financial Risk Management, LLC (“Milliman”) (the “Existing Sub-Advisers”). Advisory Research, Inc. (“Advisory Research”) and Trilogy Global Advisors, LP (“Trilogy”) are currently sub-advisers to Calvert International Opportunities Fund; new investment sub-advisory agreements with these sub-advisers are not being proposed. Likewise, World Asset Management, Inc. (“WAM”) is currently sub-adviser to Calvert VP EAFE International Index Portfolio; however, a new investment sub-advisory agreement with WAM is not being proposed. In addition, as described in more detail in Proposal 3E, if the Transaction is completed, the Board recommends that Eaton Vance Management (International) Limited (“EVMI”) be hired as sub-adviser to Calvert International Equity Fund and Calvert International Opportunities Fund (EVMI and the Existing Sub-Advisers, each a “Sub-Adviser,” and together, the “Sub-Advisers”), to provide sub-advisory services to certain of the Funds. Currently, CIM manages Calvert International Equity Fund.
Except for EVMI, each Existing Sub-Adviser listed above currently serves as a sub-adviser to the Funds. A “change of control” that constitutes an assignment, such as the Transaction described herein, automatically terminates the Funds’ investment advisory agreements and also automatically terminates the investment sub-advisory agreements with the Sub-Advisers. So that your Fund will not lose the benefit of these sub-advisory services, New Calvert intends to enter into new investment sub-advisory agreements with Atlanta Capital, Hermes, AIP and Milliman that will be substantively similar to the current investment sub-advisory agreements, except that such agreements will be executed with New Calvert instead of CIM and will include a new effective date. A general description of the differences between the existing and proposed sub-advisory agreements appears below. New Calvert also intends to enter into an investment sub-advisory agreement with EVMI, a proposed new sub-adviser that does not currently provide sub-advisory services to any of the Funds. The Trustees have unanimously approved these new investment sub-advisory agreements.
The form of the proposed new investment sub-advisory agreements are attached at Appendix K. You should refer to Appendix K for the complete terms of your Fund’s proposed new investment sub-advisory agreement. The date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders (if applicable), and the date on which its continuance was last approved by the relevant Board is set forth in Appendix L.
The terms of the proposed new investment sub-advisory agreements are described generally herein. Material differences between the investment sub-advisory agreements, such as terms concerning fee arrangements, are described separately within Proposals 3A through 3E.
Investment Management Services and Expenses. Under the terms of each proposed new investment sub-advisory agreement, the Sub-Advisers, at their own expense, continuously furnish to the applicable Funds investment programs for such portion, if any, of Fund assets designated by New Calvert from time to time.

With respect to such assets, the Sub-Advisers make investment decisions and place all orders for the purchase and sale of securities.
Each of the Sub-Advisers will provide periodic reports to the Board on the Fund’s investment programs and investments in a format mutually agreed to in advance by New Calvert and the Sub-Adviser, and other special reports as agreed to in advance.
The Sub-Advisers also pay all expenses incurred in connection with executing their obligations under their investment sub-advisory agreement (other than the cost of securities and other investments, including brokerage commissions and other transactional fees, charges, and taxes), including, but not limited to, salaries of personnel and facilities of the Sub-Advisers. Under the proposed investment sub-advisory agreements, unlike the current investment sub-advisory agreements, a Sub-Adviser [(other than AIP)] may also share pro rata in any expense reimbursement to the Fund.
Under the proposed investment sub-advisory agreements, the Sub-Advisers are responsible, at their own expense, with providing New Calvert with periodic compliance reports relating to their duties under their investment sub-advisory agreement. The Sub-Advisers are also required to assist their respective Funds and such Fund’s agents in determining or confirming whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds for which the Sub-Adviser has responsibility.
The current sub-advisory agreements permit the Fund’s adviser to direct the Existing Sub-Advisers to use a particular broker or dealer for one or more trades if, in the sole opinion of the Fund’s adviser, it was in the best interest of the Fund to do so. The proposed new investment sub-advisory agreements do not grant New Calvert, or any other entity, this authority.
Responsible Investing. Each proposed investment sub-advisory agreement requires the Sub-Adviser to buy only securities permitted by a Fund’s investment program and, excluding the agreements with Milliman and AIP, determined by New Calvert to meet certain responsible investment principles. [[These responsible investment principles will be derived directly from the Calvert Principles for Responsible Investment.]]
The current investment sub-advisory agreements with AIP and Milliman do not contain these requirements.
Exclusivity. The current and proposed investment sub-advisory agreement with Hermes limits the investment advisory services that the Sub-Adviser may provide to registered investment companies that have substantially similar strategies to that the Fund sub-advised by Hermes. There are no similar restrictions on the investment advisory services Atlanta Capital, AIP and Milliman may provide under each of their current or proposed investment sub-advisory agreements.
Third Party Beneficiaries. The proposed new investment sub-advisory agreements provide that each agreement is not intended to confer to any person or entity not a party to the agreement any right, benefit, or remedy of any nature.
The current investment sub-advisory agreements do not explicitly provide this provision.
Limitation of Liability. Each of the proposed investment sub-advisory agreements provides that the Sub-Adviser shall indemnify and hold harmless New Calvert, affiliates of New Calvert, and certain control persons of New Calvert from any and all losses, claims, damages, liabilities, or litigation based upon such Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or from the Sub-Adviser’s reckless disregard of its obligations under the applicable investment sub-advisory agreement.
Each current investment sub-advisory agreement contains a similar limitation of liability with respect to CIM.
In addition to the general limitation of liability included in each of the current investment sub-advisory agreements, the current Milliman investment sub-advisory agreement further provides that Milliman will indemnify the adviser, the Fund/Trust and their respective Trustees, officers and shareholders against Milliman’s fraud, violations of law, and purchase of any investment for a Fund that is inconsistent with that Fund’s investment objective , principal investment strategies or fundamental or non-fundamental restrictions. Under the proposed investment sub-advisory agreement, Milliman will indemnify the adviser, the Fund/Trust and their respective Trustees, officers and shareholders against Milliman’s fraud, violations of law, and purchase of any investment for a Fund that is inconsistent in a material respect with that Fund’s investment objective and principal investment strategies.
Amendments. The proposed new investment sub-advisory agreements may be amended with respect to a Fund at any time by the parties in writing signed by the party against which enforcement is sought, provided material amendments will not become effective until the requisite approvals, as determined by the applicable laws, are obtained.
Each current investment sub-advisory agreement contains a similar amendment mechanism with respect to CIM.
Choice of Law. The proposed investment sub-advisory agreements include choice of law and forum provisions that provide that the agreements generally shall be governed by Massachusetts law and legal actions relating to the agreement must be brought in Massachusetts state court or the United States District Court for the District of Massachusetts.
The current investment sub-advisory agreements do not specifically include choice of law or forum provisions, and provide that the terms of each agreement are to be construed and enforced in accordance with and governed by the laws of the state of [Maryland].
Term and Termination. The proposed investment sub-advisory agreements may be terminated without penalty by vote of the Trustees or the shareholders of each Fund or by the Adviser or Sub-Adviser on 60 days’ written notice. The proposed investment sub-advisory agreements also terminate without payment of any penalty in the event of their assignment or if the investment advisory agreement between New Calvert and the applicable Fund terminates for any reason. Each new investment sub-advisory agreement provides that, after an initial two year period, it will continue in effect only so long as its continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Trustees who are not “interested persons” of New Calvert or the Funds. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a 1940 Act Majority.
Each current investment sub-advisory agreement contains similar provisions.

Proposal 3A:	Approval of New Investment Sub-Advisory Agreement with Atlanta Capital
Atlanta Capital serves as Sub-Adviser to Calvert Equity Portfolio [and is an affiliate of New Calvert]. Pursuant to the Fund’s current investment sub-advisory agreement, CIM pays to Atlanta Capital an annual sub-advisory fee, calculated daily and payable monthly, at an annual rate equal to 0.30% of the average daily net assets of Calvert Equity Portfolio up to and including $2 billion, 0.25% of the average daily assets in excess of $2 billion and up to and including $3 billion, and 0.225% of the average daily net assets in excess of $3 billion. Atlanta Capital agreed to a fee reduction on [ ], 2015. Under the proposed new investment sub-advisory agreement, Atlanta Capital will be entitled to sub-advisory fees at the agreed upon reduced rate as follows: up to and including $2.5 billion, 0.21% of the average daily assets and 0.20% on average daily net assets over $2.5 billion. Calculation of the fee excludes any assets invested in the Fund’s high social impact investments and/or special equities programs.

Proposal 3B:	Approval of New Investment Sub-Advisory Agreement with Hermes
Hermes serves as Sub-Adviser to Calvert Emerging Markets Equity Fund. Pursuant to the terms of the current investment sub-advisory agreement, CIM pays to Hermes an annual sub-advisory fee, calculated daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of Calvert Emerging Markets Equity Fund. Calculation of the fee excludes any assets invested in the Fund’s high social impact investments and/or special equities programs. There is no change in the rate of the fees that New Calvert will pay to the Sub-Adviser under the proposed new investment sub-advisory agreement, as compared to the rate of fees that CIM currently pays to the Sub-Adviser under the existing investment sub-advisory agreement. Hermes currently has voluntarily agreed to share in the Fund’s expense subsidy and will continue to do so under the proposed sub-advisory agreement.

Proposal 3C:	Approval of New Investment Sub-Advisory Agreement with AIP
AIP serves as Sub-Adviser to the Calvert VP S&P 500 Index Portfolio, Calvert VP S&P MidCap 400 Index Portfolio, Calvert VP NASDAQ 100 Index Portfolio, Calvert VP Russell 2000 Small Cap Index Portfolio, Calvert VP Investment Grade Bond Index Portfolio, Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio. Pursuant to the terms of the current investment sub-advisory agreement, CIM pays to AIP an annual sub-advisory fee, calculated daily and payable monthly, at an annual rate equal to 50% of the balance of the advisory fee (less reimbursements and platform fees) based on the current value of net assets for each Fund. Under the proposed new investment sub-advisory agreement, the annual sub-advisory fee payable to AIP equals 0.05% of a Fund’s average daily net assets.

Proposal 3D:	Approval of New Investment Sub-Advisory Agreement with Milliman
Milliman serves as Sub-Adviser to Calvert VP Volatility Managed Moderate Portfolio, Calvert VP Volatility Managed Moderate Growth Portfolio, and Calvert VP Volatility Managed Growth Portfolio. Pursuant to the terms of the current investment sub-advisory agreement, CIM pays to Milliman an annual sub-advisory fee, calculated daily and payable monthly, at an annual rate equal to [0.20%] of the average daily net assets of each Fund. There is no change in the rate of the fees that New Calvert will pay to the Sub-Adviser under the proposed new investment sub-advisory agreement, as compared to the rate of fees that CIM currently pays to the Sub-Adviser under the existing investment sub-advisory agreement.

Proposal 3E:	Approval of New Investment Sub-Advisory Agreement with EVMI

The Board recommends that EVMI, an affiliate of New Calvert, be appointed to serve as Sub-Adviser to Calvert International Equity Fund. The Fund is currently advised by CIM. EVMI is also proposed to serve as the Sub-Adviser to Calvert International Opportunities Fund. The Fund is currently co-managed by Advisory Research and Trilogy. Pursuant to the terms of the new investment sub-advisory agreement, New Calvert will pay to EVMI, with respect to Calvert International Opportunities Fund, an annual sub-advisory fee, at an annual rate equal to [0.338]% of the average daily net assets of Calvert International Opportunities Fund, and with respect to Calvert International Equity Fund, an annual sub-advisory fee, at an annual rate equal to 0.254% of the average daily net assets of Calvert International Equity Fund up to and including $250 million, 0.246% of the average daily assets in excess of $250 million and up to and including $500 million, and 0.229% of the average daily net assets in excess of $500 million.
Trustee Considerations
In connection with the proposed sale of the assets of CIM to New Calvert, the Boards of the Funds, assisted by their independent legal counsel, discussed the Transaction’s impact upon the Funds at its meeting in October 2016. At such meeting, the Boards determined that it would be in Fund shareholders’ best interests to have each Sub-Adviser continue to provide sub-advisory services to the applicable Fund(s) and to appoint EVMI as a new Sub-Adviser to certain of the Funds after the closing of the Transaction. The Boards reviewed and discussed information provided by each of the Sub-Advisers and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible transaction and new investment sub-advisory agreements.
In evaluating the new investment sub-advisory agreements, the Trustees considered information provided by each Sub-Adviser relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Sub-Advisers provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

In the course of their deliberations concerning the new investment sub-advisory agreements, the Trustees evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Sub-Adviser; the Sub-Adviser’s management style and long-term performance record; the applicable Fund’s performance record and the Sub-Adviser’s performance in executing its investment strategies; the Sub-Adviser’s current level of staffing and its overall resources; the qualifications and experience of the Sub-Adviser’s personnel; and the Sub-Adviser’s financial condition with respect to its ability to perform the services required under the new investment sub-advisory agreements. With respect to EVMI, the Trustees considered materials provided by Eaton Vance, including: (i) an explanation of the basis for recommending that EVMI serve as sub-adviser to certain Funds; (ii) a description of the investment professionals who would manage those Funds; (iii) a description of the investment strategy and investment process to be used in managing those Funds; and (iv) performance information for comparable funds. The Trustees noted that they reviewed detailed information about the performance results, portfolio composition and investment strategies for each sub-advised Fund on a quarterly basis. The Trustees also took into account that no changes were being proposed in the investment strategies the current Sub-Advisers used in managing the Funds. Based upon their review, the Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Funds by the Sub-Advisers under the new investment sub-advisory agreements.

In considering the cost of services to be provided by each Sub-Adviser and the profitability to each Sub-Adviser of its relationship with a Fund, the Trustees noted that no changes were being proposed to the sub-advisory fees to be paid to the current Sub-Advisers. The Trustees also noted that New Calvert would pay the sub-advisory fees to the Sub-Advisers out of its advisory fees. The Board also relied on the ability of New Calvert to negotiate the proposed sub-advisory fees at arm’s length with the unaffiliated Sub-Advisers. Based upon their review, the Trustees determined that the proposed sub-advisory fees were reasonable in view of the quality of services to be received by the Funds from the Sub-Advisers. Because New Calvert would pay the unaffiliated Sub-Advisers’ sub-advisory fees and those fees were negotiated at arm’s length by New Calvert, the cost of services provided by the unaffiliated Sub-Advisers and the profitability to the unaffiliated Sub-Advisers of their relationships with the Funds were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the unaffiliated Sub-Advisers’ management of the Funds to be a material factor in its consideration.

In approving the new investment sub-advisory agreements, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

The Trustees reached the following conclusions regarding the new investment sub-advisory agreements, among others: (a) the Sub-Advisers are qualified to manage the respective Fund’s assets in accordance with the Fund’s investment objectives and policies; (b) the Sub-Advisers are likely to execute their investment strategies consistently over time; and (c) the proposed sub-advisory fees are reasonable in view of the quality of services to be received by the Funds from the Sub-Advisers. Based upon the foregoing considerations, in October 2016, the Trustees, including all of the Trustees present who are not “interested persons” of the Funds, CIM or New Calvert, unanimously approved the proposed new investment sub-advisory agreements and determined to recommend their approval to the shareholders of the applicable Funds.
Additional Information Regarding Potential Interests of Certain Trustees
[ ]
Required Vote
Approval of your Fund’s proposed new investment sub-advisory agreement requires the affirmative vote of a 1940 Act Majority of the shares of your Fund, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.
This proposal is subject to the completion of the Transaction and shareholders’ approval of Proposal 2, which appoints New Calvert as adviser of each Fund. If the shareholders of a given Fund do not approve Proposal 2 or the Transaction is not completed, this Proposal 3 will be deemed null with respect to that Fund. The Boards will consider whether other appropriate actions, if any, are warranted. In addition, the Transaction will not close unless all of the proposals are approved by shareholders.
Board Recommendation

The Board of your Fund, to the extent your Fund is affected by this Proposal 3, believes that the new investment sub-advisory agreements are in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the approval of the new investment sub-advisory agreements as set forth in Proposal 3.

Proposal 4
APPROVAL OF DISTRIBUTION PLANS PURSUANT TO RULE 12B-1
The Trustees have unanimously approved, and recommend to the shareholders of each Fund that they approve, a new distribution plan under Rule 12b-1 of the 1940 Act (Rule 12b-1) with respect to Class A, C, R, and F shares, as applicable, of each Fund. Rule 12b-1 permits a mutual fund to finance the distribution and sale of its shares out of fund assets, subject to certain requirements, two of which require the formulation of a written plan describing the payment of distribution expenses and any agreement relating to implementation of the Rule 12b-1 distribution plan to be in writing. Initially, a Rule 12b-1 distribution plan and any related agreements must be approved by a vote of the board of trustees, and of the trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 distribution plan or any related agreements, cast in person at a meeting called for the purpose of voting on such plans or agreements. Additionally, initially adopting a Rule 12b-1 distribution plan requires approval by a 1940 Act Majority of the outstanding voting shares of the applicable classes of the Fund.
The terms of the Funds’ current distribution plans are materially similar to the proposed distribution plans you are being asked to approve today, except as noted below. The proposed distribution plans would authorize the Funds to compensate Eaton Vance Distributors, Inc. (“EVD”), the entity that would serve as your Fund’s principal underwriter upon completion of the Transaction. Under the terms of each proposed new distribution plan, each class of shares of your Fund will continue to pay total maximum 12b-1 distribution and service fees in amounts equal to or lower than the maximum amounts under the existing plans.
Proposals 4A through 4D below describe the distribution plans for each Fund in more detail and highlight any significant differences between each Fund’s existing distribution plan and the one you are being asked to approve today. The form of the proposed distribution plans are attached at Appendix M. You should refer to Appendix M for the complete terms of your Fund’s proposed distribution plan(s).
Distribution Plans for Classes A, C, and R. The proposed distribution plans for Class A, C and R provide that the Funds will make payments of distribution fees and (in the case of Class C and Class R) service fees to EVD as consideration for (i) the distribution services and facilities to be furnished to the Fund and (ii) any personal and/or account maintenance services provided to the Class shareholders. EVD may use the payments received under the distribution plans to compensate financial intermediaries to encourage the distribution of Class shares as it considers appropriate, and to make service fee payments to financial intermediaries in connection with the provision of personal services and/or the maintenance of shareholder accounts. The proposed plans are compensation plans in which distribution and services fees accrue daily and are paid monthly as compensation to EVD. While most of the Funds’ current Rule 12b-1 distribution plans operate as compensation plans, certain of the current distribution plans do not explicitly specify how fees are paid. In addition, the current distribution plan for Calvert World Values Fund, Inc. is written as a reimbursement plan in which the Funds reimburse distribution expenses of the principal underwriter in lieu of compensation.
The distribution fees and, where applicable, service fees payable under the proposed Rule 12b-1 distribution plans are the same as payable under the Funds’ current plans except Class A distribution fees are proposed at 0.25% annual of the average daily net assets attributable to Class A shares. While the proposed fees for Class A shares are unchanged from amounts currently paid by the Funds, certain Funds are authorized under the current Rule 12b-1 distribution plans to pay amounts in excess of 0.25% annually with respect to Class

A shares. Each Fund will pay EVD a monthly distribution and service fee from the assets of the applicable Fund class, as shown in Appendix N.
Distribution Plan for Variable Funds Each of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. currently has a distribution and shareholder services plan in places that provides for payment to the distributor of a fee for payments to intermediaries for distribution assistance and/or shareholder servicing or to reimburse intermediaries for expenses relating to distribution assistance and/or shareholder servicing. In connection with the Transaction, a shareholder servicing plan separate from the distribution plan is proposed for the Funds. Pursuant to the proposed distribution plan, each Fund would make payments to EVD, who may in turn compensate intermediaries, for distribution services and facilities and personal services and/or account maintenance services provided to shareholders. The distribution fees payable under the proposed Rule 12b-1 distribution plans are the same as payable under the Funds’ current plans. Under the proposed plans, each Fund will pay EVD a monthly distribution fee from the assets of the applicable Fund class, as shown in Appendix N.
Contingent on approval of this proposal, the Funds will also adopt a new shareholder servicing plan that will allow a Fund to enter into shareholder servicing agreements with intermediaries that maintain omnibus accounts in the Fund for the benefit of shareholders and make payments pursuant to such servicing agreements for sub-accounting services of up to 0.25% annually to such intermediaries for sub-accounting services. Consistent with the current practice of the Funds, payments under shareholder servicing agreements will be limited to 0.11% annually of the average daily net assets maintained by such intermediary in omnibus account(s).
Renewal of Distributions Plans. The proposed Rule 12b-1 distribution plans are required to be renewed annually by all independent Trustees as described under “Trustee Considerations” below and all Trustees, then in office, cast in person at a meeting called for the purpose of voting on the Fund’s distribution plans.
Amendments. Each proposed distribution plan may be materially amended by a vote of both the majority of the independent Trustees as described under “Trustee Considerations” below and all Trustees, then in office, cast in person at a meeting called for the purpose of voting on such distribution plan. A vote of a 1940 Act Majority of the applicable class of the Fund is required to materially increase the payments under the distribution plan made by the Fund from the assets of the applicable class.
Termination. The proposed Rule 12b-1 distribution plans, as to any class, may be terminated at any time by a vote of a majority of independent Trustees, or a vote of a majority of the outstanding voting securities of the applicable class of the Fund. EVD remains entitled to receive all contingent deferred sales charges paid or payable in connection with a redemption of Class C of a Fund on any day subsequent to termination of the Class C distribution plan, provided the payment would not cause the Fund to exceed the distribution plan expense cap set forth in the distribution plan.
With regard to each series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc., the Fund’s existing distribution plans provide that each such distribution plan shall terminate automatically in the event of its assignment. The proposed Rule 12b-1 distribution plans do not include this provision.

Proposal 4A:	Approval of master distribution plan for Class A shares
CID currently serves as the principal underwriter for Funds that operate Rule 12b-1 distribution plans for their Class A shares. The proposed Rule 12b-1 distribution plans are substantially similar in most respects to the existing Rule 12b-1 distributions plans. The distribution fee for Class A shares of your Fund will not exceed [0.25%] annually of the average daily net assets of the Fund’s Class A shares. While the fees paid under the proposed Rule 12b-1 distribution plans are identical to the amounts paid under the existing Rule 12b-1 distribution plans, certain Funds are authorized under the current plans to pay amounts in excess of 0.25% annually. The proposed 12b-1 distribution plans will limit fees payable by Class A shares of these Funds to 25 basis points.

Proposal 4B:	Approval of master distribution plan for Class C shares
CID currently serves as the principal underwriter for Funds that operate Rule 12b-1 distribution plans for their Class C shares. The proposed Rule 12b-1 distribution plans are substantially similar to the existing Rule 12b-1 distributions plans and there will be no change in the amount of fees borne by the Fund. The distribution fee for Class C shares of your Fund will not exceed 0.75% annually of the average daily net assets of the Fund’s Class C shares and the service fee will not exceed 0.25% annually of the average daily net assets of the Fund’s Class C shares.

Proposal 4C:	Approval of master distribution plan for Class R shares
CID currently serves as the principal underwriter for Funds that operate Rule 12b-1 distribution plans for their Class R shares. The proposed Rule 12b-1 distribution plans are substantially similar to the existinRule 12b-1 distributions plans and there will be no change in the amount of fees borne by the Fund. The distribution fee for Class R shares of your Fund will not exceed 0.50% annually of the average daily net assets of the Fund’s Class R shares and the Board has authorized distribution fees of 0.25% annually. The service fee will not exceed 0.25% annually of the average daily net assets of the Fund’s Class R shares.

Proposal 4D:	Approval of master distribution plan for Class F shares
CID currently serves as the principal underwriter for Funds that operate Rule 12b-1 distribution plans and shareholder servicing plans for their Class F shares. The proposed Rule 12b-1 distribution plans are substantially similar to the existing Rule 12b-1 distributions plans and there will be no increase in the amount of fees borne by the Funds. The distribution fee for Class F shares of your Fund will not exceed [0.25%] annually of the average daily net assets of the Fund’s Class F shares.
Trustee Considerations
In connection with the proposed sale of the assets of CIM to New Calvert, the Boards of the Funds, assisted by their independent legal counsel, discussed the Transaction’s impact upon the Funds at its meeting in October 2016, which included a separate executive session attended only by the independent Trustees and independent Trustee counsel. At such meeting, the independent Trustees and the Boards determined that it would be in Fund shareholders’ best interests to have EVD assume the role of the Fund’s principal underwriter and provide underwriting services to the applicable Fund(s) after the sale of assets. The independent Trustees and the Boards reviewed and discussed information provided by EVD and received advice from their independent legal counsel regarding their responsibilities in evaluating the possible transactions and proposed new Rule 12b-1 distribution plans.

In considering the proposed new Rule 12b-1 distribution plans, the independent Trustees took into account (i) certain differences between the existing Rule 12b-1 distribution plans and the proposed Rule 12b-1 distribution plans; (ii) the fact that the Rule 12b-1 fees to be paid under the proposed Rule 12b-1 distribution plans were identical to the amounts paid under the existing Rule 12b-1 distribution plans; (iii) the distribution and/or shareholder services that will be paid with Rule 12b-1 fees and the benefits these services have on the Funds, including the potential for asset growth; and (iv) the extent to which various entities would benefit from each existing and proposed Rule 12b-1 distribution plan and how these benefits compare to the Fund, including the understanding between Eaton Vance and Calvert that the Calvert Variable Portfolios will continue to serve as investment options for variable products offered by Ameritas. The independent Trustees who had no direct or indirect interest in the operation of the Rule 12b-1 distribution plans or any agreement related thereto determined that there was a reasonable likelihood that the proposed Rule 12b-1 distribution plans will benefit the Funds, and the shareholders of the various classes of the Funds to which the Rule 12b-1 distribution plans apply, and will result in no additional distribution expenses to the Funds.
Required Vote
Approval of your Fund’s proposed new Rule 12b-1 distribution plan requires the affirmative vote of a 1940 Act Majority of the shares of the applicable class of your Fund represented at the Meeting, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied.
This proposal is subject to the completion of the Transaction and shareholders’ approval of Proposal 2, which appoints New Calvert as adviser of each Fund. If the shareholders of a given Fund do not approve Proposal 2 or the Transaction is not completed, this Proposal 4 will be deemed null with respect to that Fund. The Boards will consider whether other appropriate actions, if any, are warranted. In addition, the Transaction will not close unless all of the proposals are approved by shareholders.
Board Recommendation

The Board of your Fund, to the extent your Fund is affected by this Proposal 4, believes that the new Rule 12b-1 distribution plans are in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the approval of the new Rule 12b-1 distribution plans as set forth in Proposal 4.

Proposal 5

AMENDMENTS TO DECLARATIONS OF TRUST OF CALVERT MANAGEMENT SERIES, THE CALVERT FUND, AND CALVERT SOCIAL INVESTMENT FUND

The Trustees of your Fund have unanimously approved, and recommend to the shareholders of your Fund that they approve, an amendment to the declaration of trust which would permit the Trustees to amend the declaration of trust, under limited circumstances, without shareholder approval. If approved, the proposed amendment would replace, in its entirety, Article XII, Section 7 of the existing declarations of trust. Article XII, Section 7 of your Fund’s declaration of trust is attached at Appendix O. The proposed declaration of trust amendment grants Trustees the authority to amend the declaration of trust without shareholder approval if the proposed amendment addresses ministerial matters or if it would not have a material adverse effect on the Fund shareholders. The proposed amendment reads as follows:

This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares.

The discussion below highlights the differences between your Fund’s current declaration of trust and the proposed amendments. For a copy of your Fund’s current declaration of trust you may call Calvert at 1-800-368-2745. Your Fund’s declaration of trust is also on file with the Secretary of The Commonwealth of Massachusetts and may be accessed at the Secretary’s website at www.sec.state.ma.us.

Proposal 5A:	Approval of Amendment to Calvert Management Series’ Declaration of Trust

Currently, any amendment to Calvert Management Series’ declaration of trust requires approval by majority of Trustees currently in office and by a 1940 Act Majority vote of the Fund’s shareholders, or by a larger vote if required by applicable law or as otherwise provided by the declaration of trust. The proposed declaration of trust amendment would amend and replace in its entirety Article XII, Section 7 of the current declaration of trust, and allow Trustees to amend the declaration of trust, without shareholder approval for ministerial matters or if it would not have a material adverse effect on the Fund shareholders.

Proposal 5B:	Approval of Amendment to The Calvert Fund’s Declaration of Trust

Currently, any amendment to The Calvert Fund’s declaration of trust requires approval by a majority of Trustees currently in office and by a 1940 Act Majority vote of the Fund’s shareholders, or by a larger vote if required by applicable law or as otherwise provided by the declaration of trust. The proposed declaration of trust amendment would amend and replace in its entirety Article XII, Section 7 of the current declaration of trust, and allow Trustees to amend the declaration of trust, without shareholder approval for ministerial matters or if it would not have a material adverse effect on the Fund shareholders.

Proposal 5C:	Approval of Amendment to Calvert Social Investment Fund’s Declaration of Trust

Currently, any amendment to Calvert Social Investment Fund’s declaration of trust requires approval by a majority of Trustees currently in office and by a 1940 Act Majority vote of the Fund’s shareholders, or by a larger vote if required by applicable law or as otherwise provided by the declaration of trust. The proposed declaration of trust amendment would amend and replace in its entirety Article XII, Section 7 of the current declaration of trust, and allow Trustees to amend the declaration of trust, without shareholder approval for ministerial matters or if it would not have a material adverse effect on the Fund shareholders.

Trustee Considerations

The Trustees considered amending the Funds’ declarations of trust as part of an overall plan to coordinate and enhance the efficiency of the governance of the Funds. In their deliberations, the Trustees examined various matters related to the management and long-term welfare of each Fund, including the importance of modernizing the Funds’ declarations of trusts, the effect the amendment described herein would have on shareholders of each Fund, and relevant legal and regulatory requirements governing declarations of trust and shareholder rights. Additionally, the Trustees considered the need for the Board and the Funds to be able to amend the declarations of trust efficiently and in a cost effective manner in response to changing market factors and trends.

Based on the foregoing considerations, in October 2016, the Trustees, including all of the Trustees present who are not “interested persons” of the Funds or CIM, unanimously approved the proposed amendment to the Funds’ declarations of trust and determined to recommend their approval to the shareholders of the applicable Funds.

Required Vote

Approval of the amendment to your Fund’s declaration of trust requires the affirmative vote of a 1940 Act Majority of the shares of your Fund represented at the Meeting, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied. The Transaction will not close unless all of the proposals are approved by shareholders.
Board Recommendation

The Board of your Fund, to the extent your Fund is affected by this Proposal 5, believes that the amendment to the declaration of trust is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the approval of the amendment as set forth in Proposal 5.

Proposal 6

REAFFIRMATION AND APPROVAL OF INVESTMENTS IN THE CALVERT FOUNDATION
The Trustees have unanimously approved, and recommend to the shareholders of each Fund that they reaffirm and approve your Fund’s ability invest a portion of its assets designated for high social impact investments in CI Notes issued by the Calvert Foundation pursuant to an exemptive order granted by the SEC. The Calvert Social Investment Fund, The Calvert Fund, Calvert World Values Fund, Inc., any other fund in existence at the time the order was granted, and any future fund advised by CIM obtained certain exemptive relief from the SEC on July 8, 1998, attached hereto as Appendix P, which allows the Funds, in accordance with each Fund’s investment objectives, policies, restrictions, and subject to shareholder approval, to invest in CI Notes. The Funds rely on exemptive relief to invest in the CI Notes because, absent the SEC exemptive order, the Funds’ investments in the CI Notes may be considered prohibited transactions under the 1940 Act. Section 17(a) of the 1940 Act makes it unlawful for any affiliated person of a registered investment company, acting as a principal, to sell or purchase any security to or from the company. The Calvert Foundation and the Funds may be considered affiliates based on the overlap between the Calvert Foundation’s Board of Directors and the Funds’ Trustees and other potential affiliations. Additionally, Section 17(d) of the 1940 Act and Rule 17d-1 under the 1940 Act prohibit an affiliated person of a registered investment company, acting as principal, from participating in any joint arrangement with the investment company unless the SEC has issued exemptive relief. Because multiple Funds invest in the CI notes and the Calvert Foundation pools its assets to make certain investments, each Fund that invests in CI Notes may be deemed to be participating in a joint transaction with the other Funds. You are being asked to reaffirm and approve the ability of your Fund to rely on the applicable SEC order to invest a certain percentage of its assets in the Calvert Foundation.
If Proposal 6A is approved, your Fund would be permitted to continue to invest its assets in CI Notes issued by the Calvert Foundation, subject to the conditions, strategies, and restrictions currently in place. Pursuant to the existing exemptive order, the Board will continue to determine the interest rate and maturity of the CI Notes. The Board will continue to conduct periodic reviews of the adequacy of the Fund’s disclosure of the proposed investments in the Calvert Foundation and of possible risk of loss to the Fund and its shareholders. Additionally, the Board will remain responsible for monitoring the Funds’ investments in the Calvert Foundation to ensure that they are consistent with the Funds’ investment objectives, policies, and restrictions.
In the future, New Calvert may determine to apply for substantially similar exemptive relief from the SEC in order to allow future funds to invest in the Calvert Foundation or because it determines that the Funds may no longer rely on the current exemptive relief. There is no guarantee that the SEC would grant the requested exemptive relief or grant the exemptive relief on the same terms currently applicable to your Fund. By approving Proposal 6B, you are approving your Fund’s ability to invest its assets in the Calvert Foundation under any such terms or conditions granted by the SEC and in accordance with your Fund’s investment objectives, policies, and restrictions.
Trustee Considerations
The Board and New Calvert believe that the Funds ability to invest in the Calvert Foundation is in the shareholders’ best interest and will enable the Funds to continue to operate in a similar manner as they have since the Funds obtained the SEC exemptive order in 1998. Investments in the Calvert Foundation will be made in accordance with the 1940 Act requirements and pursuant to the exemptive order in effect at the time of the investment. The reaffirmation and approval of the exemptive order allowing the Funds to invest in the Calvert Foundation will help ensure that the Funds stay aligned with any socially responsible investing principles that the Funds and CIM currently observe and New Calvert is committed to continuing. The Funds, the Boards, CIM, and New Calvert believe that continuing investment in the Calvert Foundation may lead to a more just and sustainable society in the U.S. and around the globe through investment in local communities around the world.
Required Vote
Approval of these proposals requires the affirmative vote of a 1940 Act Majority of the shares of your Fund represented at the Meeting, provided the applicable quorum, as described below under “Further Information about Voting and the Special Meeting – Quorum and Methods of Tabulation,” has been satisfied. The Transaction will not close unless all of the proposals are approved by shareholders.
Board Recommendation

The Board of your Fund believes that reaffirmation and approval of the existing exemptive order granting the Funds the authority to invest in the Calvert Foundation and approval of the Funds’ future reliance on any substantially similar exemptive order that New Calvert obtains is in the best interests of shareholders of your Fund. Accordingly, your Board unanimously recommends that shareholders vote FOR the approval of the reaffirmation and approval of the existing exemptive order described herein and the approval of any future substantially similar order granted to New Calvert as set forth in Proposal 6.

Further Information About Voting and the Special Meeting
Quorum and Methods of Tabulation. With respect to each of Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc. and Calvert Variable Products, Inc., the holders of one third of the outstanding shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting. With respect to Calvert Management Series, The Calvert Fund and Calvert Social Investment Fund, the holders of 25% of the outstanding shares entitled to vote constitutes a quorum. In connection with Proposal 1 (Consolidated Board) and Proposal 5 (Amendments to Declarations of Trust), all of the Funds within a Trust will vote together as a single class. In connection with Proposal 4 (12b-1 Distribution Plans), each applicable class of shares of a Fund votes separately with respect to the Proposal. In connection with Proposals 2, 3 and 6 (Approval of Advisory Agreements and Sub-Advisory Agreements and Reaffirmation and Approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation), each Fund votes separately with respect to the Proposals and Shares of all classes of each Fund vote together as a single class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your Fund as Inspectors of Election for the meeting. The Inspectors of Election will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.
The election of a Nominee requires, with respect to each of The Calvert Fund, Calvert Management Series, and Calvert Social Investment Fund, a plurality of the votes cast to elect and, with respect to Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc. and Calvert Variable Products, Inc., the affirmative vote of a majority of the shares represented at the meeting, provided the applicable quorum has been satisfied. There shall be no cumulative voting in the election of Nominees. [As a result, with respect to Proposal 1 (Consolidated Board), for each of The Calvert Fund, Calvert Management Series and Calvert Social Investment Fund, an “abstention” will have no effect on the vote’s outcome, because the candidates who receive the highest number of “for” votes are elected, and if candidates run unopposed they only need a single “for” vote to be elected.]
[With respect to Proposal 1 (Consolidated Board) for each of Calvert Responsible Index Series, Inc., Calvert Impact Fund, Inc., Calvert World Values Fund, Inc., Calvert Variable Series, Inc. and Calvert Variable Products, Inc. and Proposals 2 through 6 (Approval of Advisory Agreements, Sub-Advisory Agreements, 12b-1 Distribution Plans, Amendments to Declarations of Trust and Reaffirmation and Approval of your Fund’s ability to invest in notes issued by Calvert Social Investment Foundation), abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.] In certain circumstances in which a fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Other business. The Trustees know of no matters other than those described in this Proxy Statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
Simultaneous meetings. The meeting of shareholders of your Fund is called to be held at the same time as the meetings of shareholders of certain of the other Calvert Funds. It is anticipated that all meetings will be held simultaneously.
If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.
Information for all Calvert Funds, except Funds that are series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc.
Solicitation of proxies. [In addition to soliciting proxies by mail, Trustees of your Fund and employees of Calvert Investment Distributors, Inc., Calvert Investment Services, Inc., and Calvert Investment Administrative Services, Inc. may solicit proxies in person or by telephone. Your Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. CIM has been advised by counsel that these procedures are consistent with the requirements of applicable law. [If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting.] Your Fund is unaware of any such challenge at this time. Shareholders would be called at the phone number CIM has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.]
[Fund shareholders have the opportunity to submit their voting instructions via the Internet by using [a program provided by a third-party vendor hired by [CIM] or by automated telephone service]. The giving of a proxy will not affect your right to vote in person should you decide to attend the Meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the Internet site. To record your voting instructions via automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the shareholders.]
Revocation of proxies. A shareholder who has submitted a proxy, including by telephone or internet, may revoke or withdraw the proxy with respect to any proposal or any adjournment or postponement if such revocation or withdrawal is properly received prior to the vote on that matter. A shareholder may revoke a proxy by delivering a duly executed proxy bearing a later date or by attending the Meeting or the adjournment or postponement thereof and voting in person on the matter or matters.
Information for Funds that are series of
Calvert Variable Series, Inc. and Calvert Variable Products, Inc.
Voting Process. With respect to Funds that are series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. only, as of the Record Date, certain insurance companies (each an “Insurance Company”) were shareholders of record of each Fund that is a series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to funds that are series of Calvert Variable Series, Inc. and Calvert Variable Products, Inc., this Proxy Statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate Fund attributable to the Contract Owner in the same proportion as shares of that Fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for a Fund.
Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your Fund and employees of Calvert Investment Distributors, Inc., Calvert Investment Services, Inc., and Calvert Investment Administrative Services, Inc. may solicit voting instructions from Contract Owners in person or by telephone. Your Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. Your Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your Fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number CIM has in its records for their accounts (or that CIM obtains from the Insurance Companies), and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.
Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the voting instruction form enclosed with this Proxy Statement and then signing, dating and mailing the form in the envelope provided. If a voting instruction form is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Contract Owners have the opportunity to submit their voting instructions [via the Internet by utilizing a program provided by [a third party vendor hired by [CIM]] or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your voting instruction form, and follow the instructions on the Internet site. The Internet voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions and to confirm that their instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.
Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed voting instruction forms received in time for the Meeting will be voted as specified in the instructions.
Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of your Fund, (ii) by properly executing a later-dated voting instruction form, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person.]]
Additional Meeting Information
Date for receipt of shareholders’ proposals for subsequent meetings of shareholders. Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund’s proxy statement for such a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.
The Governance Committees of the Boards, which in each case consists of independent Trustees only, will also consider nominees recommended by shareholders of a Fund to serve as trustees. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of your Fund at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis.
If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the Fund within a reasonable time before the Fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the Fund’s Articles of Incorporation/Declaration of Trust.
Expenses of Solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Calvert Funds have retained Computershare to aid in the solicitation of instructions for registered and nominee accounts. Computershare’s fee (estimated to be approximately [$ ]), as well as the other expenses of the preparation of proxy statements and related materials, including printing and delivery costs and the proxy solicitation expenses, are borne by [Ameritas].
Adjournment. If the quorum required for a proposal set forth in the Notice of a Special Meeting has not been met, the persons named as proxies may propose adjournments of the special meeting. Even if the quorum requirements have been satisfied, if sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting with respect to such proposal. For Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert World Values Fund, Inc., Calvert Variable Products, Inc. and Calvert Variable Series, Inc., such adjournment must be for a period not exceeding 120 days from the record date of the original meeting. For Calvert Social Investment Fund, The Calvert Fund and Calvert Management Series, adjournments may be for any time period. Any adjournment will require the affirmative vote of a majority of the votes represented at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. Any proposal for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.
Duplicate mailings. As permitted by SEC rules, Calvert’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, please call our proxy information line at 1-866-298-8476.
Financial information. Your Fund’s Secretary will furnish to you, upon request and without charge, a copy of the Fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests to Calvert Investments, 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814 or 1-800-368-2745.

Additional Information
Calvert Investments. Calvert Investment Management, Inc. (“CIM”), your Fund’s investment adviser, is an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”). CIM is a Delaware corporation formed in April 1982 and is indirectly wholly‐owned by Ameritas Holding Company, which is incorporated in Nebraska. The chain of ownership from the ultimate parent company to the direct parent company is Ameritas Holding Company, Ameritas Holding Company, Ameritas Life Insurance Corporation, and Calvert Investments, Inc. Following the closing of the Transaction described in this Proxy Statement, substantially all of the assets, business, and goodwill of CIM will belong to New Calvert, a newly-formed Massachusetts business trust wholly-owned by Eaton Vance.
CIM’s address is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD, 20814. John Streur is the President and Chief Executive Officer of CIM. His address is also 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD, 2081. The addresses of CIM and Mr. Streur are not expected to change following the completion of the Transaction.
CIM provides investment advisory services to other funds that may have investment objectives and policies similar to those of your fund.
Calvert Investment Distributors, Inc. Calvert Investment Distributors, Inc. (“CID”), your fund’s principal underwriter and distributor, is a registered broker‐dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). CID is a limited‐purpose broker‐dealer that engages in no other business aside from serving as principal underwriter and distributor of the Calvert Funds. CID is an affiliate of Calvert and is indirectly wholly‐owned by Ameritas Holding Company. The chain of ownership of CID from the ultimate parent company to the direct parent company is Ameritas Holding Company, Ameritas Holding Company, Ameritas Life Insurance Corporation, and Calvert Investments, Inc. Certain Calvert supervised persons are also registered representatives of CID. [Following the closing of the Transaction described in this Proxy Statement, Eaton Vance Distributors, Inc. will replace CID as principal underwriter for the share classes of your Fund.]
Calvert Investment Services, Inc. and Calvert Investment Administrative Services, Inc. Calvert Investment Services, Inc. (“CIS”), a subsidiary of Calvert Investments, Inc., has been retained by the Calvert Funds to act as shareholder servicing agent. Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of CIM, has been retained by the Calvert Funds to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports. The address of CIS and CIAS is 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD, 20814. Following the closing of the Transaction described in this Proxy Statement, New Calvert will serve as administrator to the Funds and Eaton Vance will provide sub-transfer agency support services to the Funds.

New Calvert. New Calvert is a business trust organized under the laws of The Commonwealth of Massachusetts and a wholly-owned subsidiary of Eaton Vance. Eaton Vance, Inc. (“EV”) serves as trustee of New Calvert. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. If the proposals herein are approved, Eaton Vance will also provide sub-transfer agency support and related services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement and EVD, an

affiliate of Eaton Vance, will serve as the principal underwriter for the Funds. The business address of EVC, EV, Eaton Vance and EVD is Two International Place, Boston, Massachusetts 02110. As noted above, if the proposals herein are approved, New Calvert will serve as investment adviser and administrator to each Fund, Eaton Vance will provide sub-transfer agency support services to the Funds, EVD will serve as the Funds’ principal underwriter and EVMI will provide investment sub-advisory services to certain Funds as described herein.

Payments to CIM or its Affiliates. Appendix Q shows amounts paid to CIM or its affiliates during each fund’s most recent fiscal year for the services noted. The Funds made no other material payments to CIM or its affiliates during the periods shown.
Limitation of Trustee Liability. Your Fund’s organizational documents provide that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined that they have not acted in good faith. Your Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Officers and Other Information. All of the officers of your Fund are employees of CIM or its affiliates. Because of their positions with CIM or its affiliates, the officers of your Fund will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by your Fund. Appendix E lists the officers of your Fund.
5% Beneficial Ownership. As of [ ], to the knowledge of the funds, no person other than those listed on Appendix R owned beneficially or of record 5% or more of any class of shares of any Calvert Fund.
Security Ownership. As of [ ], the Trustees, and the officers and Trustees of each Fund as a group, owned less than 1% of the outstanding shares of each class of each Fund except as listed on Appendix S.

APPENDIX A
Number of Shares Outstanding as of the Record Date

Fund	Class A	Class B	Class C	Class F	Class I	Class R	Class Y	Other (Specify)
Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Unconstrained Bond Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
The Calvert Fund
Calvert Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Short Duration Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Long-Term Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Ultra-Short Income Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert High Yield Bond Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert U.S. Large Cap Growth Responsible Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert U.S. Large Cap Value Responsible Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert U.S. Mid Cap Core Responsible Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Developed Markets Ex-U.S. Responsible Index Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Impact Fund, Inc.
Calvert Small Cap Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Global Energy Solutions Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Global Water Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Green Bond Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Social Investment Fund
Calvert Balanced Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Bond Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Equity Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Conservative Allocation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Moderate Allocation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Aggressive Allocation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert World Values Fund, Inc.
Calvert International Equity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Capital Accumulation Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert International Opportunities Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Emerging Markets Equity Fund	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP SRI Mid Cap Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP S&P MidCap 400 Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP Russell 2000 Small Cap Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP EAFE International Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP Nasdaq 100 Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP Investment Grade Bond Index Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP Volatility Managed Moderate Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP Volatility Managed Moderate Growth Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Calvert VP Volatility Managed Growth Portfolio	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

APPENDIX B
Calvert Funds
Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund
Calvert Unconstrained Bond Fund

The Calvert Fund
Calvert Income Fund
Calvert Short Duration Income Fund
Calvert Long-Term Income Fund
Calvert Ultra-Short Income Fund
Calvert High Yield Bond Fund

Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund
Calvert U.S. Large Cap Growth Responsible Index Fund
Calvert U.S. Large Cap Value Responsible Index Fund
Calvert U.S. Mid Cap Core Responsible Index Fund
Calvert Developed Markets Ex-U.S. Responsible Index Fund

Calvert Impact Fund, Inc.
Calvert Small Cap Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Green Bond Fund

Calvert Social Investment Fund
Calvert Balanced Portfolio
Calvert Bond Portfolio
Calvert Equity Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Calvert World Values Fund, Inc.
Calvert International Equity Fund
Calvert Capital Accumulation Fund
Calvert International Opportunities Fund
Calvert Emerging Markets Equity Fund

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Portfolio

Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP Volatility Managed Moderate Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio
Calvert VP Volatility Managed Growth Portfolio

Appendix C
Nominee Share Ownership

As of September 30, 2016, the Nominees and the officers of the Funds as a whole owned less than 1% of the outstanding shares of any class of any Fund.

[With respect to the Calvert Variable Series, Inc. and Calvert Variable Products, Inc., only certain Participating Insurance Companies are shareholders of such Funds, and the Nominees do not own any shares in such Funds nor are they Contract Owners of the Participating Insurance Companies.]

The Nominees owned shares in each Fund and in all Calvert Funds for which they serve on the Board, in the following amounts as of September 30, 2016

Calvert Management Series

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert Tax-Free Responsible Impact Bond Fund	Calvert Unconstrained Bond Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]

The Calvert Fund

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert Income Fund	Calvert Short Duration Income Fund	Calvert Long-Term Income Fund	Calvert Ultra-Short Income Fund	Calvert High Yield Bond Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Calvert Responsible Index Series, Inc.

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert U.S. Large Cap Core Responsible Index Fund	Calvert U.S. Large Cap Growth Responsible Index	Calvert U.S. Large Cap Value Responsible Index Fund	Calvert U.S. Mid Cap Core Responsible Index Fund	Calvert Developed Markets Ex-U.S. Responsible Index Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Calvert Impact Fund, Inc.

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert Small Cap Fund	Calvert Global Energy Solutions Fund	Calvert Global Water Fund	Calvert Green Bond Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]

Calvert Social Investment Fund

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert Balanced Portfolio	Calvert Bond Portfolio	Calvert Equity Portfolio	Calvert Conservative Allocation Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert Moderate Allocation Fund	Calvert Aggressive Allocation Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]

Calvert World Values Fund, Inc.

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert International Equity Fund	Calvert Capital Accumulation Fund	Calvert International Opportunities Fund	Calvert Emerging Markets Equity Fund
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]

Calvert Variable Series, Inc.

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert VP SRI Balanced Portfolio	Calvert VP SRI Mid Cap Portfolio
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]

Calvert Variable Products, Inc.

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert VP S&P 500 Index Portfolio	Calvert VP S&P MidCap 400 Index Portfolio	Calvert VP Russell 2000 Small Cap Index Portfolio	Calvert VP EAFE International Index Portfolio
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert VP Nasdaq 100 Index Portfolio	Calvert VP Investment Grade Bond Index Portfolio	Calvert VP Volatility Managed Moderate Portfolio	Calvert VP Volatility Managed Moderate Growth Portfolio
Independent Nominees
Richard L. Baird, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Alice Gresham Bullock	$[ ]	$[ ]	$[ ]	$[ ]
Cari Dominguez	$[ ]	$[ ]	$[ ]	$[ ]
John G. Guffey, Jr.	$[ ]	$[ ]	$[ ]	$[ ]
Miles D. Harper	$[ ]	$[ ]	$[ ]	$[ ]
Joy V. Jones	$[ ]	$[ ]	$[ ]	$[ ]
Anthony A. Williams	$[ ]	$[ ]	$[ ]	$[ ]
Interested Nominee
John H. Streur	$[ ]	$[ ]	$[ ]	$[ ]

Dollar Range of Equity Securities in Each Portfolio
Name of Nominee	Calvert VP Volatility Managed Growth Portfolio
Independent Nominees
Richard L. Baird, Jr.	$[ ]
Alice Gresham Bullock	$[ ]
Cari Dominguez	$[ ]
John G. Guffey, Jr.	$[ ]
Miles D. Harper	$[ ]
Joy V. Jones	$[ ]
Anthony A. Williams	$[ ]
Interested Nominee
John H. Streur	$[ ]

Name of Nominee	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Nominee in Calvert fund complex
Independent Nominees
Richard L. Baird, Jr.	$[ ]
Alice Gresham Bullock	$[ ]
Cari Dominguez	$[ ]
John G. Guffey, Jr.	$[ ]
Miles D. Harper	$[ ]
Joy V. Jones	$[ ]
Anthony A. Williams	$[ ]
Interested Nominee
John H. Streur	$[ ]

Appendix D
Nominee Compensation

The tables below show (i) the aggregate compensation, including pension and retirement benefits, paid to each Nominee by each Fund for its most recently completed fiscal year; and (ii) the total compensation received by each nominee from the Calvert fund complex for calendar year 2015.

Independent Nominees

		Independent Nominees						Interested Nominee
Aggregate Compensation From:	Richard L. Baird, Jr.	Alice Gresham Bullock	Cari Dominguez	John G. Guffey, Jr.[1]	Miles D. Harper[1]	Joy V. Jones[1]	Anthony A. Williams	John H. Streur[2]
Calvert Management Series[3]	$2,986	N/A	N/A	$2,503	N/A	N/A	$2,662	$[0]
The Calvert Fund[4]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[0]
Calvert Responsible Index Series, Inc. [4]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[0]
Calvert Impact Fund[4]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[0]
Calvert Social Investment Fund[4]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[0]
Calvert World Values Fund[4]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	$[0]
Calvert Variable Series, Inc. [3]	N/A	$13,621	N/A	N/A	N/A	N/A	N/A	N/A
Calvert Variable Products, Inc. [3]	N/A	$56,379	N/A	N/A	N/A	N/A	N/A	$[0]
Total Compensation from the Calvert Fund Complex[5]at FYE	$[ ]	$[ ]	$[ ]	$[ ]	[ ]	[ ]	$[ ]	$[ ]

1 Ms. Jones and Messrs. Baird, Guffey and Harper have chosen to defer a portion of their compensation. As of September 30, 2016, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $[ ]; $[ ], $[ ]; and $[ ], for each of them, respectively. As of December 31, 2015, total deferred compensation for service on all applicable Calvert Fund Boards, including dividends and capital appreciation, was $[ ]; $1,028,534; $570,197; and $[ ], for each of them, respectively.

2  Mr. Streur, president and Chief Executive Officer of Calvert Investments, Inc., is the sole Nominee who would be an interested Consolidated Board member by virtue of his positions with Calvert Investments, Inc.

3 As of December 31, 2015, the Fund’s fiscal year end.
4 As of September 30, 2016, the Fund’s fiscal year end.

[5] The Calvert fund complex is currently composed of [37] funds. As of December 31, 2015, the Calvert fund complex consisted of forty-two (42) Funds.
[6] Funds within the Calvert fund complex have two separate fiscal year ends, either September 30 or December 31. The total compensation paid to each Nominee from the Calvert fund complex therefore reflects a combination of the total compensation paid to Nominees by each Fund as of either December 31, 2015 or September 30, 2016, depending on the Fund’s fiscal year end.

The Funds’ respective Governance Committees, composed entirely of independent Trustees, periodically review and recommend compensation for Board members to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to board members of other mutual fund complexes. In reviewing and recommending Board member compensation, the Governance Committees consider, among other factors, the time commitment involved in serving as a Board member of the Funds, the fiduciary responsibilities of Board Members and the number and complexity of the Funds overseen by Board members.

Appendix E
Fund Officers

Unless otherwise indicated, the address of each officer below is
4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS

VICKI L. BENJAMIN AGE: 54	[Treasurer]	2015
[Treasurer of the Funds since [ ].] Executive Vice President, Chief Financial Officer and Chief Operating Officer of Calvert Investments, Inc. (since October 2015); Senior Vice President and Chief Financial Officer of Calvert Investments, Inc. (March 2015 - September 2015). Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.

ROBERT D. BENSON, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2014
Assistant Vice President & Assistant Secretary of the Funds (since 2015) and Associate General Counsel (since 2016; Assistant General Counsel 2014-2016; and Staff Attorney prior to 2014), Calvert Investments, Inc.

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

THOMAS DAILEY AGE:51	Vice President	2004	[Vice President of the Funds since [ ].] Vice President of Calvert Investment Management, Inc. and Lead Portfolio Manager for Calvert’s municipal funds.
STU DALHEIM AGE: 46	Vice President	2015	[Vice President of the Funds since [ ].]Vice President - Shareholder Advocacy for [Calvert Investment Management, Inc.] (since [] 2015); .
BRIAN ELLIS, CFA AGE: [ ]	[Lead Portfolio Manager]	[Fund(s)] [2016]
[Lead Portfolio Manager, Fixed Income (since February 2016); Portfolio Manager Taxable Fixed Income, Calvert Investment Management, Inc. (2012 – February 2016); Business Analyst (prior to May 2012), Calvert Investments, Inc.]

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	;
PATRICK FAUL [CFA] AGE: 51	Vice President	2010	Vice President of the Funds since [ ].] Vice President and Head of Credit Research for [Calvert Investment Management, Inc.].
TRACI L. GOLDT AGE: 42	[Assistant Secretary]	[2016]	[Assistant Secretary of the Funds since [ ].] [Director, Strategic Projects and Fund Operations (since [] 2016); SEC Filing and Operations Manager (2011 – 2016) of Calvert Investments, Inc.]
JADE HUANG AGE: 41	[Vice President]	2015	[Vice President of the Funds since [ ].] Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, [Calvert Investment Management, Inc.].
VISHAL KHANDUJA, CFA AGE: 38	[Senior Vice President]	[2016]
[Senior Vice President of the Funds since [ ].] [Head of Taxable Fixed Income (since May 2016) and Senior Vice President of [Calvert Investment Management, Inc.] (since 2014); Lead Portfolio Manager for Calvert’s taxable fixed-income funds (since 2012). Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).]

ERICA LASDON AGE: 45	[Assistant Vice President]	2015
[Assistant Vice President of the Funds since [ ].] Director of Sustainability Research since August 2015 and Senior Sustainability Analyst and Manager prior to August 2015, [Calvert Investment Management, Inc.].

JOSHUA LINDER [CFA] AGE: 30	[Vice President]	[2016]
[Vice President of the Funds since [ ].] [Lead Portfolio Manager, Equities (since January 2016)], Assistant Portfolio Manager (January 2014 - October 2015) and Equity Analyst (2011 - 2013), [Calvert Investment Management, Inc.].

CHRISTOPHER MADDEN AGE: 40	[Vice President]	2015	[Vice President of the Funds since [ ].] Equity Portfolio Manager since November 2015 and Senior Equity Analyst prior to November 2015, [Calvert Investment Management, Inc.].
ANDREW K. NIEBLER, Esq. AGE: 48	[Deputy General Counsel, Vice President & Secretary]	[[2006] (TCF, CMS, CRIS, CSIF, CVS) [2008] (CVP) [2016] (CIF)]
[Deputy General Counsel, Vice President and Secretary of the Funds (since May 2016), Assistant Vice President, Associate General Counsel and Assistant Secretary (since September 2009), Assistant Vice President, Assistant General Counsel and Assistant Secretary (prior to September 2009), [Calvert Investments, Inc.]]

MONIQUE PATTILLO[, CFA] AGE: [ ]	[Assistant Vice President & Assistant Secretary]	[Fund(s)] [2016]
[Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds (since [MONTH] 2016), Adjunct Faculty, Howard Community College (June 2015 – Present), Adjunct Assistant Professor, University of Maryland University College (June 2016 - present), Legal Counsel, T.Rowe Price Associates (March 2014 - June 2015) and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).]

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
[Fund Controller and Assistant Treasurer of the Funds since [ ].] Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015). VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE:56	President	2015
[President of the Funds since [ ].] President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015); Chief Compliance Officer of Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer of [Calvert Investment Management, Inc.] (August 2015- April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

APPENDIX F
Form of New Investment Advisory Agreement

FORM OF
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this _____ day of __________________, 2016, between ______________, a _________ (the “[Trust/Company]”), on behalf of its separate series identified on Schedule A, (each a “Fund” and together the “Funds”), and Eaton Vance Investment Advisors, a Massachusetts business trust (the “Adviser”).

1.    Duties of the Adviser. The [Trust/Company] hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of each Fund, subject to the supervision of the [Trustees/Directors] of the [Trust/Company], for the period and on the terms set forth in this Agreement.

The Adviser hereby accepts such employment, and undertakes to afford to the [Trust/Company] the advice and assistance of the Adviser’s organization in the choice of investments and in the purchase and sale of securities for each Fund and to furnish for the use of the [Trust/Company] office space and all necessary office facilities, equipment and personnel for servicing the investments of the [Trust/Company] and to pay the salaries and fees of all officers and [Trustees/Directors] of the [Trust/Company] who are members of the Adviser’s organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the [Trust/Company] in any way or otherwise be deemed an agent of the [Trust/Company].

The Adviser shall provide the [Trust/Company] with such investment management and supervision as the [Trust/Company] may from time to time consider necessary for the proper supervision of each Fund. As investment adviser to the [Trust/Company], the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of each Fund’s assets shall be held uninvested, subject always to the applicable restrictions of the [Declaration of Trust/Articles of Incorporation], By-Laws and the [Trust/Company]’s Registration Statement for each Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) (the “Registration Statement”), all as from time to time amended. To the extent provided in the Registration Statement, the Adviser’s investment research and decision making will be guided by its responsible investment principles, as amended from time to time with approval of the Board of [Trustees/Directors] of the [Trust/Company] (the “Board”). The Adviser is authorized, in its discretion and without prior consultation with the [Trust/Company], to buy, sell, and otherwise trade in any and all types of securities, derivatives and investment instruments on behalf of each Fund in accordance with the investment objectives and policies disclosed in such Fund’s Registration Statement. Should the [Trustees/Directors] of the [Trust/Company] at any time, however, make any specific determination as to investment policy for a Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the [Trust/Company], all actions which it deems necessary or desirable to implement the investment policies of the [Trust/Company] and of each Fund.

The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of a Fund either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Funds to give instructions to the custodian of a Fund as to deliveries of securities and payments of cash for the account of that Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall adhere to procedures adopted by the Board and conform with federal securities laws.

Notwithstanding the foregoing, under this Agreement the Adviser shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of the Funds, nor shall the Adviser be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any administrator, transfer agent, custodian or shareholder servicing agent of the [Trust/Company] or the Funds. The Adviser and/or its affiliates may provide any such aforementioned services under a separate agreement and be separately compensated therefore.

2.    Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from a Fund compensation equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month.

Each Fund’s daily net assets shall be computed in accordance with the [Trust’s/Company’s] offering documents and any applicable procedures, votes and determinations of the Board. In case of initiation or termination of the Agreement during any month with respect to a Fund, the fee for that month shall be based on the number of calendar days during which it is in effect. The Adviser may, from time to time, waive all or a part of the above compensation.

    3.    Allocation of Charges and Expenses. The Adviser shall pay the entire salaries and fees of all of the [Trust/Company]’s [Trustees/Directors] and officers employed by the Adviser or its affiliates who devote part or all of their time to the affairs of the Adviser or its affiliates, and the salaries and fees of such persons shall not be deemed to be expenses incurred by the [Trust/Company] for purposes of this Section 3. Except as provided in the foregoing sentence, it is understood that the [Trust/Company] will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by each Fund shall include, without implied limitation:

•	expenses of organizing and maintaining the Fund and continuing its existence;

•	registration of the [Trust/Company] under the Investment Company Act of 1940;

•	commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments;

•	auditing, accounting and legal expenses;

•	taxes and interest;

•	governmental fees;

•	expenses of issue, sale and redemption of shares;

•
expenses of registering and qualifying the [Trust/Company], the Fund and its shares under federal and state securities laws and of preparing and printing registration statements or other offering statements or memoranda for such purposes and for distributing the same to shareholders and investors, and fees and expenses of registering and maintaining registrations of the Fund under state securities laws;

•	expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor;

•	expenses of reports to regulatory bodies;

•	insurance expenses;

•	association membership dues;

•
fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts, and determination of net asset values);

•	fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund;

•	expenses for servicing shareholder accounts;

•	any direct charges to shareholders approved by the [Trustees/Directors] of the [Trust/Company];

•	compensation and expenses of [Trustees/Directors] of the [Trust/Company] who are not members of the Adviser’s organization;

•	compensation of the [Trust/Company]’s Administrator;

•	all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares;

•	any pricing or valuation services employed by the Fund to value its investments including primary and comparative valuation services;

•	any investment advisory, sub-advisory or similar management fee payable by the Fund;

•	all expenses incurred in connection with the Fund’s use of a line of credit; and

•
such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the [Trust/Company] to indemnify its [Trustees/Directors] and officers with respect thereto.

4.    Other Interests. The services of the Adviser to the [Trust/Company] and the Funds are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. It is understood that [Trustees/Directors] and officers of the [Trust/Company] and shareholders of a Fund are or may be or become interested in the Adviser as trustees, officers, employees, shareholders or otherwise and that trustees, officers, employees and shareholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities (including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words “Calvert” or the name of any affiliate of Calvert or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

5.    Limitation of Liability of the Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the [Trust/Company] or a Fund or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

The [Trust/Company] expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the trustees of the Adviser and the officers, employees, shareholders and agents of the Adviser, and the [Trust/Company] hereby agrees that its sole recourse for payment of claims or obligations as between the Adviser and the [Trust/Company] arising out of this Agreement and shall not seek satisfaction from the trustees, officers, employees, shareholders or agent of the Adviser or any trustee of the Adviser.

6.    Sub-Advisers. The Adviser may employ one or more sub-advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers or other persons to execute a Fund’s portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such sub-adviser and approved by the [Trustees/Directors] of the [Trust/Company], all as permitted by the 1940 Act. The performance by each such sub-adviser of its obligation under any such agreement shall be supervised by the Adviser. Further, the Adviser may, with the approval of the [Trustees/Directors] of the [Trust/Company] and without the vote of any shareholders of the Fund, terminate any agreement with any sub-adviser and/or enter into an agreement with one or more other sub-advisers, all as permitted by the 1940 Act or an exemption therefrom. In the event a sub-adviser is employed, the Adviser retains the authority to immediately assume responsibility for any functions delegated to a sub-adviser, subject to approval by the Board and any required notice to the sub-adviser.

7.    Duration and Termination of this Agreement. This Agreement shall become effective with respect to each Fund listed on Schedule A upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of such Fund (with respect to that particular Fund) and (ii) by the vote of a majority of those [Trustees/Directors] of the [Trust/Company] who are not interested persons of the Adviser or the [Trust/Company] cast in person at a meeting called for the purpose of voting on such approval.

Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of [Trustees/Directors] of the [Trust/Company] or the trustees of the Adviser, as the case may be, and the [Trust/Company] may, at any time upon such written notice to the Adviser, terminate this Agreement with respect to a particular Fund by vote of a majority of the outstanding voting securities of that Fund. This Agreement shall terminate automatically in the event of its assignment.

8.    Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no material amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those [Trustees/Directors] of the [Trust/Company] who are not interested persons of the Adviser or the [Trust/Company] cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required by the 1940 Act, by vote of a majority of the outstanding voting securities of a Fund (with respect to that particular Fund).

9.    Limitation of Liability. This paragraph is applicable for Funds organized as Massachusetts Business Trusts only. [The Adviser expressly acknowledges the provisions in the Declaration of Trust of the Trust (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustees, officers, employees and agents of the Trust and the shareholders of the Funds, and the Adviser hereby agrees that it shall have recourse to the Trust or the Funds for payment of claims or obligations as between the Trust or the Funds and the Adviser arising out of this Agreement and shall not seek satisfaction from the Trustees, officers, employees or agents of the Trust or shareholder of the Funds.]

With respect to any claim by the Adviser for recovery of that portion of any fees (or any other liability of a Fund arising under this Agreement) payable by a particular Fund, the Adviser will have recourse solely against the assets of that Fund to satisfy the claim and will have no recourse against the assets of any other Fund.

10.    Use of the Name [“Calvert”]. The Adviser hereby consents to the use by the Fund of the name [“Calvert”] as part of each Fund’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser or administrator of that Fund. The name [“Calvert”] or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name [“Calvert”]. The Adviser shall have the right to require a Fund to cease using the name [“Calvert”] as part of the Fund’s name if the Fund ceases, for any reason, to employ the Adviser or one of its affiliates as the Fund’s investment adviser or administrator. Future names adopted by the Fund for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.

11.    No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, and there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser, or (ii) create or give rise to any duty or obligation on the part of the Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

12.    Certain Definitions. The terms “assignment” and “interested persons” when used herein shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order. The term “vote of a majority of the outstanding voting securities” of a Fund shall mean the vote, at a meeting of shareholders, of the lesser of (a) 67 per centum or more of the shares of that Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the shares of the Fund.

13.     Force Majeure. The Adviser shall not be liable for any loss or breach hereunder occurring directly or indirectly by reason of any event or circumstance, whether foreseeable or unforeseeable, which despite the taking of commercially reasonable measures is beyond its reasonable control, including without limitation: extraordinary forces of nature and natural disasters, such as floods, hurricanes, severe storms (storms with wind, rain or hail forces comparable to a hurricane but not meeting technical hurricane criteria), tornados, earthquakes and wildfires; national or local states of emergencies; epidemics; action or inaction of civil or military authority; war, terrorism, riots or insurrection; criminal acts; building or area evacuations ordered by lawful authority; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; denial of service attacks; or functions or malfunctions of the internet caused by any of the foregoing (all and any of the foregoing being an "Event Beyond Reasonable Control"). Upon the occurrence of an Event Beyond Reasonable Control, the Adviser shall be excused from any non-performance caused by the Event Beyond Reasonable Control for so long as the Event Beyond Reasonable Control or damages caused by it prevail and the Adviser continues to use commercially reasonable efforts to attempt to perform the obligation so impacted, including invoking disaster recovery or business continuity plans when applicable.

14.    Choice of Law and Forum for Adjudication of Disputes. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

15.    Captions. The captions in this agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

_______Trust/Corporation on behalf of its series identified on Schedule A, severally and not jointly

By:

[Adviser]

By:

Schedule A

As compensation pursuant to Section 2 of the Agreement, the Adviser is entitled to receive an annual advisory fee (the “Fee”) as shown below.

[Please see attached for each Fund’s proposed investment advisory fee]

	Proposed Advisory Fee
Calvert Impact Fund, Inc.
Global Energy Solutions Fund	0.75%
Global Water Fund	Up to and including $250 million	0.75%
	Over $250 million	0.70%
Green Bond Fund	0.30%
Small Cap Fund	0.68%
Calvert Management Series
Tax-Free Responsible Impact Bond Fund	0.35%
Unconstrained Bond Fund	0.35%
Calvert Responsible Index Series, Inc.
Developed Markets Ex-US Responsible Index Fund	0.15%
US Large Cap Core Responsible Index Fund	0.15%
US Large Cap Growth Responsible Index Fund	0.15%
US Large Cap Value Responsible Index Fund	0.15%
US Mid Cap Core Responsible Index Fund	0.15%
Calvert Social Investment Fund
Aggressive Allocation Fund	None
Balanced Portfolio	Up to and including $500 million	0.41%
	Over $500 up to and including $1 billion	0.385%
	Over $1 billion	0.35%
Bond Portfolio	Up to and including $1 billion	0.35%
	Over $1 billion	0.325%
Conservative Allocation Fund	None
Equity Portfolio	Up to and including $2 billion 0.50% Over $2 billion up to and including $3 billion 0.425% Over $3 billion 0.375%
Moderate Allocation Fund	None
Calvert World Values Fund Inc.
Capital Accumulation Fund	0.65%
Emerging Markets Equity Fund	0.88%
International Equity Fund	Up to and including $250 million	0.75%
	Over $250 million up to and including $500 million	0.725%
	Over $500 million	0.675%
International Opportunities Fund	0.75%
The Calvert Fund
High Yield Bond Fund	0.48%
Income Fund	Up to and including $2 billion	0.40%
	Over $2 billion up to and including $7.5 billion	0.375%

	Over $7.5 billion up to and including $10 billion	0.35%
	Over $10 billion	0.325%
Long Term Income Fund	0.40%
Short Duration Income Fund	Up to and including $750 million	0.35%
	Over $750 million up to and including $1.5 billion	0.325%
	Over $1.5 billion up to and including $3.5 billion	0.30%
	Over $3.5 billion	0.275%
Ultra-Short Income Fund	Up to and including $1 billion 0.26% Over $1 billion 0.25%
Calvert Variable Products, Inc.
VP EAFE International Index Portfolio	0.30%
VP Investment Grade Bond Index Portfolio	0.20%
VP Nasdaq 100 Index Portfolio	0.30%
VP Russell 2000 Small Cap Index Portfolio	0.25%
VP S&P 500 Index Portfolio	0.18%
VP S&P MidCap 400 Index Portfolio	0.20%
VP Volatility Managed Growth Portfolio	0.42%
VP Volatility Managed Moderate Growth Portfolio	0.42%
VP Volatility Managed Moderate Portfolio	0.42%
Calvert Variable Series, Inc.
VP SRI Balanced Portfolio	Up to and including $500 million	0.41%
	Over $500 million up to and including $1 billion	0.36%
	Over $1 billion	0.325%
VP SRI Mid Cap Portfolio	0.65%

APPENDIX G
Comparison of Terms of Investment Advisory Agreements

As noted above, the Trustees have taken the opportunity presented by the need to approve new investment advisory agreements to standardize, clarify and modernize various provisions of your Fund’s investment advisory agreement. This Appendix [G] describes certain differences between the proposed new investment advisory agreements and the current investment advisory agreements, in addition to differences described under “Proposal 2 – Approval of New Advisory Agreements” in the Proxy Statement. Except as noted, the proposed investment advisory agreement for a Fund does not differ in any substantive respects from such Fund’s current investment advisory agreement. Minor clarifications of language, corrections of obvious typographical errors and elimination of outdated provisions with no current or future application that do not change a reasonable substantive interpretation of an agreement are not separately described. The complete text of the form of the proposed new investment advisory agreements are included in Appendix [F] and you should refer to that Appendix for the complete terms of the agreement. For each Fund’s particular fee schedule, please refer to Appendix [I].
* * * * * * *
Fees. No Funds will experience increased advisory fees as a result of the Transaction. The annual advisory fees for each Fund under the proposed new investment advisory agreements will be the same as the rate of fees that the Funds currently pay CIM under the existing investment advisory agreements, except the rate of fees payable under the proposed new advisory agreement for the Funds listed below will be reduced as shown:

Global Energy Solutions Fund	Current		0.95%
	Proposed		0.75%
Small Cap Fund	Current		0.70%
	Proposed		0.68%
Equity Portfolio	Current	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50% 0.475% 0.45%
	Proposed	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50% 0.425% 0.375%
Emerging Markets Equity Fund	Current		0.95%
	Proposed		0.88%
High Yield Bond Fund	Current		0.65%
	Proposed		0.48%
Ultra-Short Income Fund	Current	Up to and including $1 billion Over $1 billion	0.30% 0.29%
	Proposed	Up to and including $1 billion Over $1 billion	0.26% 0.25%

The current fee schedule for investment management services for each Fund is set forth in Appendix [I]. The actual fees paid by some Funds are subject to expense limitations to which CIM has agreed. The Funds will be subject to an expense reimbursement agreement with New Calvert pursuant to which the existing expense limitation commitments (“expense caps”) will remain the same or be increased (i.e., a Fund will be subject to lower net expenses) after the consummation of the Transaction. See “Expenses” below.
Investment Management Services. The proposed new investment advisory agreement for your Fund provides that New Calvert shall manage the investment and reinvestment of each Fund’s assets, subject to and in accordance with the investment objectives and policies of each Fund, including any responsible investment principles, and the supervision of the Consolidated Board. In pursuit of the foregoing, New Calvert shall make determinations with respect to the investment of assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same.
Each of the Funds’ current investment advisory agreements contains similar provisions relating to the provision of investment management services.
As described further herein, New Calvert expects to add additional portfolio managers to certain Funds and to replace certain existing portfolio managers. New Calvert may seek to achieve your Fund’s investment objective through principal investment strategies that differ in some respects from the Fund’s current strategies, but New Calvert will continue to manage the Fund pursuant to applicable responsible investment criteria. An overview of expected portfolio manager changes is set forth on Appendix [J].
Pursuant to the existing investment advisory agreements, CIM manages each respective Fund subject to directions from the Board and in accordance with the investment objective, policies, and, where applicable, social screening criteria described in the Fund’s registration statement. CIM has authority to invest Fund assets and take necessary steps to achieve the foregoing, and in doing so will periodically provide reports to the Board regarding the Funds’ investment activities.
Delegation of Responsibilities. The proposed new investment advisory agreement for each Fund expressly provides that New Calvert may, at its own expense and upon approval of the Consolidated Board, employ or terminate one or more sub-advisers, all as permitted by the 1940 Act.
Except with respect to the current investment advisory agreement for Calvert Management Series, which grants broad, discretionary authority to manage Fund assets, the current investment advisory agreements contain similar delegation provisions. The investment advisory agreement between CIM and Calvert Management Series does not contain an express provision granting CIM the right to employ sub-advisors. CIM does not currently employ a sub-adviser to manage assets of Calvert Management Series.
Choice of Law. The proposed new investment advisory agreements include choice of law and forum provisions that provide that the agreements generally shall be governed by Massachusetts law and legal actions relating to the agreement must be brought in Massachusetts state court or the United States District Court for the District of Massachusetts.
The Funds’ current investment advisory agreements do not specifically include choice of law or forum provisions, and provide that the terms of each agreement are to be construed and enforced in accordance with and governed by the laws of the state of Maryland.
Expenses. The proposed new investment advisory agreements require that each Fund pay all expenses other than those expressly assumed by New Calvert, including, among other things, fees paid to the investment adviser pursuant to the investment advisory agreement; legal and audit expenses; fees and expenses related to the registration and qualification of the Fund and distribution of its shares under federal and state securities laws; compensation of the administrator, fees, expenses and disbursements of transfer agents, registrars, custodians, dividend disbursing agents, and shareholder servicing agents for all services to the Fund; compensation and expenses of the Trustees who are not members of New Calvert’s organization; brokerage commissions and other expenses associated with the purchase, holding and sale of portfolio securities and other investments; taxes and interest; all payments to be made and expenses to be assumed by the Fund in connection with the distribution of Fund shares; expenses of preparing, typesetting, printing, and distributing prospectuses of the Trust; insurance expenses; and such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligations of the [Trust] to indemnify its Trustees and officers with respect thereto.
The current investment advisory agreements contain similar provisions. Each current investment advisory agreement requires that CIM bear all of its own expenses related to providing services to the applicable Fund, including the salaries and fees of all CIM employees, excluding any fees related to the Fund’s operation or that CIM has expressly agreed to bear. Among other things, the Funds have agreed to bear fees paid to CIM pursuant to the investment advisory agreements; legal and audit expenses; fees and expenses related to the registration and qualification of the Fund and distribution of its shares; expenses of administrative services agent, transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent; fees and expenses of the Trustees and executive officers of the Fund, other than CIM employees; brokerage commissions and other expenses associated with the purchase and sale of portfolio securities; taxes and corporate fees levied against the Fund; distribution plan expenses permitted by Rule 12b-1 under the 1940 Act approved by the Board; insurance premiums for fidelity bond and other coverage; and other legitimate fund expenses as the Trustees may from time to time deem properly chargeable to the Trust.
If the proposed new investment advisory agreements are approved, the Funds will be subject to an expense reimbursement agreement with New Calvert pursuant to which the existing expense caps will remain the same or be reduced. The expense reimbursement agreement, which is separate from the Proposals in this Proxy Statement and does not require a shareholder vote, would memorialize the Funds’ contractual expense reimbursements as proposed by New Calvert. CIM does not currently have a practice of recouping amounts that have been reimbursed to the Funds; however, under the proposed new expense reimbursement agreement, New Calvert will be permitted to recoup reimbursed amounts from a Fund if, within the same fiscal year as the reimbursement, the Fund’s total expenses fall below the expense reimbursement. Under the expense reimbursement agreements, New Calvert will increase the expense reimbursement amount for certain Funds or classes thereof and maintain the current expense reimbursement amount (if any) for other Funds. Such changes to the expense reimbursements are set forth in Appendix [J].
Term and Termination. If approved by shareholders of your Fund, the proposed new investment advisory agreement will become effective upon its execution and will remain in effect for an initial period of two years and from year to year thereafter, so long as it is specifically by a 1940 Act Majority or by vote of a majority of the Fund’s Trustees and a majority of Trustees who are not interested persons of New Calvert, cast in person at a meeting called for the purpose of voting on such approval, unless terminated under the termination provisions of the investment advisory agreement. The proposed new investment advisory agreement provides that it may be terminated at any time, without penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to New Calvert and by New Calvert upon 60 days’ written notice to the Fund.  In addition, the proposed new investment advisory agreement will terminate automatically by its terms in the event of its assignment. The proposed new investment advisory agreement will, unless terminated as described above, continue until two years from the date of the shareholder meeting and will continue in effect from year to year thereafter so long as its continuance is approved at least annually as described above.

Each Fund’s current investment advisory agreement with CIM has substantially identical term and termination provisions with the proposed new investment advisory agreements. Each of the current investment advisory agreements must be approved annually by a 1940 Act Majority or by a vote of a majority of the Fund’s Trustees and a majority of Trustees who are not interested persons of CIM. Likewise, the agreements may be terminated at any time, without penalty, by the Fund’s applicable Board or by a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to CIM and by CIM upon 60 days’ written notice to the Fund. The current investment advisory agreements will also terminate automatically in the event of their assignment.
Limitation of Liability. Under the proposed new investment advisory agreement, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of New Calvert, New Calvert shall not be subject to liability to the Trust or to any shareholder of a Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. The proposed new investment advisory agreements also provide New Calvert with recourse for a claim to recover a portion of the advisory fee with respect to a particular Fund solely against the assets of that Fund and do not permit the Fund to have recourse against the assets of any other Fund.
Each current investment advisory agreements contain a similar limitation of liability, but are silent with regard to where CIM may recover portions of the advisory fee. The Funds’ current investment advisory agreements contain a limitation of liability provision substantially identical to those of the proposed new investment advisory agreements with New Calvert. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of CIM’s obligation or duties under the investment advisory agreements, CIM shall not be subject to liability to the applicable Fund or shareholders thereof, for any act or omission in the course of providing services under the investment advisory agreement. The investment advisory agreement between CIM and Calvert Variable Products, Inc. limits the liability of CIM’s officers, directors, employees and controlling person, as well as CIM, while the proposed new investment advisory agreement does not provide coverage to such additional persons for New Calvert.
Amendments. The proposed new investment advisory agreement may be amended with respect to a Fund at any time by the parties, subject to approval by the Trust’s Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities.
The current investment advisory agreements have similar provisions for their own amendment. Each current investment advisory agreement, excluding the investment advisory agreement between CIM and Calvert Variable Products, Inc., may be amended at any time by the parties, subject to approval by the Board and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund’s outstanding voting securities. The investment advisory agreement between CIM and Calvert Variable Products, Inc. may be amended by the parties subject to federal regulatory requirements.

APPENDIX H
Investment Advisory Agreement: Dates and Approvals
The following table contains information regarding the date of each Fund’s current investment advisory agreement, the date on which it was last approved by shareholders and the purpose for that submission, as well as, where applicable, action taken (other than renewal) with respect to the current investment advisory contracts by the Board of Trustees since the beginning of each Fund’s last fiscal year. The date on which the continuance of each Fund’s investment advisory contract was last approved by the Board of Trustees was December 8, 2015 for Calvert Impact Fund, Inc., Calvert Responsible Index Series, Inc., Calvert Social Investment Fund, and Calvert World Values Fund, Inc.; and December 9, 2015 for Calvert Management Series, The Calvert Fund, Calvert Variable Series, Inc. and Calvert Variable Products, Inc.

Fund	Date of Current Management Contract	Date Current Management Contract Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Management Contract to Shareholder Vote
Calvert Management Series	March 1, 1999	February 24, 1999	[Original Approval]

The Calvert Fund	March 1, 1999	February 24, 1999	[Original Approval]

Calvert Responsible Index Series, Inc.	June 22, 2000	June 28, 2000*	Original Approval

Calvert Impact Fund, Inc.	October 31, 2000	October 20, 2000	[Original Approval]

Calvert Social Investment Fund	March 1, 1999	February 24, 1999	[Original Approval]

Calvert World Values Fund, Inc.	March 1, 1999	February 24, 1999	[Original Approval]

Calvert Variable Series, Inc.	March 1, 1999	February 24, 1999	[Original Approval]

Calvert Variable Products, Inc.	December 12, 2008	December 5, 2008	[Original Approval]

* Subsequent to this date, the contract was submitted to shareholder vote in connection with the launch of the noted Funds on the following dates: October 30, 2015 (Calvert Developed Markets Ex-U.S. Responsible Index Fund and Calvert U.S. Mid Cap Core Responsible Index Fund) and June 19, 2015 (Calvert U.S. Large Cap Growth Responsible Index Fund and Calvert U.S. Large Cap Value Responsible Index Fund)

APPENDIX I
Investment Advisory Agreements: Fees

Fund	Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Annual Rate at which Advisory Fees were Paid

Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	0.47%	$677,570	0.48%
Calvert Unconstrained Bond Fund	0.47%	$68,615	0.35%

The Calvert Fund
Calvert High Yield Bond Fund	0.77%	$[ ]	[ ]%
Calvert Income Fund	0.52%	$[ ]	[ ]%
Calvert Long-Term Income Fund	0.52%	$[ ]	[ ]%
Calvert Short Duration Income Fund	0.45%	$[ ]	[ ]%
Calvert Ultra-Short Income Fund	0.42%	$[ ]	[ ]%

Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund	0.27%	$[ ]	[ ]%
Calvert U.S. Large Cap Growth Responsible Index Fund	0.27%	$[ ]	[ ]%
Calvert U.S. Large Cap Value Responsible Index Fund	0.27%	$[ ]	[ ]%
Calvert U.S. Mid Cap Core Responsible Index Fund	0.27%	$[ ]	[ ]%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	0.27%	$[ ]	[ ]%

Calvert Impact Fund, Inc.
Calvert Green Bond Fund	0.42%	$[ ]	[ ]%
Calvert Global Energy Solutions Fund	1.07%	$[ ]	[ ]%
Calvert Small Cap Fund	82%	$[ ]	[ ]%
Calvert Global Water Fund**	0.84%	$[ ]	[ ]%

** Effective April 11, 2016, the advisory fee is 0.75% of Calvert Global Water Fund’s average daily assets for the first $250,000,000 and 0.70% of its average daily assets over $250,000,000.

Calvert Social Investment Fund
Calvert Conservative Allocation Fund+	0.12%	$[ ]	[ ]%
Calvert Moderate Allocation Fund+	0.12%	$[ ]	[ ]%
Calvert Aggressive Allocation Fund+	0.12%	$[ ]	[ ]%
Calvert Balanced Portfolio	0.52%	$[ ]	[ ]%

Fund	Management Fee Schedule	Amount of Management Fee Paid in the Most Recent Fiscal Year (after applicable waivers and reimbursements, if any) ($)	Annual Rate at which Advisory Fees were Paid
Calvert Equity Portfolio	0.61%	$[ ]	[ ]%
Calvert Bond Portfolio	0.47%	$[ ]	[ ]%

[+ Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund each pay no investment advisory fee.]

Calvert World Values Fund, Inc.
Calvert International Equity Fund	0.86%	$[ ]	[ ]%
Calvert Capital Accumulation Fund	0.77%	$[ ]	[ ]%
Calvert International Opportunities Fund	0.87%	$[ ]	[ ]%
Calvert Emerging Markets Equity Fund	1.07%	$[ ]	[ ]%

Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	0.53%	$1,422,276	0.41%
Calvert VP SRI Mid Cap Portfolio	0.77%	$345,176	0.65%

Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio	0.37%	$899,065	0.25%
Calvert VP S&P MidCap 400 Index Portfolio	0.42%	$754,052	0.30%
Calvert VP Russell 2000 Small Cap Index Portfolio	0.47%	$546,178	0.35%
Calvert VP EAFE International Index Portfolio	0.68%	$972,444	0.56%
Calvert VP Nasdaq 100 Index Portfolio	0.47%	$311,688	0.35%
Calvert VP Investment Grade Bond Index Portfolio	0.42%	$611,563	0.30%
Calvert VP Volatility Managed Moderate Portfolio	0.54%	$409,132	0.42%
Calvert VP Volatility Managed Moderate Growth Portfolio	0.54%	$216,021	0.42%
Calvert VP Volatility Managed Growth Portfolio	0.54%	$436,166	0.42%

* Under the proposed new investment advisory contract, as described in the proxy statement, New Calvert will be paid an investment advisory fee at an annual rate based on the Fund’s daily net assets. The advisory fee will be payable monthly.

APPENDIX J
Proposed Changes to Expense Reimbursements
Set forth below are the changes to existing expense caps of classes of Funds that would be implemented under the expense reimbursement agreement with New Calvert. The expense caps of any other Funds would remain unchanged if the investment advisory agreements with New Calvert are approved. Pursuant to the terms of the expense reimbursement agreement, the Adviser will reimburse expenses in excess of the expense cap that relate to a Fund’s ordinary operating expenses only, which excludes expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the Adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Calvert International Equity Fund	Class A	Class C	Class Y
Current	1.38%	2.14%	1.13%
Revised	1.33%	2.08%	1.08%

Calvert Global Energy Solutions Fund	Class A	Class C	Class Y	Class I
Current	1.65%	2.40%	1.40%	1.30%
Revised	1.28%	2.03%	1.03%	0.93%

Calvert Short Duration Income Fund	Class A
Current*	1.08%
Revised	0.88%
* Per current prospectus the Fund’s total expense ratio is 0.95%.

Calvert Ultra-Short Income Fund	Class A
Current*	0.89%
Revised	0.77%
* Per the current prospectus the Fund’s total expense ratio is 0.87%.

Calvert Income Fund	Class A
Current*	None
Revised	1.00%
* Per current prospectus the Fund’s total expense ratio is 1.06%.

Calvert Long-Term Income Fund	Class A
Current*	1.25%
Revised	1.00%
* Per the current prospectus the Fund’s total expense ratio is 1.13%.

Calvert International Opportunities Fund	Class C
Current	2.41%
Revised	2.26%

Calvert VP EAFE International Index Portfolio	Class I	Class F
Current	0.95%	1.19%
Revised	0.48%	0.73%

Calvert VP S&P MidCap 400 Index Portfolio	Class I	Class F
Current	0.41%	0.66%
Revised	0.30%	0.55%

Calvert VP Russell 2000 Small Cap Index Portfolio	Class I	Class F
Current	0.53%	0.78%
Revised	0.38%	0.63%

Calvert VP S&P 500 Index Portfolio	Class I
Current	0.40%
Revised	0.28%

Calvert VP Investment Grade Bond Index Portfolio	Class I	Class F
Current	0.46%	0.72%
Revised	0.32%	0.57%

Calvert VP Nasdaq Index Portfolio	Class I	Class F
Current	0.62%	0.87%
Revised	0.48%	0.73%

The following table contains information regarding proposed changes to certain of the Funds’ expense reimbursements.

Fund	Expense Reimbursement	Class A	Class C	Class Y	Class I
Calvert International Equity Fund	Current:	1.38%	2.14%	1.13%	-
	Proposed:	1.33%	2.08%	1.08%	-
Calvert Global Energy Solutions Fund	Current:	1.65%	2.40%	1.40%	1.30%
	Proposed:	1.28%	2.03%	1.03%	0.93%
Calvert Short Duration Income Fund	Current:	1.08%	-	-	-
	Proposed:	0.88%	-	-	-
Calvert Ultra-Short Income Fund	Current:	0.89%	-	-	-
	Proposed:	0.77%	-	-	-
Calvert Income Fund	Current:	None	-	-	-
	Proposed:	1.00%	-	-	-
Calvert Long-Term Income Fund	Current:	1.25%	-	-	-
	Proposed:	1.00%	-	-	-
Calvert International Opportunities Fund	Current:	-	2.41%	-	-
	Proposed:	-	2.26%	-	-

APPENDIX K
Proposed Investment Sub-Advisory Agreements

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective this [ ] day of [ ] is between Eaton Vance Investment Advisors (“Adviser”), a Massachusetts business trust, and [Sub-Adviser Name] a _____________ (the “Sub-Adviser”).

WHEREAS, [Fund Name] (“Fund”), a series of [Corporation/Trust Name] (the “Company”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company; and

WHEREAS, pursuant to an Investment Advisory Agreement dated [Date] (“Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Company has retained the Adviser to render investment advisory services to the Fund (as described more fully below); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund and the Adviser, and the Sub-Adviser is willing to furnish such services to the Fund and the Adviser.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

1.    Appointment. The Adviser hereby appoints the Sub-Adviser to act as the investment sub-adviser for and to manage the investment and reinvestment of that portion of the Fund’s assets that shall be allocated to the Sub-Adviser (“Portfolio”), subject to the supervision of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the period and on the terms set forth in this Agreement.

Subject to the requirements of the 1940 Act, the Adviser has the authority in its discretion to alter the allocation of the Fund’s assets among the Sub-Adviser, the Adviser and any other appointed sub-adviser.

2.    Sub-Adviser Duties. Subject to the supervision of the Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will provide a continuous investment program for the Portfolio and determine, in its discretion and subject to Section 3 of this Agreement, the composition of the assets of the Portfolio, including the determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio. Subject to Section 3 of this Agreement, the Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sale, and reinvestment of the Portfolio’s assets by determining (a) the securities and other investments that shall be purchased, entered into, sold, closed, and/or exchanged for the Portfolio; (b) when these transactions should be executed, and (c) what portion of the assets of the Portfolio should be held in various securities and other investments in which the Fund is permitted to invest. In accordance with the terms of this Agreement, the Sub-Adviser is authorized, in its sole discretion, to buy, sell, and otherwise trade in any of the types of securities and investment instruments in accordance with the investment objectives and policies disclosed in the Company’s Registration Statement for the Fund as filed with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, as from time to time amended (“Registration Statement”).

The Sub-Adviser will provide the services under this Agreement in accordance with the Company’s Articles of Incorporation, By-Laws, and the Fund’s investment objective(s), policies and procedures and restrictions as stated in the Company’s Registration Statement. The Adviser shall provide the Sub-Adviser with copies of the Company’s Articles of Incorporation, By-Laws, and any amendment to the Registration Statement promptly following its filing with the SEC as well as any sticker supplements to the Fund’s prospectus or statement of additional information relevant to the Sub-Adviser or its management of the Fund. Sub-Adviser’s services under this Agreement may also be subject to any other investment parameters for the Fund (including portfolio risk limits) that are mutually agreed to in writing by the Adviser and the Sub-Adviser.

The Sub-Adviser further agrees as follows:

a.    The Sub-Adviser shall perform its duties hereunder in accordance with (i) the 1940 Act and all rules and regulations thereunder, (ii) all other applicable federal and state laws and regulations, (iii) any procedures adopted by the Board and deemed applicable by the Adviser to the Fund (provided that the Sub-Adviser has been or will be provided by the Adviser with a copy of any current or future procedures and has been provided with a reasonable period of time to understand and adapt to such procedures) (“Fund Procedures”), (iv) the provisions of the Fund’s Registration Statement (as described above), and (v) the Sub-Adviser’s operating policies and procedures provided to the Adviser. The Sub-Adviser shall exercise reasonable care in the performance of its duties under the Agreement. With respect to (iii) above, by executing this Agreement, the Sub-Adviser acknowledges that it has received from the Adviser written copies of the current Fund Procedures and has had a reasonable period of time to understand and adapt to such Procedures.

b.    The Sub-Adviser will manage the Portfolio so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (“Code”). The Sub-Adviser shall not be responsible for compliance with Section 851 of the Code with respect to any portions of the Fund that are not part of the Portfolio.

c.     The Sub-Adviser agrees to take appropriate action (which includes voting) with respect to all proxies for the Fund's portfolio investments in a timely manner in accordance with the Fund's Proxy Voting Guidelines (a copy of which has been provided to the Sub-Adviser) to the extent that the Sub-Adviser receives timely notice that the Adviser no longer will be voting proxies for the Fund's portfolio investments. When the Adviser has assumed responsibility for voting proxies for the Fund's portfolio investments pursuant to the Fund’s Proxy Voting Guidelines, the Sub-Adviser agrees to take any and all appropriate actions to facilitate the Adviser's timely receipt of all proxies for the Fund's portfolio investments, which the Adviser, in turn, will vote.

d.    The Sub-Adviser will assist the Company’s Custodian (“Custodian”) and the Adviser in determining or confirming, consistent with the relevant Fund Procedures and as stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Custodian or the Adviser seeks assistance from, or identifies for review by, the Sub-Adviser and otherwise perform such duties as sub-adviser for the Portfolio as are specifically described in such Fund Procedures. The parties acknowledge that the Sub-Adviser is not a custodian of the Company’s assets and will not take possession or custody of such assets.

e.    Following the end of each of the Fund’s fiscal quarters, the Sub-Adviser will assist the Fund’s administrator in its preparation of any reports required by applicable rules and regulations, such as Form N-CSR, Form-NSAR and Form N-Q, to be filed by the Fund as well as any discussion of the Portfolio’s performance required by applicable law. The Sub-Adviser will also provide periodic commentaries regarding the performance of the Portfolio as reasonably requested by the Adviser, which shall be subject to review and approval by the Adviser. The Sub-Adviser also will provide to the Company any certifications relating to the content of any such report, discussion or commentary as required by relevant Fund Procedures or as is otherwise reasonably requested by the Company.

f.    The Sub-Adviser will complete and deliver to the Adviser for each quarter by the 10th calendar day of the following quarter (i) a written compliance checklist in a form provided by the Adviser, (ii) a written investment oversight questionnaire in a form provided by the Adviser, (iii) a risk management and related analytic report in a format agreed to in advance by the Adviser and Sub-Adviser, and (iv) such other reports as may be reasonably requested by the Adviser.

g.    The Sub-Adviser will make available to the Company and the Adviser, promptly upon request, any of the investment records and ledgers for the Portfolio maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the Custodian, portfolio accounting agent or other service providers for the Company) as are necessary to assist the Company and the Adviser in complying with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, as well as other applicable securities laws. The Sub-Adviser will furnish to regulatory authorities, having the requisite authority over the Fund, any information or reports in connection with the Sub-Adviser’s services to the Fund and the Adviser that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

h.    The Sub-Adviser will provide periodic reports to the Board (for consideration at meetings of the Board) on the investment program for the Portfolio and the investments in the Portfolio in a format agreed to in advance by the Adviser and Sub-Adviser and such other special reports as the Board or the Adviser may reasonably request, provided the format of such special reports is agreed to in advance by the Adviser and Sub-Adviser.

i.    The Sub-Adviser will maintain a fidelity bond, as well as insurance for its directors and officers and errors and omissions in an adequate amount based on the Sub-Adviser’s assets under management and the scope of its business.

3.    Application of Responsible Investment Criteria. To the extent provided in the Registration Statement, the Adviser is responsible for providing investment research and decision making to the Fund using its responsible investment principles, which may be amended from time to time with approval of the Board. The Sub-Adviser will buy only those securities permitted by the Fund's investment program and determined by the Adviser to meet the responsible investment criteria and of which the Sub-Adviser has been notified. In the event that the Adviser notifies the Sub-Adviser that a security already in the Portfolio no longer meets the Fund's responsible investment criteria, the Adviser shall instruct the Sub-Adviser as to whether the Sub-Adviser should dispose of the security immediately or at such time as the Sub-Adviser believes would be least detrimental to the Fund. To the extent instructed by the Adviser, the Sub-Adviser shall have no liability for the properly executed disposition of any securities under this sub-paragraph. With respect to this sub-paragraph, the means by which the Adviser shall notify the Sub-Adviser shall be mutually agreed upon by the parties.

4.    Broker-Dealer Selection and Portfolio Transaction Information. The Sub-Adviser is authorized to place all orders for the purchase or sale of portfolio securities and investment instruments permitted by the Fund’s Registration Statement for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser. To that end, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the Custodian as to deliveries of securities and investment instruments and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of orders for the Portfolio, the Sub-Adviser shall follow the relevant Fund Procedures, including the [Policies and Procedures Relating to Brokerage Allocation and Use of Fund Commissions] and shall use its best efforts to seek, on behalf of the Fund, the best overall execution available. The Sub-Adviser will report on brokerage allocation to the Company’s Board periodically indicating the broker-dealers to which such allocations have been made and the basis therefore.

The Sub-Adviser will arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Company.

5.    Disclosure about Sub-Adviser. The Sub-Adviser has received and reviewed the most current amendment to the Registration Statement for the Company relating to the offering of Fund shares that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser and its investment process or personnel, and securities or other investments permitted for investment for the Portfolio, including the risks of such securities or other investments, such Registration Statement, as of the date hereof, contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser agrees to promptly notify the Adviser of any changes to the above referenced information within the Registration Statement that are necessary for the Registration Statement to remain accurate or to ensure that the Registration Statement contains no untrue statement of any material fact or omits to state a material fact that would be necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and regulated by the FCA and will maintain such registration so long as this Agreement remains in effect. The Adviser hereby acknowledges that it has received a copy of the Sub-Adviser’s Form ADV (as filed with the SEC) prior to entering into this Agreement. For the purposes of the rules of the FCA (the “FCA Rules”), the Sub-Adviser has categorized the Adviser as a professional client (as defined in the FCA Rules) and the Sub-Adviser will provide its services hereunder on this basis.

6.    Duties of the Adviser. The Adviser undertakes to provide the Sub-Adviser with reasonable advance written notice of any action taken by the Adviser or the Company’s Board that is likely to have any impact on the Sub-Adviser or its ability to provide services under this Agreement including, without limitation, any change to (i) the Fund’s investment objective, strategies, policies, and restrictions, (ii) the Fund Procedures, or (iii) the Fund’s Registration Statement as it relates to the services provided by the Sub-Adviser to the Fund. The Adviser agrees that, provided it is within its ability, it will allow for a reasonable implementation period for any such action and Sub-Adviser agrees it will make a reasonable effort to implement any such action within such implementation period.

7.    Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its duties under this Agreement, including, but not limited to, rental and overhead expenses, expenses of the Sub-Adviser’s personnel, insurance of the Sub-Adviser and its personnel, research services (except as permitted under the Fund Procedures), and taxes of the Sub-Adviser.

    The Sub-Adviser shall bear all reasonable and properly incurred expenses and costs of the Company (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Company, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

The Sub-Adviser will not be responsible for extraordinary expenses relating to inspections, investigations, inquiries and other actions by regulatory authorities except to the extent that such extraordinary expenses specifically relate to the Sub-Adviser’s services provided to the Portfolio or are the result of the actions or omissions of the Sub-Adviser or any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person of the Sub-Adviser.

The Adviser and the Company shall be responsible for all expenses of the Fund’s and Adviser’s operations including, without limitation, those described in the Advisory Agreement.

8.    Compensation. For the services provided to the Fund, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Company shall have no liability for Sub-Adviser’s fee hereunder.

Any compensation payable under this paragraph shall exclude any assets invested under the Fund’s High Social Impact Investments and/or Special Equities programs.

9.    Materials.

a.    During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, statements of additional information, and sticker supplements relevant to the Sub-Adviser or its management of the Portfolio, as well as proxy statements and reports to shareholders prepared for distribution to shareholders of the Fund, which refer to the Sub-Adviser, prior to the use thereof, and neither the Adviser nor the Company shall use any such materials if the Sub-Adviser reasonably objects in writing within 3 business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to reasonable objections with respect to the accuracy or completeness of the disclosure in such documents or reports.

b.    It is understood that the name [ ] or any derivative thereof or logos associated with such name is the valuable property of the Sub-Adviser and its affiliates and that the Fund or its affiliates have the right to use such name (or derivatives or logos) in offering materials of the Fund and for so long as the Sub-Adviser is a sub-adviser to the Portfolio. Upon termination of this Agreement the Fund shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

c.    It is understood that the name Calvert or any derivative thereof or logos associated with such name is the valuable property of the Adviser and its affiliates and that the Sub-Adviser has the right to use such name (or derivatives or logos) in client lists. Any other use shall require approval in advance from the Adviser. Upon termination of this Agreement the Sub-Adviser shall as soon as is reasonably possible cease to use such name (or derivatives or logos).

10.    Compliance.

a.    As required by Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted written policies and procedures reasonably designed to prevent violation by it, or any of its supervised persons, of the Advisers Act and the rules under the Advisers Act and all other laws and regulations relevant to the performance of its duties under this Agreement (“Sub-Adviser Procedures”). The Sub-Adviser has designated a chief compliance officer (“CCO”) responsible for administering the Sub-Adviser Procedures. The CCO shall provide to the Adviser and/or the Company and their respective CCOs written compliance reports relating to the operations and compliance procedures of the Sub-Adviser as may be required by law or regulation or as are otherwise reasonably requested. The Sub-Adviser agrees to implement other or additional compliance techniques as the Adviser or the Board may reasonably request, including written compliance procedures, provided that doing so would not cause the Sub-Adviser to incur additional significant fees or expenses or otherwise conflict with the Sub-Adviser’s compliance program.

b.    The Sub-Adviser agrees that, if legally permitted, it shall promptly notify (orally or in writing), the Adviser and the Company if the SEC has: commenced an examination of the Sub-Adviser, censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; commenced proceedings or an investigation (formally or informally) that may result in any of these actions; or corresponded with the Sub-Adviser including sending a deficiency letter or raising issues about the business, operations, or practices of the Sub-Adviser, which may have a material impact on the Sub-

Adviser’s ability to manage the Portfolio. The Sub-Adviser further agrees to promptly notify the Adviser and the Company upon detection of any breach of any of the Fund Procedures or material violation of any applicable law or regulation, including the 1940 Act and Subchapter M of the Code, relating to the Portfolio, or upon detection of any violation of the Sub-Adviser Procedures that relate to the Portfolio or Sub-Adviser’s activities as an investment sub-adviser generally. The Sub-Adviser further agrees to promptly notify the Adviser and the Company of any material fact known to the Sub-Adviser relating to the Sub-Adviser that is not contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

c.    The Adviser agrees that it shall promptly notify, if legally permitted, the Sub-Adviser (1) in the event that the SEC has censured the Adviser or the Company with respect to the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Company has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) of any regulatory matter involving the Fund’s investments or investment practices.

d.    The Sub-Adviser will provide the Adviser with such reports, presentations, certifications and other information as the Adviser may reasonably request from time to time concerning the business and operations of the Sub-Adviser in performing services hereunder or generally concerning the Sub-Adviser’s investment advisory services, the Sub-Adviser’s compliance with applicable federal, state and local law and regulations, and other matters that are likely to have a material impact on the Sub-Advisers duties hereunder.

11.    Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s or the Adviser’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

12.    Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement, the Fund or the Company. This Agreement is not binding on the Adviser unless the Sub-Adviser has signed and is subject to a confidentiality and non-use agreement ("Non-Use Agreement") not materially different than the one attached hereto as Exhibit 1. Each party agrees that for a period of two years from the date of termination of the Agreement, it shall not attempt to develop, market or sell any product or strategy which uses or employs any Confidential Information of the other party, as that term is defined in the Non-Use Agreement.

13. Exclusivity. Each Party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of the Agreement, the Sub-Adviser will not provide investment advisory services to any other investment company offered to the public and registered under the 1940 Act (“Registered Fund”) which has the same or a substantially similar investment strategy to that of the Fund and which employs a responsible investment mandate or “social screens”, as such terms are commonly understood. In addition, during the term of this Agreement, the Sub-Adviser will not provide investment advisory services to another Registered Fund, except to the extent that such services are currently being provided, without providing notification to the Adviser.

14.    Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Company shall at all times reserve the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

15.    Liability.

a.    Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls or is a controlling person (“Controlling Person”) of the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser’s duties, or any breach by the Sub-Adviser of its obligations or duties under this Agreement.

b.    The Sub-Adviser agrees that neither the Company nor the Fund shall bear any responsibility or shall be subject to any liability for any damages, expenses, or losses of Sub-Adviser connected with or arising out of its services under this Agreement, except to the extent that such damages, expense or loss (i) was as a result of actions taken or failed to be taken by the Company or the Adviser, (ii) was as a result of the willful misfeasance, bad faith, or gross negligence of the Adviser or any breach or reckless disregard of the Adviser’s obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, (iii) any breach by the Adviser of its obligations or duties under this Agreement or the Advisory Agreement; or (iv) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by the Sub-Adviser to the Adviser.

16.    Indemnification.

a.    The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act is a Controlling Person the Sub-Adviser (the Sub-Adviser and all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser’s responsibilities as Adviser to the Fund which (i) may be based upon the Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Adviser’s reckless disregard of its obligations and duties to the Fund and its shareholders under the federal securities laws or the Code, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statements of additional information, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by a Sub-Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

b.    Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and any Controlling Person of the Adviser (the Adviser and all of such persons being referred to as “Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Portfolio which (i) may be based upon the Sub-Adviser’s gross negligence, willful misfeasance, or bad faith in the performance of its duties, or by reason of the Sub-Adviser’s reckless disregard of its obligations or duties under this Agreement, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund’s Registration Statement, prospectus or statement of additional information, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished by an Adviser Indemnified Person to the Adviser or the Company or to any affiliated person of the Adviser; provided however, that in no case shall the indemnity in favor of the Adviser Indemnified Person be deemed to protect such person against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations or duties under this Agreement.

c.    The Adviser shall not be liable under Paragraph (a) of this Section 16 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Sub-Adviser Indemnified Person. If the Adviser assumes the defense of any such action and the selection of counsel by the Adviser to represent the Adviser and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Adviser will, at its own expense, assume the defense with counsel to the Adviser and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Adviser and to the Sub-Adviser Indemnified Person. The Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

d.    The Sub-Adviser shall not be liable under Paragraph (b) of this Section 16 with respect to any claim made against an Adviser Indemnified Person unless such Adviser Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Adviser Indemnified Person (or after such Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Adviser Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Adviser Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Adviser Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Adviser Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Adviser Indemnified Person, adequately represent the interests of the Adviser Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Adviser Indemnified Person, which counsel shall be reasonably satisfactory to the Sub-Adviser and to the Adviser Indemnified Person. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Adviser Indemnified Person.

17.    Duration and Termination.

a.    This Agreement shall become effective on the date first stated above, subject to the condition that the Company’s Board, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Sub-Adviser, shall have approved this Agreement in the manner required by the 1940 Act. Unless terminated as provided herein, this Agreement shall remain in full force and effect through and including the second anniversary of the execution of this Agreement and shall continue in full force and affect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually by (a) the Board, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, and (b) the vote of a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.

b.    Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Company provided, however, that the Adviser may terminate this Agreement immediately without penalty in the event Sub-Adviser is unable to adopt compliance techniques, in accordance with the terms of Section 10.a. of this Agreement or violates the Non-Use Agreement; (b) at any time without payment of any penalty by the Company, by the Company’s Board or a majority of the outstanding voting securities of the Company, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, or (c) by the Sub-Adviser upon 60 days prior written notice, provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Company, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Company.

c.    In the event of termination for any reason, all records of the Company shall promptly be returned to the Adviser or the Company, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 12, 14, 15, 16, 18 and 21 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect as provided in Section 7.

d.    Upon termination of this Agreement: (a) the duties of the Adviser delegated to the Sub-Adviser under this Agreement shall automatically revert to the Adviser or a successor sub-adviser; and (b) both parties agree to use reasonable efforts to jointly issue public statements (other than those public statements required by law to be delivered by a single party) regarding the termination of the Agreement.

18.    Notices. Any notice must be in writing and shall be sufficiently given (a) when delivered in person, (b) when dispatched by electronic mail or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (c) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (d) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        If to the Company:

[INSERT NAME AND ADDRESS]

If to the Adviser:

[INSERT NAME AND ADDRESS]

If to the Sub-Adviser:

[INSERT NAME AND ADDRESS]

19.    Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved as required by applicable law. The Sub-Adviser shall furnish to the Board such information as may be reasonably necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant Section 17 or this Section 19 of this Agreement.

20.    No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except as described in Section 21(b) of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any shareholder or person other than the Adviser or the Fund(s) in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative or other rights against the Adviser or Sub-Adviser or (ii) create or give rise to any duty or obligation on the part of the Adviser or Sub-Adviser (including without limitation any fiduciary duty) to any shareholder or person other than a Fund, all of which rights, benefits, duties and obligations are hereby expressly excluded.

21.    Miscellaneous.

a.    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. Any legal action or proceeding with respect to this Agreement or the services provided hereunder or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the state courts of the Commonwealth of Massachusetts or the United States District Court for the District of Massachusetts and each party hereto submits with regard to any action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each party hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

b.    The Adviser and the Sub-Adviser acknowledge that the Company enjoys the rights of a third-party beneficiary under this Agreement, and the Adviser acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

c.    The Sub-Adviser expressly acknowledges the provision in the Declaration of Trust of the Adviser (which is on file with the Secretary of the Commonwealth of Massachusetts) limiting the personal liability of the Trustee, officers, employees and agents of the Adviser, and the Sub-Adviser hereby agrees that it shall have recourse to the Adviser for payment of claims or obligations as between the Adviser and the Sub-Adviser arising out of this Agreement and shall not seek satisfaction from the Trustee or any officer, employee or agent of the Adviser.

d.    The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

e.    To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party.

f.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

g.    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Adviser, or constituting the Adviser as an agent or co-partner of the Sub-Adviser.

h.    This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

Annual Investment Sub-Advisory Fee

For the services rendered under this Agreement, the fee payable to the Sub-Adviser shall be [ ] of the Portfolio’s average daily net assets annually as determined in accordance with the Fund’s Valuation Procedures. The Portfolio’s daily net assets shall be computed in accordance with the Company’s governing documents, and any applicable procedures, votes and determinations of the Board of the Company.
[please see next page for the proposed sub-advisory fees]

The Adviser may agree to limit the total annual operating expenses of the Fund. The amount of any such subsidy (including subsidy amounts attributable to a seed investment in the Fund by the Adviser or Sub-Adviser) will be borne in proportion to the Fund’s investment advisory fee and sub-advisory fee earned by the Adviser and the Sub-Adviser, respectively, or in such other proportion as may be agreed upon in writing by the Adviser and the Sub-Adviser. The Adviser shall give the Sub-Adviser reasonable advance notice before any such subsidy is agreed.

Proposed Sub-Advisory Fees

Fund	Sub-Adviser	Proposed Sub-Advisory Fee
Calvert Emerging Markets Equity Fund*	Hermes		0.65%
Calvert International Opportunities Fund*	EVMI		0.338%
Calvert VP S&P 500 Index Portfolio Calvert VP S&P MidCap 400 Index Portfolio Calvert VP Russell 2000 Small Cap Index Portfolio Calvert VP Nasdaq 100 Index Portfolio Calvert VP Investment Grade Bond Index Portfolio Calvert VP Volatility Managed Moderate Portfolio Calvert VP Volatility Managed Moderate Growth Portfolio Calvert VP Volatility Managed Growth Portfolio	Ameritas		0.05%
Calvert VP Volatility Managed Moderate Portfolio Calvert VP Volatility Managed Moderate Growth Portfolio Calvert VP Volatility Managed Growth Portfolio	Milliman		0.20%
Calvert Equity Portfolio*	Atlanta Capital	Up to and including $2.5 billion	0.21%
		Over $2.5 billion	0.20%
Calvert International Equity Fund*	EVMI	Up to and including $250 million	0.254%
		Over $250 million up to and including $500 million	0.246%
		Over $500 million	0.229%
* Per the compensation section of the applicable Sub-Advisory Agreement, the Fee excludes any assets invested in the Fund’s High Social Impact Investments and/or Special Equities Program.

Exhibit 1
FORM OF CONFIDENTIALITY AND NON-USE AGREEMENT

THIS AGREEMENT is entered into this ___ day of ____, by and between [New Calvert] ______________, a Massachusetts business trust (hereinafter “Calvert”), and ____ (hereinafter “Sub-Adviser”) (each a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, Calvert is the investment adviser to ______ (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Calvert has retained the Sub-Adviser to furnish it with certain investment advisory services in connection with Calvert's investment advisory activities on behalf of _______, each a series of the Company (each a “Fund”), and any additional series thereof; and

WHEREAS, Calvert has developed certain confidential and proprietary information, technology and materials relating to the management of the Fund that may be shared with the Sub-Adviser;

WHEREAS, Sub-Adviser is prepared to provide assurances to Calvert regarding the protection of such confidential and proprietary information of Calvert.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE 1. DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1    “Confidential Information” shall mean any information relating to the Fund, including, but not limited to: (i) investment advice, (ii) social screening analysis provided to the Sub-Adviser by the Adviser, (iii) lists of approved securities for the Fund provided to the Sub-Adviser by the Adviser, (iv) written materials including promotional materials relating to the Fund, (v) the Fund’s portfolio holdings information, (vi) Fund shareholder information (including any personal information of any person subject to the privacy provisions of, and applicable rules promulgated under, the Gramm-Leach-Bliley Act, as amended, including Regulation S-P), and (vii) arrangements for the distribution of the Fund, whether visually observed by Sub-Adviser or otherwise disclosed by Calvert to Sub-Adviser.

1.2     “Purpose” shall mean Sub-Adviser’s activities pursuant to the Investment Sub-Advisory Agreement between Calvert and Sub-Adviser dated ________ (the “Sub-Advisory Agreement”).

ARTICLE 2. CONFIDENTIALITY AND NON-USE

2.1    Sub-Adviser agrees that it shall only utilize the Confidential Information for the Purpose, and only until Calvert notifies Sub-Adviser in writing to cease all use of the Confidential Information and return the same to Calvert. Sub-Adviser shall not disclose any Confidential Information to any affiliate or third-party unless the Sub-Adviser has entered into a written confidentiality agreement with such affiliate or third-party providing for the non-disclosure of such non-public information.

2.2    Sub-Adviser agrees to use its best efforts (being not less than those employed to protect its own proprietary and/or confidential information) to safeguard the Confidential Information and to prevent the unauthorized, negligent or inadvertent use or disclosure thereof. Sub-Adviser shall promptly notify Calvert in writing of any unauthorized, negligent, or inadvertent use or disclosure of any Confidential Information or any other use that is not compliant with the terms of this Agreement.

2.3    The Sub-Adviser shall not disclose or disseminate non-public information regarding the portfolio holdings of the Fund, including a list of portfolio securities identified as being held by the Fund, which it receives or has access to in the course of performing its duties under the Sub-Advisory Agreement except as may be permitted by relevant Fund Procedures as described in the Sub-Advisory Agreement. The Sub-Adviser shall not use its knowledge of non-public information regarding the Fund as a basis to place or recommend any securities transactions for its own benefit, or the benefit or one or more of its clients, to the detriment of the Fund.

2.4    The attendance at any discussion, meeting or presentation of any Confidential Information by any employees of Sub-Adviser shall be limited to those employees whose duties justify their need to be present or to know such information and then only on the basis of a clear understanding by such employees of their obligation to maintain the confidentiality of such information and to restrict the use thereof solely for the Purpose.

2.5    Sub-Adviser shall not, directly or indirectly, copy or use any Confidential Information other than for the Purpose.

2.6    Sub-Adviser shall not develop or attempt to develop, market or sell any product, based on the Confidential Information.

2.7    Sub-Adviser agrees that all rights in and to the Confidential Information, whether under patent, trademark, copyright or any application thereof, trade secret, know-how, or other proprietary rights, belong to Calvert and that no licenses relating to the foregoing or to the Confidential Information are granted under this Agreement.

2.8    Sub-Adviser acknowledges that Confidential Information supplied by Calvert in or reduced to written or other tangible form is the property of Calvert and, upon written request, shall no longer be used by Sub-Adviser, and be promptly returned to Calvert together with all reproductions thereof, in any form, which Sub-Adviser may have in its possession or under its control.

2.9    The obligations of Sub-Adviser under this Agreement shall not apply to any information which:

2.9.1    is or becomes generally publicly available, as evidenced by published material, through no action or failure to take action by Sub-Adviser;

2.9.2    becomes available to Sub-Adviser from a third party which received such information on an unrestricted basis; or

2.9.3    is already known by Sub-Adviser prior to receipt from Calvert as can be shown by the written records of Sub-Adviser.

2.10 Sub-Adviser shall not remove any proprietary notice from any Confidential Information.

2.11    Sub-Adviser agrees that Calvert would be irreparably harmed by a violation of this Agreement and that monetary damages for such breach would not be readily calculable and that Calvert would not have an adequate remedy at law therefor and Sub-Adviser acknowledges, consents and agrees (i) that this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflict of laws thereof, and (ii) Calvert shall be entitled to equitable relief, including injunctive relief and/or specific performance, in the event of any actual, threatened or likely breach of this Agreement, in addition to all other remedies available to Calvert at law or in equity.

ARTICLE 3. NON-SOLICITATION

3.1    During the period beginning on the effective date of the Sub-Advisory Agreement and ending six months after the termination of the Sub-Advisory Agreement, each Party will not solicit for employment or employ, directly or indirectly, any person who serves as a director, officer or employee of the other Party or its affiliates. For purposes of this Article 3, the use of non-targeted employment advertisements or non-targeted independent search consultants shall not be deemed to be a direct or indirect solicitation for employment and employment of a party’s or its affiliates’ directors, officer, or employees resulting from such a non-targeted search shall not violate this Article.
ARTICLE 4. MISCELLANEOUS

4.1    Calvert hereby expressly disclaims any and all warranties, express or implied, arising from or relating to the demonstration, operation, use or implementation of the Confidential Information and under no circumstances will Calvert be liable hereunder for damages, whether direct, special, incidental, or consequential, including without limitation, lost profits or loss resulting from business interruption, and whether in tort, negligence, contract or otherwise.

4.2    This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives; provided that, neither this Agreement nor any of Sub-Adviser's rights, privileges, duties or obligations under this Agreement may be assigned, sublicensed, sold, mortgaged, pledged or otherwise transferred or encumbered by Sub-Adviser.

4.3    No waiver by Calvert of any breach of this Agreement will constitute a waiver of any other breach of the same or other provisions of the Agreement. No waiver by Calvert is valid unless made in writing and signed by both Sub-Adviser and Calvert.

4.4     If any provision in this Agreement is invalid or unenforceable in any circumstances, its application in any other circumstances and the remaining provisions of this Agreement will not be affected thereby.

4.5    This Agreement constitutes the entire agreement and understanding of the Parties relating to the subject matter hereof and no representation, condition, understanding or agreement of any kind, oral or written, will be binding upon the Parties unless expressly set forth herein.

4.6    This Agreement shall terminate upon the termination of the Sub-Advisory Agreement except that the obligations hereunder relating to Confidential Information shall not terminate so long as the Sub-Adviser retains access to such information.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first above written.

[New Calvert]

By: ____________________________________

Name and Title: ____________________________

[Sub-Adviser]

By: ____________________________________

Name and Title: ____________________________

APPENDIX [Y4]
Investment Sub-Advisory Agreement: Dates and Approvals
The following table contains information regarding the date of each Fund’s current investment sub-advisory agreement, the date on which it was last approved by shareholders and the purpose for that submission, as well as, where applicable, action taken (other than renewal) with respect to the current investment sub-advisory contracts by the Board of Trustees since the beginning of each Fund’s last fiscal year.

Fund	Current Sub-Adviser	Date of Current Sub-Advisory Contract	Date of Last Vote to Continue Sub-Advisory Contract	Date Current Sub-Advisory Contract Last Submitted to Shareholder Vote	Purpose of Last Submission of Current Sub-Advisory Contract to Shareholder Vote
Calvert Equity Portfolio	Atlanta Capital	[ ]	[ ]	[ ]	[ ]

Calvert International Opportunities Fund	Trilogy Global Advisors Advisory Research	[ ] [ ]	[ ] [ ]	[ ] [ ]	[ ] [ ]

Calvert Emerging Markets Equity Fund	Hermes Investment Management	[ ]	[ ]	[ ]	[ ]

Calvert VP EAFE International Index Portfolio	World Asset Management	[ ]	[ ]	[ ]	[ ]

Calvert VP S&P 500 Index Portfolio	Ameritas Investment Partners	[ ]	[ ]	[ ]	[ ]

Calvert VP S&P MidCap 400 Index Portfolio	Ameritas Investment Partners	[ ]	[ ]	[ ]	[ ]

Calvert VP Nasdaq 100 Index Portfolio	Ameritas Investment Partners	[ ]	[ ]	[ ]	[ ]

Calvert VP Investment Grade Bond Index Portfolio	Ameritas Investment Partners	[ ]	[ ]	[ ]	[ ]

Calvert VP Volatility Managed Moderate Portfolio	Ameritas Investment Partners Milliman Financial Risk Mgmt.	[ ] [ ]	[ ] [ ]	[ ] [ ]	[ ] [ ]

Calvert VP Volatility Managed Moderate Growth Portfolio	Ameritas Investment Partners Milliman Financial Risk Mgmt.	[ ] [ ]	[ ] [ ]	[ ] [ ]	[ ] [ ]

Calvert VP Volatility Managed Growth Portfolio	Ameritas Investment Partners Milliman Financial Risk Mgmt.	[ ] [ ]	[ ] [ ]	[ ] [ ]	[ ] [ ]

APPENDIX L
Form of New 12b-1 Distribution Plans

FORM OF MASTER DISTRIBUTION PLAN

For Class A Shares

WHEREAS, each registered investment company listed on Schedule A (each a “Company” and together, the “Companies”) engages in business as an open-end management investment company with multiple series of shares as listed on Schedule A hereof (each a “Fund” and together, the “Funds”), and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Company currently employs Eaton Vance Distributors, Inc. to act as Principal Underwriter (as defined in the 1940 Act) of the Fund, and the Principal Underwriter has entered into selling agreements with financial intermediaries and other third parties (“financial intermediaries”) to distribute Fund shares;

WHEREAS, certain Funds identified on Schedule A offer shares designated as Class A (referred to herein as the “Class”) and each Company desires to adopt a single Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that provides for the payment of an annual distribution and service fee by each Fund from the assets of such Class;

WHEREAS, the Board of Directors or Trustees of each Company (the “Board” and such Trustees or Directors, “Board Members”) has determined that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of Class shares of each such Fund;

NOW, THEREFORE, each Company hereby adopts the Plan on behalf of each Fund with respect to its Class shares in accordance with Rule 12b-1 under the 1940 Act and containing the following terms and conditions:

1.    Each Fund shall pay to the Principal Underwriter a monthly distribution and service fee from the assets of the Class in an amount that shall not exceed the amount set forth on Schedule A for any fiscal year. All fees payable under the Plan will be paid in consideration for (i) the distribution services and facilities to be furnished to the Fund by the Principal Underwriter and (ii) in consideration of any personal and/or account maintenance services provided to Class shareholders. The Principal Underwriter may use the payments received pursuant to this Paragraph to compensate financial intermediaries to encourage the distribution of Class shares as it considers appropriate, and to make service fee payments to financial intermediaries in connection with the provision of personal services and/or the maintenance of shareholder accounts.

2.    Appropriate adjustment of payments made pursuant to Section 1 of the Plan shall be made whenever necessary to ensure that no such payment shall cause a Fund to exceed the applicable maximum cap imposed on sales charges attributable to the Class by Financial Industry Regulatory Authority (“FINRA”) Rule 2341(d) (“Fee Cap”).

3.     The Plan shall not take effect until after it has been approved by both a majority of (i) those Board Members who are not “interested persons” of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or any agreements related to it (the “Rule 12b-1 Board Members”), (ii) all of the Board Members then in office, cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and (iii) if adopted after any public offering of the Company’s voting securities or the sale of such securities, the outstanding voting securities of such Company.

4.     Any agreements between a Company on behalf of a Fund and any person relating to the Plan shall be in writing and shall not take effect until approved in the manner provided for approval of the Plan by Board Members in Section 3.

5.    The Plan shall continue in effect with respect to the Class for so long as such continuance is specifically approved at least annually in the manner provided for Board Member approval of the Plan in Section 3.

6.    The persons authorized to direct the disposition of monies paid or payable by the Company pursuant to the Plan or any related agreement shall be the President or any Vice President or the Secretary or Treasurer of the Company. Such persons shall provide to the Board Members and the Board Members shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

7.    The Plan may be terminated as to any Fund with respect to its Class A shares at any time by vote of a majority of the Rule 12b-1 Board Members, or by vote of a majority of the outstanding voting securities of the Class.

8.    The Plan may not be amended to increase materially the payments to be made by the Fund from the assets of the Class as provided herein unless such amendment, if required by law, is approved by a vote of at least a majority of the outstanding voting securities of the Class. In addition, all material amendments to the Plan shall be approved in the manner provided for in Section 3. Additional Funds may adopt the Plan upon approval by the Board Members in the manner provided for in Section 3 and amendment of Schedule A.

9.    While the Plan is in effect, the selection and nomination of the Rule 12b-1 Board Members shall be committed to the discretion of the Rule 12b-1 Board Members.

10.    The Company shall preserve copies of the Plan and any related agreements made by the Company and all reports made pursuant to Section 6, for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

11.    Any obligations assumed by the Fund with respect to the Class pursuant to the Plan (and consistent with the limitation of shareholder, officer and Board liability as set forth in certain Company governing documents) shall be limited in all cases to the assets of such Class and no person shall seek satisfaction thereof from the shareholders of other classes of the Fund or officers or Board Members or any other class or series of the Company.

12.    When used in the Plan, the term “service fees” shall have the same meaning as such term has in FINRA Rule 2341(d). When used in the Plan, the term “vote of a majority of the outstanding voting securities of the Class” shall mean the vote of the lesser of (a) 67 per centum or more of the Class shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding Class shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Class shares of the Fund.

13.    If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or regulation of the Securities and Exchange Commission or otherwise, the remainder of the Plan shall not be affected thereby.

Adopted _________, 2016

* * *

	Classes
	A	C(1)	F	I	R (1)	Y
Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	0.25%	0.75/0.25%	N/A	None	NA	None
Calvert Unconstrained Bond Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
The Calvert Fund
Calvert Income Fund	0.25%	0.75/0.25%	N/A	None	0.50/0.25%(2)	None
Calvert Short Duration Income Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Long-Term Income Fund	0.25%	N/A	N/A	None	N/A	N/A
Calvert Ultra-Short Income Fund	0.25%	N/A	N/A	None	N/A	None
Calvert High Yield Bond Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert U.S. Large Cap Growth Responsible Index Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert U.S. Large Cap Value Responsible Index Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert U.S. Mid Cap Core Responsible Index Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Developed Markets Ex-U.S. Responsible Index Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Impact Fund, Inc.
Calvert Small Cap Fund	0.25%	0.75/0.25%	N/A	None	NA	None
Calvert Global Energy Solutions Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Global Water Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Green Bond Fund	0.25%	N/A	N/A	None	N/A	None
Calvert Social Investment Fund
Calvert Balanced Portfolio	0.25%(3)	0.75/0.25%	N/A	None	N/A	None
Calvert Bond Portfolio	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Equity Portfolio	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Conservative Allocation Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Moderate Allocation Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Aggressive Allocation Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert World Values Fund, Inc.

	Classes
Calvert International Equity Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Capital Accumulation Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert International Opportunities Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Emerging Markets Equity Fund	0.25%	0.75/0.25%	N/A	None	N/A	None
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	N/A	N/A	0.25%	None	N/A	N/A
Calvert VP SRI Mid Cap Growth Portfolio	N/A	N/A	N/A	None(4)	N/A	N/A
Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio	N/A	N/A	N/A	None(4)	N/A	N/A
Calvert VP S&P MidCap 400 Index Portfolio	N/A	N/A	0.25%(5)	None	N/A	N/A
Calvert VP Russell 2000 Small Cap Index Portfolio	N/A	N/A	0.25%(5)	None	N/A	N/A
Calvert VP EAFE International Index Portfolio	N/A	N/A	0.25%(5)	None	N/A	N/A
Calvert VP Nasdaq 100 Index Portfolio	N/A	N/A	0.25%	None	N/A	N/A
Calvert VP Investment Grade Bond Index Portfolio	N/A	N/A	0.25%	None	N/A	N/A
Calvert VP Volatility Managed Moderate Portfolio	N/A	N/A	0.25%	N/A	N/A	N/A
Calvert VP Volatility Managed Moderate Growth Portfolio	N/A	N/A	0.25%	N/A	N/A	N/A
Calvert VP Volatility Managed Growth Portfolio	N/A	N/A	0.25%	N/A	N/A	N/A

(1)	Includes distribution and service fees.

(2)	The Master Distribution Plan for R Shares authorizes distribution fees of up to 0.50% annually. The Board of Trustees has authorized distribution fees of 0.25% annually.

(3)	For Calvert Balanced Portfolio, the fee is applied on assets under management (AUM) over $30 million.

(4)	Portfolio only offers one unnamed class of shares.

(5)
The Master Distribution Plan for Calvert Variable Products, Inc. authorizes distribution and service fees of up to 0.25% annually. The Board of Directors has authorized distribution fees of 0.20% annually for these Funds.

FORM OF MASTER DISTRIBUTION PLAN

For Class C Shares

WHEREAS, each registered investment company listed on Schedule A (each a “Company” and together, the “Companies”) engages in business as an open-end management investment company with multiple series of shares as listed on Schedule A hereof (each a “Fund” and together, the “Funds”), and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Company currently employs Eaton Vance Distributors, Inc. to act as Principal Underwriter (as defined in the 1940 Act) of the Fund, and the Principal Underwriter has entered into selling agreements with financial intermediaries and other third parties (“financial intermediaries”) to distribute Fund shares;

WHEREAS, certain Funds identified on Schedule A offer shares designated as Class C (referred to herein as the “Class”) and each Company desires to adopt a single Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that provides for the payment of sales commissions, annual distribution fees and service fees by each Fund from the assets of the Class;

WHEREAS, the Board of Directors or Trustees of each Company (the “Board” and such Trustees or Directors, “Board Members”) has determined that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of Class shares of each such Fund;

NOW, THEREFORE, each Company hereby adopts the Plan on behalf of each Fund with respect to its Class shares in accordance with Rule 12b-1 under the Act and containing the following terms and conditions:

1.    Each Fund shall pay to the Principal Underwriter a monthly distribution fee from the assets of the Class in an amount that shall not exceed the amount set forth on Schedule A for any fiscal year. Such fee is being paid in consideration for the distribution services and facilities to be furnished to the Fund by the Principal Underwriter. The Principal Underwriter may use the payments received pursuant to this Paragraph to compensate financial intermediaries to encourage the distribution of Class shares as it considers appropriate.

2.    Appropriate adjustment of payments made pursuant to Section 1 of the Plan shall be made whenever necessary to ensure that no such payment shall cause a Fund to exceed the applicable maximum cap imposed on sales charges attributable to the Class by Financial Industry Regulatory Authority (“FINRA”) Rule 2341(d) or such other maximum cap set forth on Schedule A (the “Fee Cap”).

3.    In addition to the payments of distribution fees to the Principal Underwriter provided for in Section 1, each Fund shall pay from assets attributable to the Class a monthly service fee to the Principal Underwriter. Such service fee shall be in an amount not to exceed the amount set forth on Schedule A for any fiscal year. All service fees are being paid to the Principal Underwriter hereunder in consideration for the personal and/or account maintenance services furnished by the Principal Underwriter to the Class and for the payment of service fees by the Principal Underwriter to financial intermediaries in connection with the provision of personal services and/or the maintenance of shareholder accounts.

4.    The Principal Underwriter shall be entitled to receive all contingent deferred sales charges paid or payable on redemption of shares of the Class, provided that no such sales charge shall be paid to the Principal Underwriter which would cause the Fund to exceed the Fee Cap with respect to the Class.

5.    The Plan shall not take effect until after it has been approved by both a majority of (i) those Board Members who are not “interested persons” of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or any agreements related to it (the “Rule 12b-1 Board Members”), (ii) all of the Board Members then in office, cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and (iii) if adopted after any public offering of the Company’s voting securities or the sale of such securities, the outstanding voting securities of such Company.

6.     Any agreements between a Company on behalf of a Fund and any person relating to the Plan shall be in writing and shall not take effect until approved in the manner provided for approval of the Plan by Board Members in Section 5.

7.    The Plan shall continue in effect with respect to the Class C for so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan by Board Members in Section 5.

8.    The persons authorized to direct the disposition of monies paid or payable by the Company pursuant to the Plan or any related agreement shall be the President or any Vice President or the Secretary or Treasurer of the Company. Such persons shall provide to the Board Members and the Board Members shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

9.    The Plan may be terminated as to any Fund with respect to its Class shares at any time by vote of a majority of the Rule 12b-1 Board Members, or by vote of a majority of the outstanding voting securities of the Class. The Principal Underwriter shall be entitled to receive all contingent deferred sales charges paid or payable in connection with a redemption of Class shares on any day subsequent to termination of the Plan, provided such payment would not cause the Fund to exceed the Fee Cap.

10.    The Plan may not be amended to increase materially the payments to be made by the Fund from the assets of the Class as provided herein unless such amendment, if required by law, is approved by a vote of at least a majority of the outstanding voting securities of the Class. In addition, all material amendments to the Plan shall be approved in the manner provided for in Section 5. Additional Funds may adopt the Plan upon approval by the Board Members in the manner provided for in Section 5 and amendment of Schedule A.

11.    While the Plan is in effect, the selection and nomination of the Rule 12b-1 Board Members shall be committed to the discretion of the Rule 12b-1 Board Members.

12.    The Company shall preserve copies of the Plan and any related agreements made by the Company and all reports made pursuant to Section 8, for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

13.    Any obligations assumed by the Fund with respect to the Class pursuant to the Plan (and consistent with the limitation of shareholder, officer and Board liability as set forth in certain Company governing documents) shall be limited in all cases to the assets of such Class and no person shall seek satisfaction thereof from the shareholders of other classes of the Fund or officers or Board Members or any other class or series of the Company.

14.    When used in the Plan, the term “service fees” shall have the same meaning as such term has in FINRA Rule 2341(d). When used in the Plan, the term “vote of a majority of the outstanding voting securities of the Class” shall mean the vote of the lesser of (a) 67 per centum or more of the Class shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding Class shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Class shares of the Fund.

15.    If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or regulation of the Securities and Exchange Commission or otherwise, the remainder of the Plan shall not be affected thereby.

Adopted _____, 2016

*    *    *

SCHEDULE A

[See Schedule A attached to the Form of Master Distribution Plan for Class A Shares]

FORM OF MASTER DISTRIBUTION PLAN

For Class R Shares

WHEREAS, each registered investment company listed on Schedule A (each a “Company” and together, the “Companies”) engages in business as an open-end management investment company with multiple series of shares as listed on Schedule A hereof (each a “Fund” and together, the “Funds”), and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Company currently employs Eaton Vance Distributors, Inc. to act as Principal Underwriter (as defined in the 1940 Act) of the Fund, and the Principal Underwriter has entered into selling agreements with financial intermediaries and other third parties (“financial intermediaries”) to distribute Fund shares;

WHEREAS, certain Funds identified on Schedule A offer shares designated as Class R (referred to herein as the “Class”) and each Company desires to adopt a single Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that provides for the payment of annual distribution fees and service fees by each Fund from the assets of the Class;

WHEREAS, the Board of Directors or Trustees of each Company (the “Board” and such Trustees or Directors, “Board Members”) has determined that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of Class shares of each such Fund;

NOW, THEREFORE, each Company hereby adopts the Plan on behalf of each Fund with respect to its Class shares in accordance with Rule 12b-1 under the 1940 Act and containing the following terms and conditions:

1.    Each Fund shall pay to the Principal Underwriter a monthly distribution fee from the assets of the Class in an amount that shall not exceed the amount set forth on Schedule A for any fiscal year. Such fee is being paid in consideration for the distribution services and facilities to be furnished to the Fund by the Principal Underwriter. The Principal Underwriter may use the payments received pursuant to this Paragraph to compensate financial intermediaries to encourage the distribution of Class shares as it considers appropriate.

2.    Appropriate adjustment of payments made pursuant to Section 1 of the Plan shall be made whenever necessary to ensure that no such payment shall cause a Fund to exceed the applicable maximum cap imposed on sales charges attributable to the Class by Financial Industry Regulatory Authority (“FINRA”) Rule 2341(d) (the “Fee Cap”).

3.    In addition to the payments of distribution fees to the Principal Underwriter provided for in Section 1, each Fund shall pay from assets attributable to the Class a monthly service fee to the Principal Underwriter. Such service fee shall be in an amount not to exceed the amount set forth on Schedule A for any fiscal year. All service fees are being paid to the Principal Underwriter hereunder in consideration for the personal and/or account maintenance services furnished by the Principal Underwriter to the Class and for the payment of service fees by the Principal Underwriter to financial intermediaries in connection with the provision of personal services and/or the maintenance of shareholder accounts.

4.     The Plan shall not take effect until after it has been approved by both a majority of (i) those Board Members who are not “interested persons” of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or any agreements related to it (the “Rule 12b-1 Board Members”), (ii) all of the Board Members then in office, cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and (iii) if adopted after any public offering of the Company’s voting securities or the sale of such securities, the outstanding voting securities of such Company.

5.     Any agreements between a Company on behalf of a Fund and any person relating to the Plan shall be in writing and shall not take effect until approved in the manner provided for approval of the Plan by Board Members in Section 3.

6.    The Plan shall continue in effect with respect to the Class for so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan by Board Members in Section 3.

7.    The persons authorized to direct the disposition of monies paid or payable by the Company pursuant to the Plan or any related agreement shall be the President or any Vice President or the Secretary or Treasurer of the Company. Such persons shall provide to the Board Members and the Board Members shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

8.    The Plan may be terminated as to any Fund with respect to its Class R shares at any time by vote of a majority of the Rule 12b-1 Board Members, or by vote of a majority of the outstanding voting securities of the Class.

9.    The Plan may not be amended to increase materially the payments to be made by the Fund from the assets of the Class as provided herein unless such amendment, if required by law, is approved by a vote of at least a majority of the outstanding voting securities of the Class. In addition, all material amendments to the Plan shall be approved in the manner provided for in Section 3. Additional Funds may adopt the Plan upon approval by the Board Members in the manner provided for in Section 3 and amendment of Schedule A.

10.    While the Plan is in effect, the selection and nomination of the Rule 12b-1 Board Members shall be committed to the discretion of the Rule 12b-1 Board Members.

11.    The Company shall preserve copies of the Plan and any related agreements made by the Company and all reports made pursuant to Section 6, for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

12.    Any obligations assumed by the Fund with respect to the Class pursuant to the Plan (and consistent with the limitation of shareholder, officer and Board liability as set forth in certain Company governing documents) shall be limited in all cases to the assets of such Class and no person shall seek satisfaction thereof from the shareholders of other classes of the Fund or officers or Board Members or any other class or series of the Company.

13.    When used in the Plan, the term “service fees” shall have the same meaning as such term has FINRA Rule 2341(d). When used in the Plan, the term “vote of a majority of the outstanding voting securities of the Class” shall mean the vote of the lesser of (a) 67 per centum or more of the Class shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding Class shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Class shares of the Fund.

14.    If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or regulation of the Securities and Exchange Commission or otherwise, the remainder of the Plan shall not be affected thereby.

Adopted _________, 2016

* * *

SCHEDULE A

[See Schedule A attached to the Form of Master Distribution Plan for Class A Shares]

CALVERT VARIABLE SERIES, INC.
CALVERT VARIABLE PRODUCTS, INC.

FORM OF MASTER DISTRIBUTION PLAN

WHEREAS, each entity listed on Schedule A (each a “Company”) engages in business as an open-end management investment company with one or more series of shares as listed on Schedule A hereof (each a “Fund” and together, the “Funds”), and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Company currently employs Eaton Vance Distributors, Inc. to act as Principal Underwriter (as defined in the 1940 Act) of the Fund, and the Principal Underwriter has entered into selling agreements with financial intermediaries and other third parties (“financial intermediaries”) to distribute Fund shares;

WHEREAS, certain Funds identified on Schedule A offer shares designated as Class F shares (referred to herein as the “Class”) and each Company desires to adopt a single Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that provides for the payment of an annual distribution fee by each Fund from the assets of the Class;

WHEREAS, the Directors of each Company have determined that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of Class shares of each such Fund;

NOW, THEREFORE, each Company hereby adopts the Plan on behalf of each Fund with respect to its Class shares in accordance with Rule 12b-1 under the 1940 Act and containing the following terms and conditions:

1.    Each Fund shall pay to the Principal Underwriter a monthly distribution fee from the assets of the Class in an amount that shall not exceed the amount set forth on Schedule A for any fiscal year. All fees payable under the Plan will be paid in consideration for (i) the distribution services and facilities to be furnished to the Fund by the Principal Underwriter and (ii) in consideration of any personal and/or account maintenance services provided to Class shareholders. The Principal Underwriter may use the payments received pursuant to this Paragraph to compensate financial intermediaries to encourage the distribution of Class shares as it considers appropriate.

2.    Appropriate adjustment of payments made pursuant to Section 1 of the Plan shall be made whenever necessary to ensure that no such payment shall cause a Fund to exceed the applicable maximum cap imposed on sales charges attributable to the Class by Financial Industry Regulatory Authority (“FINRA”) Rule 2341(d) (the “Fee Cap”).

3.     The Plan shall not take effect until after it has been approved by both a majority of (i) those Directors of the Company who are not “interested persons” of the Company (as defined in the 1940 Act) and have no direct or indirect financial interest in the operations of the Plan or any agreements related to it (the “Rule 12b-1 Directors”), (ii) all of the Directors then in office, cast in person at a meeting (or meetings) called for the purpose of voting on the Plan and (iii) if adopted after any public offering of the Company’s voting securities or the sale of such securities, the outstanding voting securities of such Company.

4.     Any agreements between the Company on behalf of a Fund and any person relating to the Plan shall be in writing and shall not take effect until approved in the manner provided for Director approval of the Plan in Section 3.

5.    The Plan shall continue in effect with respect to each Fund for so long as such continuance is specifically approved at least annually in the manner provided for Director approval of the Plan in Section 3.

6.    The persons authorized to direct the disposition of monies paid or payable by the Company pursuant to the Plan or any related agreement shall be the President or any Vice President or the Secretary or Treasurer of the Company. Such persons shall provide to the Directors of the Company and the Directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

7.    The Plan may be terminated as to any Fund with respect to its Class F shares at any time by vote of a majority of the Rule 12b-1 Directors, or by vote of a majority of the outstanding voting securities of the Class.

8.    The Plan may not be amended to increase materially the payments to be made by the Fund from its assets of the Class as provided herein unless such amendment, if required by law, is approved by a vote of at least a majority of the outstanding voting securities of the Class. In addition, all material amendments to the Plan shall be approved in the manner provided for in Section 3. Additional Funds may adopt the Plan upon approval by the Directors of the Company in the manner provided for in Section 3 and amendment of Schedule A.

9.    While the Plan is in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the discretion of the Rule 12b-1 Directors.

10.    The Company shall preserve copies of the Plan and any related agreements made by the Company and all reports made pursuant to Section 6, for a period of not less than six years from the date of the Plan, the first two years in an easily accessible place.

11.    Any obligations assumed by a Fund with respect to the Class pursuant to the Plan shall be limited in all cases to the assets of such Class and no person shall seek satisfaction thereof from the shareholders of other classes of the Fund or officers or Directors of the Company or any other class or series of the Company.

12.    When used in the Plan, the term “vote of a majority of the outstanding voting securities of the Class” shall mean the vote of the lesser of (a) 67 per centum or more of the Class shares of the Fund present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding Class shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding Class shares of the Fund.

13.    If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or regulation of the Securities and Exchange Commission or otherwise, the remainder of the Plan shall not be affected thereby.

Adopted _____, 2016

SCHEDULE A

[See Schedule A attached to the Form of Master Distribution Plan for Class A Shares]

APPENDIX M

Distribution Plan Expenses
The following table contains information regarding the Funds’ current Rule 12b-1 distribution plan expense limitations.

Fund	Class	Distribution Plan Expense Limitation (% of avg. daily net assets)	Board Enacted* Expense Limitation (% of avg. daily net assets)
Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	A	0.35%	0.25%
	C	1.00%
Calvert Unconstrained Bond Fund	A	0.50%	0.25%
	C	1.00%
The Calvert Fund
Calvert Income Fund	A	0.50%	0.25%
	C	1.00%
	R	0.75%
Calvert Short Duration Income Fund	A	0.50%	0.25%
	C	1.00%
Calvert Long-Term Income Fund	A	0.50%	0.25%
Calvert Ultra-Short Income Fund	A	0.50%	0.25%
Calvert High Yield Bond Fund	A	0.50%	0.25%
	C	1.00%
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund	A	0.25%	0.25%
	C	1.00%
Calvert U.S. Large Cap Growth Responsible Index Fund	A	0.50%	0.25%
	C	1.00%
Calvert U.S. Large Cap Value Responsible Index Fund	A	0.50%	0.25%
	C	1.00%
Calvert U.S. Mid Cap Core Responsible Index Fund	A C	0.50% 1.00%	0.25%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	A C	0.50% 1.00%	0.25%
Calvert Impact Fund, Inc.
Calvert Small Cap Fund	A	0.35%	0.25%
	C	1.00%
Calvert Global Energy Solutions Fund	A	0.50%	0.25%
	C	1.00%
Calvert Global Water Fund	A	0.50%	0.25%
	C	1.00%
Calvert Green Bond Fund	A	0.50%	0.25%
Calvert Social Investment Fund
Calvert Balanced Portfolio(1)	A	0.35%	0.25%
	C	1.00%
Calvert Bond Portfolio	A	0.35%	0.20%
	C	1.00%

Calvert Equity Portfolio	A	0.25%	0.25%
	C	1.00%
Calvert Conservative Allocation Fund	A	0.35%	0.25%
	C	1.00%
Calvert Moderate Allocation Fund	A	0.35%	0.25%
	C	1.00%
Calvert Aggressive Allocation Fund	A	0.35%	0.25%
	C	1.00%
Calvert World Values Fund, Inc.
Calvert International Equity Fund	A	0.35%	0.25%
	C	1.00%
Calvert Capital Accumulation Fund	A	0.35%	0.25%
	C	1.00%
Calvert International Opportunities Fund	A	0.50%	0.25%
	C	1.00%
Calvert Emerging Markets Equity Fund	A	0.50%	0.25%
	C	1.00%
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	F	0.25%	-
Calvert VP SRI Mid Cap Portfolio(1)	-	-	-
Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio	-	-	-
Calvert VP S&P MidCap 400 Index Portfolio	F	0.25%	0.20%
Calvert VP Russell 2000 Small Cap Index Portfolio	F	0.25%	0.20%
Calvert VP EAFE International Index Portfolio	F	0.25%	0.20%
Calvert VP Nasdaq 100 Index Portfolio	F	0.25%	-
Calvert VP Investment Grade Bond Index Portfolio	F	0.25%	-
Calvert VP Volatility Managed Moderate Portfolio	F	0.25%	-
Calvert VP Volatility Managed Moderate Growth Portfolio	F	0.25%	-
Calvert VP Volatility Managed Growth Portfolio	F	0.25%	-

* From time to time the Board may vote to reduce the expenses certain classes of each Fund are required to pay for distribution services. The Board may take future action to remove these reductions.

(1) For Calvert Balanced Portfolio, the fee is applied on assets under management over $30 million.

APPENDIX N
Article XII, Section 7 of Your Fund’s Declaration of Trust

The Calvert Fund

Amendments. Prior to the initial issuance of Shares pursuant to the second sentence of Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, if authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this declaration of trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Any such supplemental declaration of trust shall be signed by at least a majority of the Trustees then in office. Copies of the supplemental declaration of trust shall be filed as specified in section 5 of this Article XII.

Calvert Management Series

Amendments. Prior to the initial issuance of Shares pursuant to the second sentence of Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, if authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Any such supplemental Declaration of Trust shall be signed by at least a majority of the Trustees then in office. Copies of the supplemental Declaration of Trust shall be filed as specified in Section 5 of this Article XII.

Calvert Social Investment Fund

Amendments. Prior to the initial issuance of Shares pursuant to the second sentence of Section 3 of Article III, a majority of the Trustees then in office may amend or otherwise supplement this instrument by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof. Subsequent to such initial issuance of Shares, if authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this declaration of trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a Declaration of Trust supplemental hereto, which thereafter shall form a part hereof. Any such supplemental declaration of trust shall be signed by at least a majority of the Trustees then in office. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.

APPENDIX O
Calvert’s Current Calvert Foundation Exemptive Order
SECURITIES AND EXCHANGE COMMISSION
[Investment Company Act Release No. 23306    ; 812-10578]
Calvert Social Investment Fund, et al.; Notice of Application
July 8, 1998
Agency: Securities and Exchange Commission ("SEC").
Action: Notice of application for an order under sections 6(c) and 17(b) of the Investment Company Act of 1940 (the "Act") for an exemption from section 17(a) of the Act and under section 17(d) of the Act and rule 17d-1 under the Act.
Summary of Application: Applicants request an order to permit certain registered investment companies to invest up to a specified percentage of their assets in an affiliated non-profit social and community development foundation.
Applicants: Calvert Social Investment Fund ("CSIF"), The Calvert Fund, Calvert World Values Fund, Inc. and any existing or future registered investment company, advised by Calvert Asset Management Company, Inc. ("CAMCO") and whose investment policies permit investment in the Calvert Social Investment Foundation ("Funds").1
Filing Dates: The application was filed on March 17, 1997, and amended on September 2, 1997, May 18, 1998, and June 11, 1998.
1    All existing Funds that currently intend to rely on the

order have been named as applicants. Any other existing Funds and any future Funds will rely on the order only in accordance with its terms and conditions.

Hearing or Notification of Hearing: An order granting the application will be issued unless the SEC orders a hearing. Interested persons may request a hearing by writing to the SEC's Secretary and serving applicants with a copy of the request, personally or by mail. Hearing requests should be received by the SEC by 5:30 p.m. on August 3, 1998, and should be accompanied by proof of service on applicants, in the form of an affidavit or, for lawyers, a certificate of service. Hearing requests should state the nature of the writer's interest, the reason for the request, and the issues contested. Persons who wish to be notified of a hearing may request notification by writing to the SEC's Secretary.
Addresses: Secretary, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. Applicants, 4550 Montgomery Avenue, Bethesda, MD 20814.
For Further Information Contact: Mary Kay Frech, Branch Chief, at (202) 942-0564 (Division of Investment Management, Office of Investment Company Regulation).
Supplementary Information: The following is a summary of the application. The complete application may be obtained for a fee at the SEC's Public Reference Branch 450 Fifth Street, N.W. Washington, D.C. 20549 (tel. 202-942-8090).
Applicants' Representations:
1.    Each Fund is registered under the Act as an open-end
management investment company. CSIF and The Calvert Fund are organized as Massachusetts business trusts. The Calvert World Values Fund, Inc. is organized as a Maryland corporation. The Funds' investment adviser is CAMCO, an investment adviser registered under the Investment Advisers Act of 1940.
2.Each Fund's investment policy permits it to invest a specified percentage of its assets in high social impact investments ("HSII") that offer a rate of return below the prevailing market rate and that present attractive opportunities for furthering the Fund's social criteria.2 HSII are typically illiquid and unrated and generally considered non-investment grade debt securities which involve a greater risk of default or price decline than investment-grade securities. Each Fund's investments in HSII were approved by the Fund's shareholders.
3.The Funds currently invest directly in community organizations and other HSII. Applicants propose to invest assets, allocated for investment in HSII, in the Calvert Social
2    CSIF's investment policy permits investment of less than to of its assets in HSII. The policies of the Calvert
International Equity Fund (a series of the Calvert World Values Fund, Inc.) and the Calvert New Vision Small Cap Fund (a series of The Calvert Fund) permit investment up to 1% and 30, respectively, of their assets in HSII. The policy of the Calvert Capital Accumulation Fund (a series of Calvert World Values Fund, Inc.) permits investment of up to 30 of its assets in HSII when its assets reach $100 million.

Investment Foundation ("Foundation"). The Foundation will then place the assets in the community.
4.The Foundation is a non-profit organization that seeks to use community development opportunities to assist the poor, correct social injustices, and improve society in a pro-active way. The Foundation's securities are exempt from registration under section 3(a)(4) of the Securities Act of 1933. The Foundation is exempt from registration as an investment company under section 3(c)(10)(A) of the Act. The Foundation has nine directors, eight of whom are members of CSIF's board of trustees, four of whom are members of The Calvert Fund's board of trustees, and four of whom are members of the Calvert World Values Fund, Inc.'s board of directors.
5.The Foundation receives grants and loans from various foundations and Acacia Mutual Life Insurance Company ("Acacia"), the parent company of the Funds' investment adviser. The Foundation also receives funding from individual investors, through a program called Calvert Community Investments ("CI"). Investments in the Foundation are evidenced by Calvert Community Investments notes ("CI Notes"). Investors in CI Notes are allowed to choose the interest rate (ranging from 0% to 4%) that they would like to receive on their investment. The average interest rate currently for CI Notes is 3%. The Foundation generally realizes a basis point spread on each investment to cover administrative and overhead costs. The basis point spread is the difference between the interest rate that purchasers of the CI Notes receive and the average interest rate at which the Foundation makes investments in community development organizations.
6.Under the proposed arrangement, each Fund will receive a CI Note evidencing its investment in the Foundation. The Funds' boards of trustees/directors ("Boards") will determine the interest rate and the maturity of the CI Notes that the Funds receive from the Foundation. The Funds' assets invested in the Foundation will be pooled with the Foundation's other assets and will be used by the Foundation to make investments in community development organizations. The Foundation's investments are evidenced by promissory notes at below market rates in amounts between $50,000 and $500,000 each and for terms of one, three, or five years, with interest rate currently ranging from 4.5% to 8.8%. Applicants expect that a Fund will invest in the CI Notes quarterly.
7.Each Fund will invest its HSII assets in the CI Notes only in accordance with its investment objectives, policies and restrictions. Each Fund's Board will monitor this proposed arrangement to ensure that it is consistent with the Fund's investment objectives, policies and restrictions. Each Fund's Board also will periodically review the adequacy of the Fund:s disclosure of the proposed arrangement and of the possible risks of loss to the Fund and its shareholders. The percentage of each

Fund's assets which may be invested in HSII will not be increased without shareholder approval. Any future Fund relying on the requested relief will obtain prior shareholder approval to invest in the Foundation.
8.    Neither the Funds, CAMCO, nor the Funds' subadvisers
will invest directly in the organizations in which the Foundation invests or plans to invest. Neither Acacia, CAMCO, nor the Funds' subadvisers will invest in the Foundation by plirchasing CI Notes. Further, neither CAMCO nor any subadviser will receive any compensation for the Funds' investment in CI Notes. Applicants' Legal Analysis:
A.    Section 17(a)
1.    Section 17(a) of the Act makes it unlawful for any
affiliated person of a registered investment company, acting as principal, to sell or purchase any security to or from the company. Section 2(a)(3) of the Act defines an affiliated person of an investment company as any person directly or indirectly controlling, controlled by, or under common control with such investment company, and any officer, director, partner, copartner, or employee of the investment company. Section 2(a)(36) defines a security to include, among other things, any note, stock treasury stock, or evidence of indebtedness. Applicants believe that the Foundation may be considered to be an affiliated person of the Funds due to common directors/trustees that serve on the boards of the Funds and the Foundation. Thus, investment by the Funds in the CI Notes may be prohibited by section 17(a).
2.Section 17(b) of the Act authorizes the SEC to exempt a transaction from section 17(a) if the terms of the proposed transaction, including the consideration to be paid or received, are reasonable and fair and do not involve overreaching on the part of any person concerned, and the proposed transaction is consistent with the policy of each investment company concerned and the general purposes of the Act. Section 6(c) authorizes the Commission to exempt transactions from the provisions of the Act to the extent that such exemptions are appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policies and provisions of the Act.
3.Applicants believe that the Funds' proposed investment in the Foundation meets the standards of section 17(b) and 6(c). Applicants state that the Funds' investment in the Foundation will be consistent with each Fund's investment objectives, policies and restrictions and that investment in HSII has been approved by each Fund's shareholders. Applicants assert that each Fund will likely recognize certain economies of scale by having the Foundation undertake analysis, placing and processing of prospective investments in HSII. Each Fund's investments in HSII through the Foundation will be on the same terms and in the same amounts as currently made directly, with comparable rates of
•
interest.
B.    Section 17(d) and Rule 17d-1
1.Section 17(d) of the Act and rule 17d-1 prohibit an affiliated person of a registered investment company, acting as principal, from participating in any joint arrangement with the investment company unless the SEC has issued an order authorizing the arrangement. Applicants believe that each Fund may be deemed to be participating in a joint transaction with each other Fund through the pooling of assets in the Foundation, and that the Funds could be deemed to be participating in a joint transaction with the Foundation through their investments in HSII.
2.In determining whether to grant an exemption under rule 17d-1, the SEC considers whether the investment company's participation in the joint enterprise is consistent with the provisions, policies and purposes of the Act, and the extent to which such participation is on a basis different from or less advantageous than that of other participants. Applicants assert that all investors in the Foundation will participate on the same basis.
For the Commission, by the Division of Investment Management, under delegated authority.
Jonathan G. Katz
Secretary
/s/ Margaret H. McFarland
Margaret H. McFarland
Deputy Secretary

APPENDIX P
Payments to Calvert Investment Management, Inc. and Its Affiliates
The following fees were paid by the Funds to CIM and its affiliates during each Fund’s most recent fiscal year (other than under an investment advisory agreement). These services will continue to be provided after the proposed investment advisory agreement is approved.

Fund	Fees paid to Calvert Investment Services, Inc. for serving as shareholder servicing agent ($)*	Fees paid to Calvert Investment Administrative Services, Inc. for serving as administrative services agent ($)*	Fees paid to Calvert Investment Distributors, Inc. [pursuant to distribution plans] ($)		Fiscal Year End

Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	$16,774	$107,347	Class A	$226,475	December 31
			Class C	$744
Calvert Unconstrained Bond Fund	$640	$32,728	Class A	$11,798	December 31
			Class C	$4,322
The Calvert Fund
Calvert High Yield Bond Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
			Class R	$[ ]

Calvert Income Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
			Class R	$[ ]

Calvert Long-Term Income Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
			Class R	$[ ]

Calvert Short Duration Income Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
			Class R	$[ ]

Calvert Ultra-Short Income Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
			Class R	$[ ]
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert U.S. Large Cap Growth Responsible Index Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert U.S. Large Cap Value Responsible Index Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert U.S. Mid Cap Core Responsible Index Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Developed Markets Ex-U.S. Responsible Index Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Impact Fund, Inc.
Calvert Green Bond Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Global Energy Solutions Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Small Cap Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Global Water Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
Calvert Social Investment Fund
Calvert Conservative Allocation Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Moderate Allocation Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Aggressive Allocation Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Balanced Portfolio	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Equity Portfolio	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Bond Portfolio	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
Calvert World Values Fund, Inc.
Calvert International Equity Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Capital Accumulation Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert International Opportunities Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]

Calvert Emerging Markets Equity Fund	$[ ]	$[ ]	Class A	$[ ]	September 30
			Class C	$[ ]
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	$26,017	$910,829	Class F	$657	December 31

Calvert VP SRI Mid Cap Portfolio	$3,983	$127,216	Class F	[N/A]	December 31
Calvert Variable Products, Inc.
Calvert VP S&P 500 Index Portfolio	$26,972	$359,626	Class F	[N/A]	December 31

Calvert VP S&P MidCap 400 Index Portfolio	$18,851	$251,351	Class F	$21,812	December 31

Calvert VP Russell 2000 Small Cap Index Portfolio	$11,704	$156,051	Class F	$36,686	December 31

Calvert VP EAFE International Index Portfolio	$13,024	$173,651	Class F	$7,857	December 31

Calvert VP Nasdaq 100 Index Portfolio	$6,679	$89,054	Class F	$42**	December 31

Calvert VP Investment Grade Bond Index Portfolio	$15,289	$203,854	Class F	$41**	December 31

Calvert VP Volatility Managed Moderate Portfolio	$7,306	$97,412	Class F	$243,531	December 31

Calvert VP Volatility Managed Moderate Growth Portfolio	$3,858	$51,434	Class F	$128,584	December 31

Calvert VP Volatility Managed Growth Portfolio	$7,789	$103,849	Class F	$259,623	December 31

* Excludes custody credits and investor servicing credits. ** Information for Nasdaq 100 and Investment Grade Bond Index is from Class F inception on October 30, 2015.

APPENDIX Q
5% Beneficial Ownership

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares

Calvert Management Series
Calvert Tax-Free Responsible Impact Bond Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	759,827	8.27%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	518,014	5.64%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	45,119	48.20%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS C	SARAH R PEARSON PIEDMONT CA 94610-1011	22,214	23.73%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS C	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	6,514	6.96%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5,132	5.48%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS C	DEBORAH WADE TTEE DEBORAH H WADE LIVING TRUST UA DTD 08/29/2013 SAN JOSE CA 95112-3402	5,017	5.36%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	65,914	56.42%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS I	MAC & CO ATTN: MUTUAL FUND OPERATIONS PO BOX 3198, 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	35,366	30.27%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	14,603	12.50%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27,289	10.63%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	98,555	38.39%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS Y	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	51,446	20.04%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	30,845	12.02%
Calvert Tax-Free Responsible Impact Bond Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	22,852	8.90%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Unconstrained Bond Fund	CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	172,976	17.10%
Calvert Unconstrained Bond Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	89,977	8.89%
Calvert Unconstrained Bond Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	41,372	58.24%
Calvert Unconstrained Bond Fund	CLASS C	CETERA INVESTMENT SVCS (FBO) THOMAS N BEUKEMA PETOSKEY MI 49770-2224	9,367	13.18%
Calvert Unconstrained Bond Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,057	12.75%
Calvert Unconstrained Bond Fund	CLASS C	NFS LLC FEBO NFS/FMTC SEP IRA FBO MR MARK A RUTKOWSKI MARK RUTKOWSKI SPRINGFIELD VA 22153-1614	4,202	5.92%
Calvert Unconstrained Bond Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,448,321	38.09%
Calvert Unconstrained Bond Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,426,623	37.52%
Calvert Unconstrained Bond Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	712,383	18.74%
Calvert Unconstrained Bond Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	112,481	31.89%
Calvert Unconstrained Bond Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	101,370	28.74%
Calvert Unconstrained Bond Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-2010	84,064	23.83%
Calvert Unconstrained Bond Fund	CLASS Y	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21,358	6.05%
The Calvert Fund
Calvert Income Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	4,955,123	20.57%
Calvert Income Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,108,646	8.76%
Calvert Income Fund	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 975T2 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,456,843	6.05%
Calvert Income Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 9E2F0 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,284,582	26.76%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Income Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	481,428	10.03%
Calvert Income Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	434,225	9.05%
Calvert Income Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	419,056	8.73%
Calvert Income Fund	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT G-2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	619,791	28.13%
Calvert Income Fund	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT D ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	462,942	21.01%
Calvert Income Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	233,585	10.60%
Calvert Income Fund	CLASS I	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	166,584	7.56%
Calvert Income Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	126,538	5.74%
Calvert Income Fund	CLASS I	SEPARATE ACCOUNT G ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	122,161	5.54%
Calvert Income Fund	CLASS I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	115,786	5.25%
Calvert Income Fund	CLASS R	HARTFORD LIFE INSURANCE CO UIT OPERATIONS DEPARTMENT PO BOX 2999 HARTFORD CT 06104-2999	155,888	58.16%
Calvert Income Fund	CLASS R	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 48529 ATLANTA GA 30362-1529	38,882	14.51%
Calvert Income Fund	CLASS R	STATE STREET BANK & TRUST CO CUST FBO ADP/MSDW ALLIANCE 1 LINCOLN ST BOSTON MA 02111-2900	31,646	11.81%
Calvert Income Fund	CLASS R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 976J0 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21,700	8.10%
Calvert Income Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,363,799	29.86%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Income Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	915,286	20.04%
Calvert Income Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	836,708	18.32%
Calvert Income Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	787,822	17.25%
Calvert Short Duration Income Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	15,735,542	41.44%
Calvert Short Duration Income Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	3,903,210	10.28%
Calvert Short Duration Income Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,714,948	7.15%
Calvert Short Duration Income Fund	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,063,597	5.44%
Calvert Short Duration Income Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 9E2F0 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,968,442	24.42%
Calvert Short Duration Income Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	838,544	10.40%
Calvert Short Duration Income Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	663,334	8.23%
Calvert Short Duration Income Fund	CLASS C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	592,519	7.35%
Calvert Short Duration Income Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	584,027	7.25%
Calvert Short Duration Income Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	491,186	6.09%
Calvert Short Duration Income Fund	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	464,563	5.76%
Calvert Short Duration Income Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	5,132,397	31.96%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Short Duration Income Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,261,761	7.86%
Calvert Short Duration Income Fund	CLASS I	JAPAN TRUSTEE SERVICES BANK LTD 8-11 HARUMI 1-CHOME CHUO-KU TOKYO JAPAN 104-6107	804,428	5.01%
Calvert Short Duration Income Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	4,559,466	20.60%
Calvert Short Duration Income Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	4,107,566	18.56%
Calvert Short Duration Income Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	3,418,992	15.45%
Calvert Short Duration Income Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,101,773	9.50%
Calvert Short Duration Income Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,924,109	8.69%
Calvert Short Duration Income Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,605,524	7.25%
Calvert Short Duration Income Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,107,178	5.00%
Calvert Long-Term Income Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	877,894	17.65%
Calvert Long-Term Income Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	459,855	9.25%
Calvert Long-Term Income Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	452,988	9.11%
Calvert Long-Term Income Fund	CLASS I	MID ATLANTIC TRUST CO FBO RPG CONSULTANTS 401(K) PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	5,569	33.97%
Calvert Long-Term Income Fund	CLASS I	ROTH IRA NANCY LOWE STATE STREET BANK & TRUST CUST HYATTSVILLE MD 20783-1018	4,833	29.48%
Calvert Long-Term Income Fund	CLASS I	MATRIX TRUST COMPANY CUST. FBO BURNING MAN PROJECT 401(K) PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	2,444	14.91%
Calvert Long-Term Income Fund	CLASS I	CBNA AS CUST FBO ANIMAL WELFARE INSTITUTE 401(K) PLAN BENEFIT PLANS ADMINISTRATORS 6 RHOADS DR STE 7 UTICA NY 13502-6317	2,134	13.02%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Long-Term Income Fund	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,270	7.75%
Calvert Ultra-Short Income Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,122,128	8.17%
Calvert Ultra-Short Income Fund	CLASS A	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	2,100,328	8.08%
Calvert Ultra-Short Income Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,882,998	7.25%
Calvert Ultra-Short Income Fund	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,525,080	5.87%
Calvert Ultra-Short Income Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,771,990	71.88%
Calvert Ultra-Short Income Fund	CLASS I	FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA 22102-3888	251,520	10.20%
Calvert Ultra-Short Income Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	246,696	10.01%
Calvert Ultra-Short Income Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,534,118	35.34%
Calvert Ultra-Short Income Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	3,046,080	23.74%
Calvert Ultra-Short Income Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,193,638	9.30%
Calvert Ultra-Short Income Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,024,975	7.99%
Calvert Ultra-Short Income Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,002,930	7.82%
Calvert High Yield Bond Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	555,282	21.16%
Calvert High Yield Bond Fund	CLASS A	TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	203,689	7.76%
Calvert High Yield Bond Fund	CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	179,782	6.85%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert High Yield Bond Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	170,782	6.51%
Calvert High Yield Bond Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	50,437	25.14%
Calvert High Yield Bond Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32,279	16.09%
Calvert High Yield Bond Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14,512	7.23%
Calvert High Yield Bond Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	11,943	5.95%
Calvert High Yield Bond Fund	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10,556	5.26%
Calvert High Yield Bond Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	863,972	28.47%
Calvert High Yield Bond Fund	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT G-2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	552,264	18.20%
Calvert High Yield Bond Fund	CLASS I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	325,073	10.71%
Calvert High Yield Bond Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	276,863	9.12%
Calvert High Yield Bond Fund	CLASS I	AMERITAS LIFE INSURANCE CORP ACCOUNT G-2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	270,433	8.91%
Calvert High Yield Bond Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	254,688	8.39%
Calvert High Yield Bond Fund	CLASS I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	182,757	6.02%
Calvert High Yield Bond Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	146,987	19.78%
Calvert High Yield Bond Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	104,486	14.06%
Calvert High Yield Bond Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	99,416	13.38%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert High Yield Bond Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	90,318	12.16%
Calvert High Yield Bond Fund	CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	78,478	10.56%
Calvert High Yield Bond Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	72,152	9.71%
Calvert High Yield Bond Fund	CLASS Y	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	65,010	8.75%
Calvert Responsible Index Series, Inc.
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS A	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION 6-10 PO BOX 11466 WASHINGTON DC 20008-0666	1,775,396	10.42%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS A	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION 0-5 PO BOX 11466 WASHINGTON DC 20008-0666	1,453,722	8.53%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS A	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION 11-13 PO BOX 11466 WASHINGTON DC 20008-0666	1,113,490	6.53%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	932,125	5.47%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	566,508	22.81%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	272,739	10.98%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	264,944	10.67%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS C	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	147,771	5.95%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	138,007	5.56%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4,151,721	19.96%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	2,556,833	12.29%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS I	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	2,490,567	11.97%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,341,154	11.25%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,733,940	8.33%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,643,766	7.90%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	409,053	16.60%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	364,194	14.78%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	328,087	13.31%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	267,728	10.86%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	243,811	9.89%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	241,672	9.81%
Calvert U.S. Large Cap Core Responsible Index Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	176,572	7.17%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS A	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	95,220	44.32%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15,291	7.12%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11,755	5.47%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS C	RBC CAPITAL MARKETS LLC CAROL MAGISTRELLI HADDONFIELD NJ 08033-1815	10,126	28.79%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS C	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	5,012	14.25%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,592	10.21%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS C	NFS LLC FEBO JENNIFER A HORVATH MONTGOMERY NY 12549-0114	2,360	6.71%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,097	5.96%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	874,146	47.17%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	577,470	31.16%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	281,412	15.19%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	100,296	5.41%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS Y	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	50,139	49.17%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	33,554	32.91%
Calvert U.S. Large Cap Growth Responsible Index Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	13,847	13.58%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	808,714	72.61%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS A	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	95,537	8.58%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS C	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	5,017	23.43%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,130	9.95%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,848	8.63%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS C	STATE STREET BANK & TRUST CUST DFI SIMPLE IRA LESLIE K CARRUTHERS CLEVELAND OH 44113-4404	1,268	5.92%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS C	STATE STREET BANK & TRUST CUST DFI SIMPLE IRA LAURIE M VALERIANO SEATTLE WA 98117-6217	1,263	5.90%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS C	NFS LLC FEBO REFORMED CHURCH OF AMERICA PO BOX 114 MONTGOMERY NY 12549-0114	1,182	5.52%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,598,782	48.20%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,067,921	32.20%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	514,968	15.53%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	524,651	75.57%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS Y	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	50,287	7.24%
Calvert U.S. Large Cap Value Responsible Index Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	35,673	5.14%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS A	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	95,270	36.80%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	44,976	17.38%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS A	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	25,157	9.72%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	15,432	5.96%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS C	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	5,008	37.10%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	3,688	27.31%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,298	9.61%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS C	SEP IRA CATHERINE A SEGEDY STATE STREET BANK & TRUST CUST LONDONDERRY NH 03053-2215	728	5.40%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	117,959	52.40%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS I	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	100,341	44.57%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	151,877	55.42%
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	69,959	25.53%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert U.S. Mid Cap Core Responsible Index Fund	CLASS Y	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	50,162	18.30%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS A	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	95,097	50.62%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	52,150	27.76%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11,330	6.03%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS C	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	5,000	41.19%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS C	MATTHEW D WOOD IRA R/O RICHMOND VA 23225-3017	2,823	23.26%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	1,349	11.12%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS C	MATTHEW D WOOD IRA R/O RICHMOND VA 23225-3017	1,027	8.46%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS C	STATE STREET BANK & TRUST CUST DFI SIMPLE IRA LESLIE K CARRUTHERS CLEVELAND OH 44113-4404	937	7.72%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS I	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	100,159	78.23%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS I	ROTH CONTRIB IRA PHILIPPA STRAHM STATE STREET BANK & TRUST CUST LOS ALTOS CA 94024-5927	18,263	14.26%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	192,788	68.74%
Calvert Developed Markets Ex-U.S. Responsible Index Fund	CLASS Y	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	50,071	17.85%
Calvert Impact Fund, Inc.
Calvert Small Cap Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	115,670	13.26%
Calvert Small Cap Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	109,980	12.60%
Calvert Small Cap Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	79,828	9.15%
Calvert Small Cap Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	50,863	5.83%
Calvert Small Cap Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	939,761	22.41%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Small Cap Fund	CLASS I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	603,609	14.39%
Calvert Small Cap Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	522,447	12.46%
Calvert Small Cap Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	426,801	10.18%
Calvert Small Cap Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	393,847	9.39%
Calvert Small Cap Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	357,145	8.52%
Calvert Small Cap Fund	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	295,954	7.06%
Calvert Small Cap Fund	CLASS I	MORI & CO 922 WALNUT, TBTS-2 KANSAS CITY MO 64106-1802	259,467	6.19%
Calvert Small Cap Fund	CLASS I	TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	820,059	10.50%
Calvert Small Cap Fund	CLASS I	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	572,729	7.33%
Calvert Small Cap Fund	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	473,785	6.06%
Calvert Small Cap Fund	CLASS I	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION PO BOX 11466 WASHINGTON DC 20008-0666	473,377	6.06%
Calvert Small Cap Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	146,643	15.78%
Calvert Small Cap Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	142,324	15.31%
Calvert Small Cap Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	141,207	15.19%
Calvert Small Cap Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	122,819	13.22%
Calvert Small Cap Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	120,954	13.01%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Small Cap Fund	CLASS Y	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	102,476	11.03%
Calvert Small Cap Fund	CLASS Y	MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106-1802	70,891	7.63%
Calvert Global Energy Solutions Fund	CLASS A	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,408,809	12.52%
Calvert Global Energy Solutions Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,079,116	9.59%
Calvert Global Energy Solutions Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,078,818	9.59%
Calvert Global Energy Solutions Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	794,091	7.06%
Calvert Global Energy Solutions Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	338,432	14.98%
Calvert Global Energy Solutions Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	269,201	11.92%
Calvert Global Energy Solutions Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	199,277	8.82%
Calvert Global Energy Solutions Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	184,427	8.16%
Calvert Global Energy Solutions Fund	CLASS I	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	37,991	26.22%
Calvert Global Energy Solutions Fund	CLASS I	LUTHERAN COMMUNITY FOUNDATION 625 4TH AVE S # 1500 MINNEAPOLIS MN 55415-1624	27,141	18.73%
Calvert Global Energy Solutions Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	14,145	9.76%
Calvert Global Energy Solutions Fund	CLASS I	FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA 22102-3888	12,192	8.41%
Calvert Global Energy Solutions Fund	CLASS I	GREAT-WEST TRUST COMPANY LLC TTEE FBO RECORDKEEPING FOR VARIOUS BENEFIT PL C/O MUTUAL FUND TRADIING 8525 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	11,343	7.83%
Calvert Global Energy Solutions Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	326,462	20.10%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Global Energy Solutions Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	323,230	19.90%
Calvert Global Energy Solutions Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	303,062	18.66%
Calvert Global Energy Solutions Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	246,025	15.15%
Calvert Global Energy Solutions Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	116,835	7.19%
Calvert Global Energy Solutions Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	89,025	5.48%
Calvert Global Water Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,666,834	17.02%
Calvert Global Water Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,859,189	11.87%
Calvert Global Water Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,851,486	11.82%
Calvert Global Water Fund	CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	810,868	5.18%
Calvert Global Water Fund	CLASS A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	785,734	5.01%
Calvert Global Water Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	741,869	17.09%
Calvert Global Water Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	517,754	11.93%
Calvert Global Water Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	478,327	11.02%
Calvert Global Water Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	426,879	9.83%
Calvert Global Water Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	319,728	7.37%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Global Water Fund	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	266,553	6.14%
Calvert Global Water Fund	CLASS C	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	260,258	6.00%
Calvert Global Water Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	201,458	76.54%
Calvert Global Water Fund	CLASS I	FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA 22102-3888	20,754	7.88%
Calvert Global Water Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,009,805	21.19%
Calvert Global Water Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	851,162	17.86%
Calvert Global Water Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	739,314	15.51%
Calvert Global Water Fund	CLASS Y	UBS FINANCIAL SERVICES INC. FBO UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	480,640	10.09%
Calvert Global Water Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	444,850	9.33%
Calvert Global Water Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	308,368	6.47%
Calvert Green Bond Fund	CLASS A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1905	717,620	38.67%
Calvert Green Bond Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	121,110	6.53%
Calvert Green Bond Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	111,857	6.03%
Calvert Green Bond Fund	CLASS I	AMERITA LIFE INSURANCE CORP 5900 O ST LINCOLN NE 68510-2234	666,667	44.02%
Calvert Green Bond Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	618,411	40.83%
Calvert Green Bond Fund	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	124,793	8.24%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Green Bond Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	326,194	29.52%
Calvert Green Bond Fund	CLASS Y	FOLIOFN INVESTMENTS INC 8180 GREENSBORO DRIVE 8TH FLOOR MCLEAN VA 22102-3888	183,335	16.59%
Calvert Green Bond Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	132,481	11.99%
Calvert Green Bond Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	95,757	8.67%
Calvert Green Bond Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	84,600	7.66%
Calvert Green Bond Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	66,858	6.05%
Calvert Social Investment Fund
Calvert Balanced Portfolio	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,155,404	6.03%
Calvert Balanced Portfolio	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	253,087	12.82%
Calvert Balanced Portfolio	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	235,164	11.91%
Calvert Balanced Portfolio	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	209,848	10.63%
Calvert Balanced Portfolio	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	180,531	9.15%
Calvert Balanced Portfolio	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	113,866	5.77%
Calvert Balanced Portfolio	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-2010	128,001	24.35%
Calvert Balanced Portfolio	CLASS I	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	88,548	16.84%
Calvert Balanced Portfolio	CLASS I	MAC & CO A/C PS1F9902122 MUTUAL FUND OPERATIONS PO BOX 3198 PITTSBURGH PA 15230-3198	69,888	13.29%
Calvert Balanced Portfolio	CLASS I	RELIANCE TRUST CO TTEE ADP ACCESS LARGE MARKET 401K 1100 ABERNATHY RD ATLANTA GA 30328-5620	41,800	7.95%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Balanced Portfolio	CLASS I	STATE STREET BANK AND TRUST AS TRUSTEE AND/ OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	31,200	5.94%
Calvert Balanced Portfolio	CLASS I	AMERICAN PHILOSOPHICAL ASSOCIATION EASTERN DIVISION ANDREW CULLISON - APA EASTERN PRINDLE INSTITUTE FOR ETHICS PO BOX 37 GREENCASTLE IN 46135-0037	30,842	5.87%
Calvert Balanced Portfolio	CLASS I	TAYNIK & CO C/O STATE STREET 1200 CROWN COLONY DR QUINCY MA 02169-0938	27,583	5.25%
Calvert Balanced Portfolio	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	86,987	20.08%
Calvert Balanced Portfolio	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	79,465	18.34%
Calvert Balanced Portfolio	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	63,867	14.74%
Calvert Balanced Portfolio	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-2010	36,707	8.47%
Calvert Balanced Portfolio	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	35,174	8.12%
Calvert Balanced Portfolio	CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	22,213	5.13%
Calvert Bond Portfolio	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	1,665,020	6.91%
Calvert Bond Portfolio	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,531,611	6.35%
Calvert Bond Portfolio	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,422,117	5.90%
Calvert Bond Portfolio	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	339,683	17.19%
Calvert Bond Portfolio	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	185,204	9.37%
Calvert Bond Portfolio	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	150,484	7.61%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Bond Portfolio	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	149,999	7.59%
Calvert Bond Portfolio	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	128,577	6.51%
Calvert Bond Portfolio	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	2,857,445	13.08%
Calvert Bond Portfolio	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,834,110	12.97%
Calvert Bond Portfolio	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	2,780,946	12.73%
Calvert Bond Portfolio	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	2,482,300	11.36%
Calvert Bond Portfolio	CLASS I	PIMS/PRUDENTAIL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 010081 STATE OF CONNECTICUT DEFERRED 55 ELM STREET HARTFORD CT 06106-1746	1,282,283	5.87%
Calvert Bond Portfolio	CLASS I	LINCOLN RETIREMENT SERVICES FBO FMOL HEALTH SYSTEM VOLUNTARY 403B PLAN FMOL-001 PO BOX 7876 FORT WAYNE IN 46801-7876	1,197,819	5.48%
Calvert Bond Portfolio	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	1,867,740	27.84%
Calvert Bond Portfolio	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,510,088	22.51%
Calvert Bond Portfolio	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	774,386	11.54%
Calvert Bond Portfolio	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	639,206	9.53%
Calvert Bond Portfolio	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	389,574	5.81%
Calvert Equity Portfolio	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	2,220,830	6.70%
Calvert Equity Portfolio	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	2,155,329	6.50%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Equity Portfolio	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,002,143	15.43%
Calvert Equity Portfolio	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	725,607	11.18%
Calvert Equity Portfolio	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	531,789	8.19%
Calvert Equity Portfolio	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	400,287	6.16%
Calvert Equity Portfolio	CLASS C	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	346,444	5.34%
Calvert Equity Portfolio	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	329,599	5.08%
Calvert Equity Portfolio	CLASS I	BROWN BROTHERS HARRIMAN & CO AS CUST FOR 6671044 140 BROADWAY NEW YORK NY 10005-1108	1,351,030	13.36%
Calvert Equity Portfolio	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	1,343,649	13.29%
Calvert Equity Portfolio	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,064,110	10.52%
Calvert Equity Portfolio	CLASS I	STATE OF WISCONSIN DEFERRED COMPENSATION BOARD TTEE STATE OF WISCONSIN DEFERRED PO BOX 182029 COLUMBUS OH 43218-2029	1,005,819	9.95%
Calvert Equity Portfolio	CLASS I	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	863,937	8.54%
Calvert Equity Portfolio	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	821,231	8.12%
Calvert Equity Portfolio	CLASS I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	600,752	5.94%
Calvert Equity Portfolio	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	836,302	18.38%
Calvert Equity Portfolio	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	522,347	11.48%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Equity Portfolio	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	463,534	10.19%
Calvert Equity Portfolio	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	397,465	8.74%
Calvert Equity Portfolio	CLASS Y	AMERITA LIFE INSURANCE CORP SEPARATE ACCOUNT G-2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	245,773	5.40%
Calvert Conservative Allocation Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	993,758	12.46%
Calvert Conservative Allocation Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	638,158	8.00%
Calvert Conservative Allocation Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	269,690	12.99%
Calvert Conservative Allocation Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	213,463	10.28%
Calvert Conservative Allocation Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	182,587	8.79%
Calvert Conservative Allocation Fund	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	175,136	8.43%
Calvert Conservative Allocation Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	173,730	8.37%
Calvert Conservative Allocation Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	62,745	100.00%
Calvert Conservative Allocation Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	14,377	58.68%
Calvert Conservative Allocation Fund	CLASS Y	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	6,273	25.60%
Calvert Conservative Allocation Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,850	15.71%
Calvert Moderate Allocation Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	811,284	7.15%
Calvert Moderate Allocation Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	810,910	7.15%
Calvert Moderate Allocation Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	286,954	11.63%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Moderate Allocation Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	247,047	10.01%
Calvert Moderate Allocation Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	211,185	8.56%
Calvert Moderate Allocation Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	167,439	6.79%
Calvert Moderate Allocation Fund	CLASS C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	148,805	6.03%
Calvert Moderate Allocation Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	58,744	100.00%
Calvert Moderate Allocation Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6,733	29.81%
Calvert Moderate Allocation Fund	CLASS Y	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	5,873	26.00%
Calvert Moderate Allocation Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	4,256	18.84%
Calvert Moderate Allocation Fund	CLASS Y	JANNEY MONTGOMERY SCOTT LLC THOMAS MORE SCHOLARSHIP 1717 ARCH STREET PHILADELPHIA PA 19103-2713	2,020	8.95%
Calvert Moderate Allocation Fund	CLASS Y	JANNEY MONTGOMERY SCOTT LLC JOAN M BISSET (IRA-ROLL) 1717 ARCH STREET PHILADELPHIA PA 19103-2713	1,189	5.26%
Calvert Moderate Allocation Fund	CLASS Y	JANNEY MONTGOMERY SCOTT LLC DANIEL T ELLIS AND SARAH H ELLIS JT-TEN 1717 ARCH STREET PHILADELPHIA PA 19103-2713	1,142	5.06%
Calvert Aggressive Allocation Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	643,846	11.31%
Calvert Aggressive Allocation Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	416,572.17	7.32%
Calvert Aggressive Allocation Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	121,463	11.09%
Calvert Aggressive Allocation Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	97,345	8.88%
Calvert Aggressive Allocation Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	89,836	8.20%
Calvert Aggressive Allocation Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	59,928	5.47%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Aggressive Allocation Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	58,241	100.00%
Calvert Aggressive Allocation Fund	CLASS Y	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	5,824	80.59%
Calvert Aggressive Allocation Fund	CLASS Y	JANNEY MONTGOMERY SCOTT LLC A/C 5139-0330 DOROTHEA LEICHER (SEP-IRA) PHILADELPHIA PA 19103-2713	877	12.14%
Calvert Aggressive Allocation Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	525	7.27%
Calvert World Values Fund, Inc.
Calvert International Equity Fund	CLASS A	TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	1,115,016	11.07%
Calvert International Equity Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	116,302	11.52%
Calvert International Equity Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 97NY7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	111,053	11.00%
Calvert International Equity Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	74,489	7.38%
Calvert International Equity Fund	CLASS I	BROWN BROTHERS HARRIMAN & CO AS CUSTODIAN FOR 6671044 140 BROADWAY NEW YORK NY 10005-1108	3,180,564	37.63%
Calvert International Equity Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,248,760	14.77%
Calvert International Equity Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	836,061	9.89%
Calvert International Equity Fund	CLASS I	CYNTHIA WAYBURN & KELSEY SHELDON TTEES G. JAMES ROUSH INTERIM TRUST UA DTD 01/03/1986 PO BOX 3725 BELLEVUE WA 98009-3725	696,144	8.24%
Calvert International Equity Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	650,436	7.69%
Calvert International Equity Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	536,058	6.34%
Calvert International Equity Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	470,038	5.56%
Calvert International Equity Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	341,377	23.21%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert International Equity Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	202,865	13.79%
Calvert International Equity Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	157,333	10.70%
Calvert International Equity Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	138,016	9.38%
Calvert International Equity Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	126,697	8.61%
Calvert International Equity Fund	CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	111,182	7.56%
Calvert International Equity Fund	CLASS Y	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	78,442	5.33%
Calvert International Equity Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	76,110	5.17%
Calvert Capital Accumulation Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	468,881	7.28%
Calvert Capital Accumulation Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	446,527	6.94%
Calvert Capital Accumulation Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	148,079	14.38%
Calvert Capital Accumulation Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	116,249	11.29%
Calvert Capital Accumulation Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	90,537	8.79%
Calvert Capital Accumulation Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	77,300	7.51%
Calvert Capital Accumulation Fund	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	63,574	6.17%
Calvert Capital Accumulation Fund	CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	55,376	5.38%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Capital Accumulation Fund	CLASS I	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO AS AGENT FOR CERTAIN EMPLOYEE BENEFIT PLANS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	2,182,884	45.16%
Calvert Capital Accumulation Fund	CLASS I	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	476,940	9.87%
Calvert Capital Accumulation Fund	CLASS I	MMATCO LLP NOMINEE FOR MMA TRUST COMPANY PO BOX 483 1110 N MAIN ST GOSHEN IN 46527-0483	469,032	9.70%
Calvert Capital Accumulation Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	437,132	9.04%
Calvert Capital Accumulation Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	341,789	7.07%
Calvert Capital Accumulation Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	106,463	23.99%
Calvert Capital Accumulation Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	78,213	17.62%
Calvert Capital Accumulation Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	75,934	17.11%
Calvert Capital Accumulation Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	74,468	16.78%
Calvert Capital Accumulation Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	45,669	10.29%
Calvert Capital Accumulation Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	23,865	5.38%
Calvert International Opportunities Fund	CLASS A	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION 6-10 PO BOX 11466 WASHINGTON DC 20008-0666	1,256,835	17.24%
Calvert International Opportunities Fund	CLASS A	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION 0-5 PO BOX 11466 WASHINGTON DC 20008-0666	925,501	12.70%
Calvert International Opportunities Fund	CLASS A	CALVERT DISTRIBUTORS FBO DC 529 PLAN SINGLE OPTION 11-13 PO BOX 11466 WASHINGTON DC 20008-0666	577,470	7.92%
Calvert International Opportunities Fund	CLASS A	TIAA-CREF TRUST CO. CUST/TTEE FBO: RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	526,363	7.22%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert International Opportunities Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	427,610	5.87%
Calvert International Opportunities Fund	CLASS C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	52,281	15.26%
Calvert International Opportunities Fund	CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	38,172	11.14%
Calvert International Opportunities Fund	CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	32,510	9.49%
Calvert International Opportunities Fund	CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	30,984	9.04%
Calvert International Opportunities Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	28,709	8.38%
Calvert International Opportunities Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21,078	6.15%
Calvert International Opportunities Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,360,050	49.59%
Calvert International Opportunities Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	879,845	18.49%
Calvert International Opportunities Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	725,562	15.25%
Calvert International Opportunities Fund	CLASS I	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 4TH FL 499 WASHINGTON BLVD FL 5 FL 4 JERSEY CITY NJ 07310-2010	392,161	8.24%
Calvert International Opportunities Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC CONSERVATIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	268,886	5.65%
Calvert International Opportunities Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	858,484	26.69%
Calvert International Opportunities Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	779,564	24.23%
Calvert International Opportunities Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	581,170	18.07%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert International Opportunities Fund	CLASS Y	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 973U7 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	285,145	8.86%
Calvert International Opportunities Fund	CLASS Y	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 2801 MARKET ST SAINT LOUIS MO 63103-2523	244,479	7.60%
Calvert International Opportunities Fund	CLASS Y	AMERICAN ENTERPRISE INVESTMENT SERV FBO 707 2ND AVE S MINNEAPOLIS MN 55402-2405	179,982	5.59%
Calvert Emerging Markets Equity Fund	CLASS A	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	584,892	23.12%
Calvert Emerging Markets Equity Fund	CLASS A	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	250,026	9.88%
Calvert Emerging Markets Equity Fund	CLASS A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	130,581	5.16%
Calvert Emerging Markets Equity Fund	CLASS C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9,632	12.11%
Calvert Emerging Markets Equity Fund	CLASS C	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	9,302	11.69%
Calvert Emerging Markets Equity Fund	CLASS C	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	6,461	8.12%
Calvert Emerging Markets Equity Fund	CLASS I	BRITEL FUND TRUSTEES LTD FOR AND BEHALF OF THE BT PENSION SCHEME 1 LONDON, E1 8HZ	1,494,509	31.86%
Calvert Emerging Markets Equity Fund	CLASS I	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,418,788	30.25%
Calvert Emerging Markets Equity Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC MODERATE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	684,420	14.59%
Calvert Emerging Markets Equity Fund	CLASS I	CALVERT INVESTMENT DISTRIBUTORS INC AGGRESSIVE ALLOCATION 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	442,443	9.43%
Calvert Emerging Markets Equity Fund	CLASS Y	NATIONAL FINANCIAL SER CORP FOR THE EXCL BEN OF OUR CUSTOMER ATTN MUTUAL FDS DEPT 5TH FL 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	811,162	39.45%
Calvert Emerging Markets Equity Fund	CLASS Y	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGE 1000 HARBOR BLVD 5TH FL WEEHAWKEN NJ 07086-6761	196,218	9.54%
Calvert Emerging Markets Equity Fund	CLASS Y	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	181,821	8.84%
Calvert Emerging Markets Equity Fund	CLASS Y	AMERICAN ENTERPRISE INVESTMENT SERV FBO #41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	152,654	7.42%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert Emerging Markets Equity Fund	CLASS Y	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	145,439	7.07%
Calvert Emerging Markets Equity Fund	CLASS Y	CHARLES SCHWAB & CO INC REINVEST ACCT ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	107,737	5.24%
Calvert Emerging Markets Equity Fund	CLASS Y	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	105,338	5.12%
Calvert Variable Series, Inc.
Calvert VP SRI Balanced Portfolio	CLASS F	JEFFERSON NATIONAL LIFE INSURANCE COMPANY ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223-6175	221,849	84.60%
Calvert VP SRI Balanced Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	21,875	8.34%
Calvert VP SRI Balanced Portfolio	CLASS F	JEFFERSON NATIONAL LIFE INSURANCE CO OF NEW YORK 10350 ORMSBY PARK PLACE LOUISVILLE KY 40223-6175	18,494	7.05%
Calvert VP SRI Balanced Portfolio	CLASS I	MUTUAL OF AMERICA TVIF FUND S/A #2 320 PARK AVE FL 8 NEW YORK NY 10022-6815	53,152,627	34.43%
Calvert VP SRI Balanced Portfolio	CLASS I	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY, B3N WINDSOR CT 06095-4773	27,156,777	17.59%
Calvert VP SRI Balanced Portfolio	CLASS I	METROPOLITAN LIFE INSURANCE CO SECURITIES ACCOUNTING & ADMN 300 DAVIDSON AVE 2ND FLOOR EAST WING SOMERSET NJ 08873-4175	26,015,968	16.85%
Calvert VP SRI Balanced Portfolio	CLASS I	MUTUAL OF AMERICA PENSION FUND S/A #1 320 PARK AVE FL 8 NEW YORK NY 10022-6815	10,162,633	6.58%
Calvert VP SRI Mid Cap Portfolio	CLASS I	METROPOLITAN LIFE INSURANCE CO MUTUAL FUND PROCESSING 300 DAVIDSON AVE 2ND FLOOR EAST WING SOMERSET NJ 08873-4175	380,868	26.15%
Calvert VP SRI Mid Cap Portfolio	CLASS I	AMERICAN UNITED LIFE INSURANCE CO GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	348,190	23.91%
Calvert VP SRI Mid Cap Portfolio	CLASS I	AMERICAN UNITED LIFE INSURANCE CO AUL AMERICAN UNIT TRUST ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	257,971	17.71%
Calvert VP SRI Mid Cap Portfolio	CLASS I	TRANSAMERICA PREMEIR INSUR CO SEPARATE ACCOUNT VA CC 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	143,797	9.87%
Calvert VP SRI Mid Cap Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	86,849	5.96%
Calvert Variable Products, Inc.

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	1,383,268	34.81%
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	651,624	16.40%
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT G-2 5900 O ST LINCOLN NE 68510-2234	379,922	9.56%
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP CARILLON ACCOUNT ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	358,080	9.01%
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT D ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	349,514	8.79%
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT G ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	327,564	8.24%
Calvert VP S&P 500 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP CARILLON LIFE ACCOUNT ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	275,999	6.94%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS F	UNIT INVESTMENT TRUST HORACE MANN LIFE INSURANCE CO SEPARATE ACCOUNT 1 HORACE MANN PLZ SPRINGFIELD IL 62715-0001	2,326,621	98.29%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	697,697	30.50%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	304,367	13.31%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT G-2 5900 O ST LINCOLN NE 68510-2234	268,205	11.73%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT G ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	189,532	8.29%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT D ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	145,689	6.37%
Calvert VP S&P MidCap 400 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP CARILLON ACCOUNT ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	141,727	6.20%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS F	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL INDIVIDUAL - ATTN: VARIABLE TRADES EXECUTIVE VARIABLE UNIVERSAL LIFE ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	109,620	39.59%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS F	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	102,123	36.88%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS F	SYMETRA LIFE INSURANCE COMPANY WA 777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	18,568	6.71%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	557,008	30.52%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	321,836	17.63%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE SEPARATE ACCOUNT G ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	135,557	7.43%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	MODERN WOODMEN OF AMERICA PRODUCT VALUATION 5801 SW SIXTH AVE TOPEKA KS 66636-1001	130,567	7.15%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT G-2 5900 O ST LINCOLN NE 68510-2234	129,437	7.09%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	FARM BUREAU LIFE INSURANCE COMPANY % MUTUAL FUND ACCOUNTING 5400 UNIVERSITY AVE WDM IA 50266-5997	107,236	5.88%
Calvert VP Russell 2000 Small Cap Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP CARILLON ACCOUNT ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	97,520	5.34%
Calvert VP EAFE International Index Portfolio	CLASS F	PRINCIPAL LIFE INSURANCE CO CUST. FBO PRINCIPAL EXECUTIVE VARIABLE UNIVERSAL LIFE II ATTN INDIVIDUAL LIFE ACCOUNTING 711 HIGH ST DES MOINES IA 50392-0001	35,454	59.71%
Calvert VP EAFE International Index Portfolio	CLASS F	COUNTRY INVESTORS LIFE ASSURANCE COMPANY 1701 N TOWANDA AVE BLOOMINGTON IL 61701-2057	14,906	25.10%
Calvert VP EAFE International Index Portfolio	CLASS F	FARM BUREAU LIFE INSURANCE COMPANY % MUTUAL FUND ACCOUNTING 5400 UNIVERSITY AVE WDM IA 50266-5997	3,340	5.62%
Calvert VP EAFE International Index Portfolio	CLASS F	SYMETRA LIFE INSURANCE COMPANY WA 777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	3,098	5.22%
Calvert VP EAFE International Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	705,773	43.15%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert VP EAFE International Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT D ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	226,521	13.85%
Calvert VP EAFE International Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	114,040	6.97%
Calvert VP EAFE International Index Portfolio	CLASS I	TRANSAMERICA LIFE INSURANCE COMPANY EM PRIVATE PLACEMENT 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499-0001	106,980	6.54%
Calvert VP EAFE International Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT G-2 5900 O ST LINCOLN NE 68510-2234	95,138	5.82%
Calvert VP Nasdaq 100 Index Portfolio	CLASS F	FORETHOUGHT LIFE INSURANCE CO ACCOUNT A 300 N MERIDIAN ST STE 1800 INDIANAPOLIS IN 46204-1762	19,058	90.41%
Calvert VP Nasdaq 100 Index Portfolio	CLASS F	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	2,023	9.59%
Calvert VP Nasdaq 100 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	873,853	43.48%
Calvert VP Nasdaq 100 Index Portfolio	CLASS I	MODERN WOODMEN OF AMERICA PRODUCT VALUATION 5801 SW SIXTH AVE TOPEKA KS 66636-1001	272,823	13.58%
Calvert VP Nasdaq 100 Index Portfolio	CLASS I	WOODMEN OF THE WORLD/ OMAHA WOODMEN LIFE INSURANCE SOCIETY 1700 FARNAM ST STE 840 STE 2200 OMAHA NE 68102-2025	196,768	9.79%
Calvert VP Nasdaq 100 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	180,366	8.98%
Calvert VP Nasdaq 100 Index Portfolio	CLASS I	FARM BUREAU LIFE INSURANCE COMPANY % MUTUAL FUND ACCOUNTING 5400 UNIVERSITY AVE WDM IA 50266-5997	177,049	8.81%
Calvert VP Nasdaq 100 Index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP CARILLON ACCOUNT ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	104,392	5.19%
Calvert VP Investment Grade Bond index Portfolio	CLASS F	CALVERT INVESTMENT MGMT INC ATTN CORPORATE ACCOUNTING 4550 MONTGOMERY AVE STE 1000N BETHESDA MD 20814-3384	1,811	51.05%
Calvert VP Investment Grade Bond index Portfolio	CLASS F	FORETHOUGHT LIFE INSURANCE CO ACCOUNT A 300 N MERIDIAN ST STE 1800 INDIANAPOLIS IN 46204-1762	1,737	48.95%
Calvert VP Investment Grade Bond index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	1,878,908	60.85%

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
Calvert VP Investment Grade Bond index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP CARILLON ACCOUNT ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	245,390	7.95%
Calvert VP Investment Grade Bond index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP SEPARATE ACCOUNT D ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	214,747	6.95%
Calvert VP Investment Grade Bond index Portfolio	CLASS I	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O ST LINCOLN NE 68510-2234	169,828	5.50%
Calvert VP Volatility Managed Moderate Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	5,565,698	82.24%
Calvert VP Volatility Managed Moderate Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT LLVA ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	736,551	10.88%
Calvert VP Volatility Managed Moderate Growth Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	4,115,956	85.31%
Calvert VP Volatility Managed Moderate Growth Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT LLVA ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	343,060	7.11%
Calvert VP Volatility Managed Moderate Growth Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT V ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	258,243	5.35%
Calvert VP Volatility Managed Growth Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP AMERITAS VARIABLE SEPARATE ACCT VA2 ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	7,170,583	94.12%
Calvert VP Volatility Managed Growth Portfolio	CLASS F	AMERITAS LIFE INSURANCE CORP SEPARATE ACCT LLVA ATTN: VARIABLE TRADES 5900 O STREET LINCOLN NE 68510-2234	447,379	5.87%

APPENDIX R
Security Ownership

Fund	Share Class	Name and Address of Owner	Shares Owned	Percent Ownership of Outstanding Fund Shares
[ ]	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]

Appendix S

Overview of Expected Portfolio Manager and Strategy Changes

Fund	Proposed Portfolio Manager(s)	Strategy Description
Calvert Aggressive Allocation Fund
Calvert Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Capital Accumulation Fund
Calvert Emerging Markets Equity Fund
Calvert Equity Portfolio
Calvert International Equity Fund
Calvert International Opportunities Fund
Calvert Moderate Allocation Fund
Calvert Small Cap Fund
Calvert Bond Portfolio
Calvert Green Bond Fund
Calvert High Yield Bond Fund
Calvert Income Fund
Calvert Long Term Income Fund
Calvert Short Duration Income Fund
Calvert Tax-Free Responsible Impact Bond Fund
Calvert Ultra-Short Income Fund
Calvert Unconstrained Bond Fund
Calvert Developed Markets Ex-US Responsible Index Fund
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert US Large Cap Core Responsible Index Fund
Calvert US Large Cap Growth Responsible Index Fund
Calvert US Large Cap Value Responsible Index Fund
Calvert US Mid Cap Core Responsible Index Fund
Calvert VP SRI Balanced Portfolio
Calvert VP SRI Mid Cap Portfolio
Calvert VP EAFE International Index Portfolio
Calvert VP Nasdaq 100 Index Portfolio
Calvert VP Russell 2000 Small Cap Index Portfolio
Calvert VP S&P 500 Index Portfolio
Calvert VP S&P MidCap 400 Index Portfolio
Calvert VP Investment Grade Bond Index Portfolio
Calvert VP Volatility Managed Growth Portfolio
Calvert VP Volatility Managed Moderate Growth Portfolio
Calvert VP Volatility Managed Moderate Portfolio